UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4647
                                   ------------


                       AXP SPECIAL TAX-EXEMPT SERIES TRUST
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:    6/30
                         --------------

AXP(R)
  Insured
      Tax-Exempt
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   June 30, 2005

AXP Insured Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Fund, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers with
   Portfolio Management                    5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      22

Notes to Financial Statements             25

Report of Independent Registered
   Public Accounting Firm                 34

Federal Income Tax Information            35

Fund Expenses Example                     39

Board Members and Officers                41

Approval of Investment
   Management Services Agreement          44

Proxy Voting                              46

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in the management or operations of the funds or in the services provided to the funds are anticipated in connection with the reorganization.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSourceSM brand which, with the approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name, which began on Aug. 1, 2005 will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.

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2   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Fund Snapshot
        AT JUNE 30, 2005

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
David Kerwin, CFA*                8/04                       20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE

The Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

Inception dates by class
A: 8/18/86    B: 3/20/95   C: 6/26/00   Y: 3/20/95

Ticker symbols by class
A: IINSX      B: IINBX     C: --        Y: --

Total net assets                                         $375.9 million

Number of holdings                                                  135

Effective maturity(1)                                        14.0 years

Effective duration(2)                                         7.0 years

Weighted average bond rating(3)                                     AAA

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT    INT.   LONG
          X       X     HIGH
                        MEDIUM   QUANTITY
                        LOW

TOP TEN STATES

Percentage of portfolio assets

California                                                        17.9%
New York                                                          11.6
Texas                                                              7.5
Illinois                                                           6.9
Georgia                                                            5.4
Pennsylvania                                                       4.1
Ohio                                                               3.6
Florida                                                            3.5
Michigan                                                           3.5
Colorado                                                           3.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                          100%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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3   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Performance Summary

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005

                       +7.06%    +8.73%   +7.67%   +8.19%

+7.06% = AXP Insured Tax-Exempt Fund Class A (excluding sales charge) +8.73% = Lehman Brothers Insured 3 Plus Muncipal Bond Index (unmanaged) +7.67% = Lipper Insured Municipal Debt Funds Index
+8.19% = Lehman Brothers Municipal Insured Bond Index

(see "The Fund`s Long-term Performance" for Index descriptions) The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A               Class B                  Class C              Class Y
(Inception dates)            (8/18/86)             (3/20/95)                (6/26/00)            (3/20/95)
                                                          After                    After
                        NAV(1)    POP(2)      NAV(1)     CDSC(3)       NAV(1)     CDSC(4)         NAV(5)
at June 30, 2005
1 year                  +7.06%    +1.98%      +6.26%     +1.26%        +6.25%     +5.25%          +7.09%
3 years                 +4.75%    +3.07%      +3.97%     +2.73%        +3.96%     +3.96%          +4.98%
5 years                 +5.71%    +4.68%      +4.92%     +4.59%        +4.96%     +4.96%          +5.94%
10 years                +5.33%    +4.82%      +4.54%     +4.54%          N/A        N/A           +5.52%
Since inception         +6.19%    +5.92%      +4.45%     +4.45%        +5.00%     +5.00%          +5.42%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Kerwin discusses the Fund's positioning and results for the fiscal year. On Aug. 20, 2004, Mr. Kerwin assumed leadership of the Fund's portfolio management team.

Q:  How did AXP Insured Tax-Exempt Fund perform for the fiscal year?

A: AXP Insured Tax-Exempt Fund's Class A shares (excluding sales charge) rose 7.06% for the 12 months ended June 30, 2005. The Fund underperformed the Lehman Brothers Insured 3 Plus Year Municipal Bond Index and the Lehman Brothers Municipal Insured Bond Index (Lehman Insured Index), which gained 8.73% and 8.19%, respectively. The Lipper Insured Municipal Debt Funds Index, representing the Fund's peer group, advanced 7.67% over the same period.

Q: What factors most significantly affected performance during the annual period?

A: Overall, the tax-exempt bond market had a relatively strong period, despite seven additional interest rate hikes by the Federal Reserve Board (the Fed) during the 12 months, following the initial rate hike of this tightening cycle made on June 30, 2004. The tax-exempt bond market, as measured by the Lehman Brothers Municipal Bond Index(1), provided an 8.24% return for the 12 months ended June 30, 2005, significantly outperforming the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index(2), which provided a 6.80% return for the annual period.

    The Fund underperformed due primarily to its strong exposure to the intermediate segment of the municipal yield curve. As in the taxable bond market, the municipal yield curve flattened, as the difference in yields between short- and long-term securities narrowed. This flattening of the yield curve had a greater positive price impact on the longer-term bonds than on intermediate bonds.

SEC YIELDS

                        Class A      Class B      Class C      Class Y
At June 30, 2005         2.72%        2.10%        2.10%        3.13%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

(1) The Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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5   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Fund underperformed due primarily to its strong exposure to the intermediate segment of the municipal yield curve. [END CALLOUT QUOTE]

    Also detracting from performance was the Fund's duration positioning. We had extended duration somewhat during the period, but still maintained a duration shorter than that of the Lehman Insured Index in anticipation of rising rates. Instead, rates across the municipal yield curve actually fell.

    Another negative factor during the period was the Fund's concentration in non-callable bonds, which were unexpectedly more volatile than callable bonds during the period. Callable bonds are redeemable by the issuer before the scheduled maturity, sometimes at a premium price. Bonds are usually called when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.

    On the positive side, the Fund's reduced exposure to shorter-term bonds (i.e., five years and under) and its exposure mix on the front-end of the yield curve helped returns. For example, we selectively added "mandatory put bonds" and high-quality zero coupon bonds as substitutes for the short-term bonds in order to increase yields without increasing risk. Mandatory put bonds, sometimes known as mandatory tenders, contain a provision that a holder of the security surrender the security to the issuer or its agent for purchase, usually at par, at some date or dates prior to the final stated maturity. Zero coupon municipal bonds are securities that make no periodic interest payments but are sold at a discount from their face value and mature at par. The accretion of the bonds' price from a discount to par is usually considered as tax-exempt income for the Fund.

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6   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates. [END CALLOUT QUOTE]

    The Fund was further buoyed by its shift within the long-term end of the yield curve, somewhat reducing exposure to 30-year bonds and increasing exposure to 20-year bonds. At the long-term end of the curve, we also sought opportunities to add some lower coupon bonds, which, often overlooked by the broad market, offered higher yield. These lower coupon bonds performed well and contributed positively to the Fund's returns.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We focused on further diversifying the portfolio by bond maturity, coupon and call dates. We believe this disciplined approach to portfolio diversification -- across multiple parameters -- should help reduce the volatility and risks associated with interest rate movements and produce more consistent returns for the Fund over the long term. Indeed, over the second half of the fiscal year, the impact of the Fund's yield curve positioning on its results was mitigated, as we moved from a concentration in intermediate-term bonds to a more laddered structure, whereby maturities are staggered so that bonds in the portfolio come due periodically. We sought opportunities to carry out tactical strategies and at the same time, to further diversify by sector, geography and among insurers as well.

    Also, we adjusted the Fund's duration somewhat as part of the transition to a new benchmark, the Lehman Brothers Insured 3 Plus Year Municipal Bond Index, which was approved in April. We feel that this new benchmark more precisely reflects the actual strategy of the Fund.

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7   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to position the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through the summer. Indeed, as nearly all signs of any material slowdown in U.S. growth have reversed or been revised away, we believe the market's focus will again return to our long-held reasons why the Fed will continue to raise interest rates, namely robust U.S. economic growth and building inflation pressures. In addition, the Fed has signaled some concern over "frothy" housing markets in certain regions. Thus, we believe the Fed is keenly aware that excess monetary stimulus has fueled speculation in the housing market and that its likely response is to raise rates until this market cools noticeably. We anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Typically, rising rates are negative for the bond market. However, municipal bonds have historically weathered this environment better than taxable bonds. It is important to note that we do not make significant Fund management

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                    Class A
                                         Short-term       Long-term
Fiscal year ended             Income    capital gains   capital gains    Total
June 30, 2005                  $0.18        $0.01           $0.02        $0.21
June 30, 2004                   0.19           --            0.06         0.25
June 30, 2003                   0.21           --            0.14         0.35
June 30, 2002                   0.23           --              --         0.23
June 30, 2001                   0.27           --              --         0.27

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8   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Questions & Answers

    decisions based on interest rate forecasts, but rather stick to our discipline of staying fully invested to maintain a high level of tax-exempt income and to diversify our portfolio.

    Given this view, we plan to maintain the Fund's duration moderately shorter than that of its Lehman Insured Index for the near term. We also intend to maintain our focus on seeking insured securities with good structure and on further diversifying the portfolio. The Fund's emphasis continues to be on preservation of capital and a high level of income generally exempt from federal income tax.

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9   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Insured Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of three widely cited performance indices, the Lehman Brothers Insured 3 Plus Year Municipal Bond Index, the Lipper Insured Municipal Debt Funds Index and the Lehman Brothers Municipal Insured Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Municipal Insured Bond Index to the Lehman Brothers Insured 3 Plus Year Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. Both indexes are shown in this transition year. In the future, however, only the Lehman Brothers Insured 3 Plus Year Municipal Bond Index will be included.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results as of June 30, 2005                                                                                           Since
                                                                 1 year      3 years      5 years     10 years    inception(4)
AXP Insured Tax-Exempt Fund (includes sales charge)
Class A  Cumulative value of $10,000                            $10,198      $10,950      $12,570      $16,009      $29,596
         Average annual total return                             +1.98%       +3.07%       +4.68%       +4.82%       +5.92%
Lehman Brothers Insured 3 Plus Year Municipal Bond Index(1)
         Cumulative value of $10,000                            $10,873      $12,008      $14,270      $19,028          N/A
         Average annual total return                             +8.73%       +6.29%       +7.37%       +6.64%          N/A
Lipper Insured Municipal Debt Funds Index(2)
         Cumulative value of $10,000                            $10,767      $11,652      $13,528      $17,268      $32,330
         Average annual total return                             +7.67%       +5.23%       +6.23%       +5.62%       +6.40%
Lehman Brothers Municipal Insured Bond Index(3)
         Cumulative value of $10,000                            $10,819      $11,893      $14,071      $18,709          N/A
         Average annual total return                             +8.19%       +5.95%       +7.07%       +6.46%          N/A

See footnotes to the Comparative Results table on facing page.

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10   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

[LINE CHART]

                                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP INSURED TAX-EXEMPT FUND

AXP Insured Tax-Exempt Fund Class A
  (excluding sales charge)         $9,525  $10,121  $10,838  $11,669  $11,876  $12,129  $13,218  $13,928  $15,046  $14,953  $16,009
Lehman Brothers Insured 3 Plus
  Muncipal Bond Index(1)
  (unmanaged)                     $10,000  $10,669  $11,565  $12,623  $12,931  $13,334  $14,767  $15,845  $17,437  $17,500  $19,028
Lipper Insured Municipal Debt
  Funds Index(2)                  $10,000  $10,576  $11,366  $12,287  $12,471  $12,763  $13,981  $14,821  $16,091  $16,038  $17,268
Lehman Brothers Municipal
  Insured Bond Index(3)           $10,000  $10,661  $11,537  $12,566  $12,889  $13,298  $14,680  $15,728  $17,224  $17,293  $18,709
                                    '95      '96      '97      '98      '99      '00      '01      '02      '03      '04      '05

Results for other share classes can be found on page 4.

(1) The Lehman Brothers Insured 3 Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of insured investment-grade fixed-rate municipal bonds with maturities of three years or more.

(2) The Lipper Insured Municipal Debt Funds Index includes the 10 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Lehman Brothers Municipal Insured Bond Index, an unmanaged index, is a total return benchmark designed for long-term municipal assets. The index includes insured bonds that are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, have a maturity of one year or greater, and have been issued after Dec. 31, 1990. The index results assume the reinvestment of all capital gain and dividend distributions. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(4) Fund data is from Aug. 18, 1986. Lipper peer group data is from Sept. 1, 1986. The Fund began operating before the inception of the Lehman Brothers Insured 3 Plus Year Municipal Bond Index and the Lehman Brothers Municipal Insured Bond Index.

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11   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Investments in Securities

AXP Insured Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (93.9%)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Alabama (2.0%)
Alabama Public School & College Authority
  Revenue Bonds
  Capital Improvement
  Series 1999D (FSA)
   08-01-18               5.50%            $5,000,000               $5,449,200
City of Birmingham
  Unlimited General Obligation Refunding Warrants
  Series 2003A (AMBAC)
   06-01-13               5.25              1,755,000                1,973,111
Total                                                                7,422,311

Arizona (0.9%)
Arizona School Facilities Board
  Revenue Bonds
  State School Trust
  Series 2004A (AMBAC)
   07-01-18               5.75              2,750,000                3,207,380

Arkansas (0.1%)
Arkansas Development Finance Authority
  Revenue Bonds
  Series 2000B (AMBAC) A.M.T.
   12-01-20               5.80                500,000                  525,890

California (15.6%)
California Rural Home Mortgage Finance Authority
  Revenue Bonds
  Mortgage-backed Securities Program
  Series 1997A-2
  (GNMA/FNMA/FHLMC) A.M.T.
   09-01-29               7.00                 90,000                   90,666
California State Department of Water Resources
  Revenue Bonds
  Series 2002A (MBIA)
   05-01-09               5.25              8,000,000                8,656,720

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

California (cont.)
City & County of San Francisco
  Unlimited General Obligation Bonds
  Neighborhood Recreation & Park
  Series 2004A (MBIA)
   06-15-23               5.00%            $4,795,000               $5,137,843
Delta Counties Home Mortgage Finance Authority
  Revenue Bonds
  Mortgage-backed Securities
  Series 1998A (MBIA/GNMA/FNMA) A.M.T.
   06-01-24               6.70                 95,000                   95,519
Fairfield-Suisun Unified School District
  Unlimited General Obligation Bonds
  Election 2002
  Series 2004 (MBIA)
   08-01-28               5.50              3,000,000                3,388,080
San Diego Convention Center Expansion Financing Authority
  Revenue Bonds
  Series 1998A (AMBAC)
   04-01-12               5.25              3,065,000                3,299,932
San Diego Unified School District
  Unlimited General Obligation Bonds
  Election 1998
  Series 2002D (FGIC)
   07-01-21               5.25              2,850,000                3,201,918
San Francisco State Building Authority
  Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC)
   12-01-16               5.25              4,000,000                4,209,000
Southern California Public Power Authority
  Refunding Revenue Bonds
  San Juan Power Project
  Series 2005A (FSA)
   01-01-15               5.00              1,000,000                1,112,510

See accompanying notes to investments in securities.
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12   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

California (cont.)
State of California
  Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   09-01-13               5.25%            $2,000,000               $2,207,260
State of California
  Unlimited General Obligation Bonds
  Series 2003 (FGIC)
   11-01-20               5.25              1,000,000                1,104,790
State of California
  Unlimited General Obligation Bonds
  Series 2003 (MBIA)
   02-01-27               5.25              5,000,000                5,424,950
State of California
  Unlimited General Obligation Bonds
  Series 2004A (FGIC)
   07-01-17               5.00              4,000,000                4,323,720
State of California
  Unlimited General Obligation Bonds
  Series 2004A (MBIA)
   07-01-11               5.00              5,900,000                6,504,750

State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2005 (AMBAC)
   03-01-35               4.50              3,860,000                3,865,790
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2004 (FSA)
   12-01-22               5.25              2,500,000                2,747,750
Sweetwater Union High School District
  Certificate of Participation
  Series 2002 (FSA)
   09-01-21               5.00              3,255,000                3,504,854
Total                                                               58,876,052

Colorado (2.5%)
Broomfield
  Certificate of Participation
  Open Space Park & Recreation Facilities
  Series 2000 (AMBAC)
   12-01-20               5.50              1,000,000                1,095,580
Colorado Educational & Cultural Facilities Authority
  Refunding & Improvement Revenue Bonds
  University Lab School
  Series 2004 (XLCA)
   06-01-33               5.00              2,000,000                2,113,180

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Colorado (cont.)
Colorado Health Facilities Authority
  Revenue Bonds
  Liberty Heights
  Zero Coupon
  Series 1991B Escrowed to Maturity
   07-15-24               4.77%            $5,000,000(b)            $2,079,050
University of Colorado
  Certificate of Participation
  Master Lease Purchase Agreement
  Series 2003A (AMBAC)
   06-01-23               5.00              3,700,000                3,943,275
Total                                                                9,231,085

District of Columbia (0.8%)
Metropolitan Washington Airports Authority
  Revenue Bonds
  Series 2001II Inverse Floater
  (MBIA) A.M.T.
   10-01-27               8.49              2,500,000(g)             2,871,650

Florida (3.5%)
Broward County School Board
  Certificate of Participation
  Series 2003 (MBIA)
   07-01-24               5.00              3,000,000                3,197,010
County of Leon
  Pre-refunded Certificate of Participation
  Master Lease Program
  Series 1997 (MBIA)
   07-01-17               5.13              1,960,000                2,071,073
Florida Board of Education
  Revenue Bonds
  Series 2000C (FGIC)
   07-01-16               5.25              4,000,000                4,369,400
Jacksonville
  Refunding & Improvement Revenue Bonds
  Series 2002A (AMBAC)
   10-01-13               5.50              3,030,000                3,476,531
Total                                                               13,114,014

Georgia (5.3%)
Burke County Development Authority
  Revenue Bonds
  Georgia Power Company Plant Vogtle
  1st Series 2005 (FGIC)
   05-01-34               4.75              3,000,000                3,020,370

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Georgia (cont.)
Cherokee County Water & Sewer Authority
  Revenue Bonds
  Series 1995 Escrowed to Maturity (MBIA)
   08-01-25               5.20%              $535,000                 $588,441
Cherokee County Water & Sewer Authority
  Un-refunded Balance Revenue Bonds
  Series 1995 (MBIA)
   08-01-25               5.20              2,665,000                3,071,226
City of Atlanta
  Refunding Revenue Bonds
  Series 1994A Escrowed to Maturity (AMBAC)
   01-01-08               6.50              2,750,000                2,995,465
City of Atlanta
  Revenue Bonds
  Series 2000B (FGIC) A.M.T.
   01-01-08               5.63              3,190,000                3,372,659
County of Fulton
  Revenue Bonds
  Series 1992 Escrowed to Maturity (FGIC)
   01-01-14               6.38              3,125,000                3,663,032
County of Fulton
  Un-refunded Balance Revenue Bonds
  Series 1992 (FGIC)
   01-01-14               6.38                125,000                  146,521
Coweta County Development Authority
  Revenue Bonds
  Georgia Power Company - Plant Yates Project
  Series 2001 (AMBAC)
   09-01-18               4.35              3,000,000                3,000,810
Total                                                               19,858,524

Illinois (6.8%)
City of Chicago
  Unlimited General Obligation Bonds
  Series 2004A (FSA)
   01-01-19               5.25              2,500,000                2,760,850
City of Chicago
  Unlimited General Obligation Project & Refunding Bonds
  Series 2001A (MBIA)
   01-01-31               5.00              4,000,000                4,175,400
County of Cook
  Unlimited General Obligation Bonds
  Series 2001A (FGIC)
   11-15-29               5.25              3,310,000                3,515,121

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Illinois (cont.)
Lake County Community High School District #127 Grayslake
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 2002B (FGIC)
   02-01-16               5.32%            $4,000,000(b)            $2,588,600
Metropolitan Pier & Exposition Authority
  Revenue Bonds
  McCormick Place Expansion Project
  Series 2002A (MBIA)
   06-15-42               5.25              4,000,000                4,275,480
Southern Illinois University
  Revenue Bonds
  Capital Appreciation Housing & Auxiliary
  Zero Coupon
  Series 1999A (MBIA)
   04-01-26               5.55              4,000,000(b)             1,511,120
St. Clair County Public Building Commission
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1997B (FGIC)
   12-01-14               5.95              2,000,000(b)             1,370,560
State of Illinois
  Unlimited General Obligation Bonds
  1st Series 2001 (FSA)
   05-01-26               5.25              3,500,000                3,754,975
State of Illinois
  Unlimited General Obligation Bonds
  1st Series 2002 (MBIA)
   07-01-10               5.38              1,500,000                1,655,070
Total                                                               25,607,176

Indiana (2.3%)
Clark-Pleasant Community School Building Corporation
  Revenue Bonds
  1st Mortgage
  Series 2001 (AMBAC)
   07-15-16               5.50              1,000,000                1,118,850
Indiana Health Facility Financing Authority
  Refunding Revenue Bonds
  Columbus Regional Hospital
  Series 1993 (FSA)
   08-15-15               7.00              5,000,000                6,270,050

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Indiana (cont.)
Indiana University
  Revenue Bonds
  Student Fee
  Series 2003O (FGIC)
   08-01-22               5.00%            $1,000,000               $1,068,360
Total                                                                8,457,260

Kansas (0.1%)
Sedgwick & Shawnee Counties
  Revenue Bonds
  Mortgage-backed Securities
  Series 1997A-1 (GNMA) A.M.T.
   06-01-29               6.95                475,000                  497,886

Kentucky (0.4%)
Kentucky Turnpike Authority
  Refunding Revenue Bonds
  Revitalization Project
  Series 2001A (AMBAC)
   07-01-13               5.50              1,275,000                1,456,088

Louisiana (1.2%)
Lafayette Public Power Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   11-01-12               5.00              1,180,000                1,300,572
Lafayette Public Power Authority
  Refunding Revenue Bonds
  Series 2003B (AMBAC)
   11-01-11               5.00              2,800,000                3,070,900
Total                                                                4,371,472

Maine (1.1%)
Maine Turnpike Authority
  Revenue Bonds
  Series 2003 (AMBAC)
   07-01-26               5.00              3,750,000                3,988,350

Massachusetts (2.4%)
Commonwealth of Massachusetts
  Unlimited General Obligation Bonds
  Series 2002II Inverse Floater (FGIC)
   11-01-15               8.61              5,000,000(g)             6,606,400
Fall River
  Limited General Obligation Bonds
  Series 2003 (FSA)
   02-01-16               5.25              2,140,000                2,408,099
Total                                                                9,014,499

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Michigan (3.5%)
Detroit
  Revenue Bonds
  Senior Lien
  Series 2003A (MBIA)
   07-01-21               5.00%            $1,350,000               $1,451,061
Detroit
  Unlimited General Obligation Bonds
  Series 2001A-1 (MBIA)
   04-01-15               5.38              1,940,000                2,158,172
Jackson Public Schools
  Pre-refunded Unlimited General Obligation Bonds
  Series 1999 (FGIC)
  (Qualified School Bond Loan Fund)
   05-01-22               5.38              1,000,000                1,105,320
Lincoln Park School District
  Pre-refunded Unlimited General Obligation Bonds
  Series 1996 (FGIC)
  (Qualified School Bond Loan Fund)
   05-01-26               5.90              1,500,000                1,554,750
Michigan Municipal Bond Authority
  Revenue Bonds
  State Revolving Fund
  Series 1997
   10-01-14               5.25              2,250,000                2,377,643
Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-14               5.25              2,000,000                2,251,920
Western Township Utilities Authority
  Limited General Obligation Bonds
  Series 2002 (FGIC)
   01-01-10               5.00              2,000,000                2,163,220
Total                                                               13,062,086

Minnesota (0.6%)
Minneapolis & St. Paul Metropolitan Airports Commission
  Refunding Subordinated Revenue Bonds
  Series 2005C (FGIC)
   01-01-26               5.00              2,000,000                2,135,420

Mississippi (0.2%)
Mississippi Home Corporation
  Revenue Bonds
Series 1997H-Cl 6 (GNMA/ FNMA) A.M.T.
   12-01-29               6.70                785,000                  843,435

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Missouri (1.9%)
City of Sikeston
  Refunding Revenue Bonds
  Series 1992 (MBIA)
   06-01-10               6.20%            $6,370,000               $7,249,124

Nebraska (1.0%)
Nebraska Public Power District
  Pre-refunded Revenue Bonds
  Series 1998A (MBIA)
   01-01-14               5.25              3,340,000                3,569,692
Nebraska Public Power District
  Unrefunded Revenue Bonds
  Series 1998A (MBIA)
   01-01-14               5.25                160,000                  169,691
Total                                                                3,739,383

New Jersey (1.3%)
New Jersey Economic Development Authority
  Pre-refunded Revenue Bonds
  School Facilities & Construction
  Series 2004G (AMBAC)
   09-01-21               5.00              2,500,000                2,788,275
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11               5.00              2,000,000                2,168,560
Total                                                                4,956,835

New York (11.5%)
City of New York
  Unlimited General Obligation Bonds
  Series 2004E (FSA)
   11-01-22               5.00              2,600,000                2,813,096
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002A (FSA)
   11-15-25               5.25              4,000,000                4,366,400
New York City Health & Hospital Corporation
  Revenue Bonds
  Health System
  Series 2002A (FSA)
   02-15-18               5.50              2,150,000                2,397,616
   02-15-19               5.50              1,250,000                1,393,963

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

New York (cont.)
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2002C Escrowed to Maturity (FSA)
   08-01-10               5.25%            $1,000,000               $1,105,560
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003E (MBIA)
   02-01-20               5.25              2,000,000                2,197,440
New York Mortgage Agency
  Revenue Bonds
  35th Series 2005 A.M.T.
   10-01-30               4.80              2,460,000                2,469,323
New York State Dormitory Authority
  Revenue Bonds
  Mental Health Services Facilities Improvement
  Series 2005B (AMBAC)
   02-15-30               5.00              4,000,000                4,273,520
New York State Dormitory Authority
  Revenue Bonds
  Montefiore Hospital
  Series 2004 (FGIC/FHA)
   08-01-19               5.00              2,000,000                2,184,280
New York State Dormitory Authority
  Revenue Bonds
  School District Financing Program
  Series 2002D (MBIA)
   10-01-10               5.00              2,000,000                2,182,260
New York State Dormitory Authority
  Revenue Bonds
  Sloan-Kettering Memorial Center
  Series 2003 (MBIA)
   07-01-23               5.00              1,000,000                1,072,020
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003
   06-15-32               5.00              2,500,000                2,659,850
New York State Thruway Authority
  Refunding Revenue Bonds
  Series 2002C (AMBAC)
   04-01-14               5.50              5,000,000                5,627,100

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

New York (cont.)
New York State Thruway Authority
  Revenue Bonds
  Series 2003A (MBIA)
   04-01-13               5.25%            $6,000,000               $6,762,239
New York State Thruway Authority
  Revenue Bonds
  Series 2003B (FSA)
   04-01-21               4.75              1,500,000                1,579,230
Total                                                               43,083,897

North Carolina (2.8%)
Concord
  Pre-refunded Certificate of Participation
  Series 1996B (MBIA)
   06-01-16               5.75              1,480,000                1,550,478
Kannapolis
  Revenue Bonds
  Series 2001B (FSA) A.M.T.
   02-01-21               5.25              1,000,000                1,086,520
North Carolina Capital Facilities Finance Agency
  Revenue Bonds
  Johnson & Wales University Project
  Series 2003A (XLCA)
   04-01-11               5.00              1,120,000                1,226,064
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A (FGIC)
   01-01-12               5.50              4,805,000                5,435,656
Piedmont Triad Airport Authority
  Revenue Bonds
  Series 1999B (FSA) A.M.T.
   07-01-21               6.00              1,000,000                1,104,900
Total                                                               10,403,618

Ohio (3.6%)
City of Hamilton
  Refunding Revenue Bonds
  Series 2002A (FSA)
   10-15-25               4.70              4,800,000                4,967,424
Cleveland State University
  Revenue Bonds
  Series 2004 (FGIC)
   06-01-24               5.25              1,500,000                1,639,230

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Ohio (cont.)
Hamilton County Convention Facilities Authority
  Revenue Bonds
  First Lien
  Series 2004 (FGIC)
   12-01-33               5.00%            $2,500,000               $2,641,475
State of Ohio
  Revenue Bonds
  Case Western Reserve University Project
  Series 2004A (AMBAC)
   12-01-27               5.00              4,000,000                4,277,040
Total                                                               13,525,169

Oregon (1.4%)
Oregon State Bond Bank
  Revenue Bonds
  Oregon Economic Community Development Department
  Series 2000A (MBIA)
   01-01-19               5.50              2,520,000                2,716,006
Oregon State Department of Administrative Services
  Revenue Bonds
  Series 2003A (FSA)
   04-01-18               5.00              2,460,000                2,674,192
Total                                                                5,390,198

Pennsylvania (3.6%)
County of Allegheny
  Unlimited General Obligation Refunding Bonds
  Series 2003C (FSA)
   10-01-09               5.00              3,000,000                3,230,700
Garnet Valley School District
  Unlimited General Obligation Bonds
  Series 2001A (FGIC)
   02-15-25               5.00              2,600,000                2,739,568
Harrisburg Authority
  Pre-refunded Revenue Bonds
  Pooled Bond Program
  Series 1997II (MBIA)
   09-15-22               5.63              2,000,000                2,117,020
Lehigh County Industrial Development Authority
  Refunding Revenue Bonds
  PPL Electric Utilities Corporation Project
  Series 2003 (AMBAC)
   11-01-08               3.13              3,000,000                3,026,820

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Pennsylvania (cont.)
Lehigh County Industrial Development Authority
  Refunding Revenue Bonds
  PPL Electric Utilities Corporation Project
  Series 2005 (FGIC)
   02-15-27               4.75%            $1,000,000               $1,030,300
Robinson Township Municipal Authority
  Revenue Bonds
  Series 1989 Escrowed To Maturity (FGIC)
   11-15-19               6.00              1,290,000                1,547,884
Total                                                               13,692,292

Puerto Rico (2.0%)
Puerto Rico Electric Power Authority
  Revenue Bonds
  Residuals
  Series 2002 Inverse Floater (MBIA)
   07-01-17               8.64              3,750,000(c,g)           5,119,275
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   02-01-12               5.25              2,000,000(c)             2,222,360
Total                                                                7,341,635

Rhode Island (0.5%)
Rhode Island Health & Educational Building Corporation
  Refunding Revenue Bonds
  Higher Education - Johnson & Wales
  Series 2003 (XLCA)
   04-01-11               5.00              1,865,000                2,036,487

South Carolina (1.0%)
Piedmont Municipal Power Agency
  Refunding Revenue Bonds
  Series 1991 (FGIC)
   01-01-21               6.25              1,000,000                1,269,900
South Carolina Transportation Infrastructure Bank
  Revenue Bonds
  Junior Lien
  Series 2001B (AMBAC)
   10-01-31               5.25              2,500,000                2,665,125
Total                                                                3,935,025

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Tennessee (0.3%)
Metropolitan Government Nashville & Davidson County
  Health & Educational Facilities Board
  Revenue Bonds
  Vanderbilt University
  Series 2005B-3 (MBIA)
   10-01-44               5.00%            $1,000,000               $1,076,650

Texas (7.4%)
Alief Independent School District
  Unlimited General Obligation Refunding Bonds
  School Building
  Series 2005
  (Permanent School Fund Guarantee)
   02-15-14               5.00              1,000,000                1,106,710
City of Houston
  Refunding Revenue Bonds
  Combination First Lien
  Series 2004A (FSA)
   05-15-22               5.25              4,660,000                5,097,947
Corsicana
  Refunding Revenue Bonds
  Series 1997A (FGIC)
   08-15-22               5.75              1,575,000                1,663,783
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2005
  (Permanent School Fund Guarantee)
   02-15-19               5.00              1,000,000                1,078,310
Lake Dallas Independent School District
  Unlimited General Obligation Refunding Bonds
  School Building
  Series 2004
  (Permanent School Fund Guarantee)
   08-15-37               5.00              3,000,000                3,133,740
Mission Consolidated Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2005
  (Permanent School Fund Guarantee)
   02-15-30               5.00              4,000,000                4,234,480

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)

Texas (cont.)
Raven Hills Higher Education Corporation
  Revenue Bonds
  Bobcat Village LLC-Southwest
  Series 2001A (AMBAC)
   06-01-17               5.38%            $1,460,000               $1,598,277
   06-01-18               5.38              1,535,000                1,672,705
Richardson Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-11               4.00              5,000,000                5,188,099
Wilson County Memorial Hospital District
  Limited General Obligation Bonds
  Series 2003 (MBIA)
   02-15-28               5.13              3,000,000                3,209,790
Total                                                               27,983,841

Utah (1.1%)
Utah Municipal Finance Cooperative
  Tax Allocation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1990 (FSA)
   03-01-09               2.76              4,835,000(b)             4,267,081

Virginia (1.7%)
City of Hampton
  Revenue Bonds
  Series 2002 (AMBAC)
   01-15-28               5.13              3,000,000                3,207,360
   01-15-35               5.00              3,000,000                3,157,410
Total                                                                6,364,770

Washington (2.9%)
State of Washington
  Limited General Obligation Bonds
  Motor Vehicle Fuel Tax
  Series 2003B (FGIC)
   07-01-12               5.00              3,500,000                3,845,625
State of Washington
  Unlimited General Obligation Refunding Bonds
  Various Purpose
  Series 2005R-A (AMBAC)
   01-01-15               5.00              2,500,000                2,777,025

Municipal bonds (continued)
Name of                 Coupon               Principal                Value(a)
issuer and               rate                 amount
title of
issue(d,e)
Washington (cont.)
State of Washington
  Unlimited General Obligation Bonds
  Series 2005D (FSA)
   01-01-15               5.00%            $1,500,000               $1,666,215
Yakima County
  Limited General Obligation Bonds
  Series 2002 (AMBAC)
   12-01-21               5.00              2,425,000                2,593,392
Total                                                               10,882,257

West Virginia (0.7%)
West Virginia Higher Education Policy Commission
  Revenue Bonds
  Higher Education Facilities
  Series 2004B (FGIC)
   04-01-29               5.00              2,500,000                2,648,600

Total municipal bonds
(Cost: $339,776,237)                                              $353,117,440

Municipal notes (4.8%)
Issue(d,e,f)           Effective             Principal                Value(a)
                         yield                amount

California (2.0%)
California Housing Finance Agency
  Revenue Bonds
  Home Mortgage
  V.R.D.N. Series 2001J FSA A.M.T.
   02-01-32               2.36%            $1,000,000               $1,000,000
California Housing Finance Agency
  Revenue Bonds
  Home Mortgage
  V.R.D.N. Series 2002J MBIA A.M.T.
   02-01-33               2.36              1,900,000                1,900,000
California Housing Finance Agency
  Revenue Bonds
  Home Mortgage
  V.R.D.N. Series 2003U FSA A.M.T.
   02-01-31               2.36              2,600,000                2,600,000
   02-01-32               2.36              2,100,000                2,100,000
Total                                                                7,600,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Issue(d,e,f)           Effective             Principal                Value(a)
                         yield                amount

Colorado (0.9%)
Moffat County
  Refunding Revenue Bonds
  PacifiCorp Projects
  V.R.D.N. Series 1994
  (JP Morgan Chase Bank) AMBAC
   05-01-13               2.25%            $3,500,000               $3,500,000

Nevada (0.5%)
County of Clark
  Revenue Bonds
  Sub Lien
  V.R.D.N. Series 2001A
  (Labdesbank Baden-Wuerttemberg)
  FGIC A.M.T.
   07-01-36               2.30              2,000,000                2,000,000

Municipal notes (continued)
Issue(d,e,f)           Effective             Principal                Value(a)
                         yield                amount

Pennsylvania (0.4%)
Philadelphia Hospitals & Higher Education Facilities
Authority
  Revenue Bonds
  Childrens Hospital Project
  V.R.D.N. Series 2002C MBIA
   07-01-31               2.30%            $1,400,000               $1,400,000

Utah (0.9%)
County of Carbon
  Refunding Revenue Bonds
  Pacificorp Projects
  V.R.D.N. Series 1994 AMBAC
   11-01-24               2.25              3,500,000                3,500,000

Total municipal notes
(Cost: $18,000,000)                                                $18,000,000

Total investments in securities
(Cost: $357,776,237)(h)                                           $371,117,440

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.0% of net assets at June 30, 2005.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

        ACA       --    ACA Financial Guaranty Corporation

        AMBAC     --    Ambac Assurance Corporation

        BIG       --    Bond Investors Guarantee

        CGIC      --    Capital Guaranty Insurance Company

        FGIC      --    Financial Guaranty Insurance Company

        FHA       --    Federal Housing Authority

        FNMA      --    Federal National Mortgage Association

        FHLMC     --    Federal Home Loan Mortgage Corporation

        FSA       --    Financial Security Assurance

        GNMA      --    Government National Mortgage Association

        MBIA      --    MBIA Insurance Corporation

        XLCA      --    XL Capital Assurance

--------------------------------------------------------------------------------
20   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

(e)     The following abbreviations may be used in the portfolio descriptions:

        A.M.T.    --    Alternative Minimum Tax -- At June 30, 2005, the value
                        of securities subject to alternative minimum tax represented 6.0% of net assets.

        B.A.N.    --    Bond Anticipation Note

        C.P.      --    Commercial Paper

        R.A.N.    --    Revenue Anticipation Note

        T.A.N.    --    Tax Anticipation Note

        T.R.A.N.  --    Tax & Revenue Anticipation Note

        V.R.      --    Variable Rate

        V.R.D.B.  --    Variable Rate Demand Bond

        V.R.D.N.  --    Variable Rate Demand Note

(f) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2005.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2005. At June 30, 2005, the value of inverse floaters represented 3.9% of net assets.

(h) At June 30, 2005, the cost of securities for federal income tax purposes was $357,776,237 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

        Unrealized appreciation                                   $13,760,749
        Unrealized depreciation                                      (419,546)
                                                                     --------
        Net unrealized appreciation                               $13,341,203
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
21   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Insured Tax-Exempt Fund

June 30, 2005
Assets
Investments in securities, at value (Note 1)
   (identified cost $357,776,237)                                                                              $371,117,440
Capital shares receivable                                                                                            38,594
Accrued interest receivable                                                                                       5,032,639
Receivable for investment securities sold                                                                            10,233
                                                                                                                     ------
Total assets                                                                                                    376,198,906
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    69,750
Dividends payable to shareholders                                                                                    32,763
Capital shares payable                                                                                               46,756
Accrued investment management services fee                                                                            4,622
Accrued distribution fee                                                                                             88,816
Accrued transfer agency fee                                                                                             541
Accrued administrative services fee                                                                                     411
Other accrued expenses                                                                                               79,069
                                                                                                                     ------
Total liabilities                                                                                                   322,728
                                                                                                                    -------
Net assets applicable to outstanding shares                                                                    $375,876,178
                                                                                                               ============
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                                                       $    683,631
Additional paid-in capital                                                                                      359,206,975
Excess of distributions over net investment income                                                                     (146)
Accumulated net realized gain (loss)                                                                              2,644,515
Unrealized appreciation (depreciation) on investments                                                            13,341,203
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding shares                                              $375,876,178
                                                                                                               ============
Net assets applicable to outstanding shares:                  Class A                                          $323,488,272
                                                              Class B                                          $ 46,534,461
                                                              Class C                                          $  5,852,002
                                                              Class Y                                          $      1,443
Outstanding shares of beneficial interest:                    Class A shares               58,836,401          $       5.50
                                                              Class B shares                8,464,126          $       5.50
                                                              Class C shares                1,062,313          $       5.51
                                                              Class Y shares                      263          $       5.49
                                                                                                  ---          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Statement of operations
AXP Insured Tax-Exempt Fund

Year ended June 30, 2005
Investment income
Income:
Interest                                                                                                        $16,282,928
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                                1,801,898
Distribution fee
   Class A                                                                                                          859,029
   Class B                                                                                                          502,493
   Class C                                                                                                           65,596
Transfer agency fee                                                                                                 181,403
Incremental transfer agency fee
   Class A                                                                                                           15,750
   Class B                                                                                                            4,561
   Class C                                                                                                              869
Service fee -- Class Y                                                                                                    1
Administrative services fees and expenses                                                                           166,983
Compensation of board members                                                                                        10,115
Custodian fees                                                                                                       32,160
Printing and postage                                                                                                 65,225
Registration fees                                                                                                    35,625
Audit fees                                                                                                           22,000
Other                                                                                                                14,653
                                                                                                                     ------
Total expenses                                                                                                    3,778,361
   Earnings credits on cash balances (Note 2)                                                                       (13,973)
                                                                                                                    -------
Total net expenses                                                                                                3,764,388
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  12,518,540
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                        5,735,460
Net change in unrealized appreciation (depreciation) on investments                                               8,689,774
                                                                                                                  ---------
Net gain (loss) on investments                                                                                   14,425,234
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $26,943,774
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Statements of changes in net assets
AXP Insured Tax-Exempt Fund

Year ended June 30,                                                                            2005                 2004
Operations and distributions

Investment income (loss) -- net                                                          $ 12,518,540          $ 15,702,415
Net realized gain (loss) on investments                                                     5,735,460             4,085,600
Net change in unrealized appreciation (depreciation) on investments                         8,689,774           (23,780,245)
                                                                                            ---------           -----------
Net increase (decrease) in net assets resulting from operations                            26,943,774            (3,992,230)
                                                                                           ----------            ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                             (11,327,868)          (13,458,857)
      Class B                                                                              (1,278,151)           (1,757,338)
      Class C                                                                                (167,374)             (231,410)
      Class Y                                                                                     (50)                  (53)
   Net realized gain
      Class A                                                                              (2,021,252)           (3,978,507)
      Class B                                                                                (293,912)             (673,749)
      Class C                                                                                 (38,367)              (90,981)
      Class Y                                                                                      (8)                  (15)
                                                                                          -----------           -----------
Total distributions                                                                       (15,126,982)          (20,190,910)
                                                                                          -----------           -----------
Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                 22,411,428            31,357,944
   Class B shares                                                                           1,316,064             4,897,554
   Class C shares                                                                             532,706             2,130,549
Reinvestment of distributions at net asset value
   Class A shares                                                                           9,975,423            13,143,376
   Class B shares                                                                           1,215,617             1,893,236
   Class C shares                                                                             191,627               299,231
Payments for redemptions
   Class A shares                                                                         (71,267,826)          (97,406,705)
   Class B shares (Note 2)                                                                (15,879,591)          (14,759,213)
   Class C shares (Note 2)                                                                 (2,602,797)           (3,889,827)
                                                                                           ----------            ----------
Increase (decrease) in net assets from share transactions                                 (54,107,349)          (62,333,855)
                                                                                          -----------           -----------
Total increase (decrease) in net assets                                                   (42,290,557)          (86,516,995)
Net assets at beginning of year                                                           418,166,735           504,683,730
                                                                                          -----------           -----------
Net assets at end of year                                                                $375,876,178          $418,166,735
                                                                                         ============          ============
Undistributed (excess of distributions over) net investment income                       $       (146)         $    254,757
                                                                                         ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Notes to Financial Statements

AXP Insured Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Special Tax-Exempt Series Trust was organized as a Massachusetts business trust. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of six individual funds, including AXP Insured Tax-Exempt Fund. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. The Fund invests primarily in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At June 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) owned 100% of Class Y shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
25   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended June 30, 2005.

--------------------------------------------------------------------------------
26   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                     2005           2004

Class A
Distributions paid from:
   Ordinary income -- tax-exempt distributions*     $11,373,706    $13,458,857
   Long-term capital gain                             1,975,414      3,978,507
Class B
Distributions paid from:
   Ordinary income -- tax-exempt distributions*       1,284,817      1,757,338
   Long-term capital gain                               287,246        673,749
Class C
Distributions paid from:
   Ordinary income -- tax-exempt distributions*         168,244        231,410
   Long-term capital gain                                37,497         90,981
Class Y
Distributions paid from:
   Ordinary income -- tax-exempt distributions*              50             53
   Long-term capital gain                                     8             15

* Tax-exempt distributions were 99.54% and 98.72% for the years ended 2005 and 2004, respectively.

At June 30, 2005, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                              $    32,617
Accumulated long-term gain (loss)                            $ 2,659,969
Unrealized appreciation (depreciation)                       $13,325,749

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
27   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with Ameriprise Financial to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, Ameriprise Financial (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.45% to 0.35% annually as the Fund's assets increase.

Under the current Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of the Fund's average daily net assets will decline from 0.07% to 0.04% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended June 30, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
28   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $245,291 for Class A, $53,997 for Class B and $2,922 for Class C for the year ended June 30, 2005.

It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until June 30, 2006, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B, 1.55% for Class C and 0.64% for Class Y.

During the year ended June 30, 2005, the Fund's custodian and transfer agency fees were reduced by $13,973 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $129,938,387 and $197,769,544, respectively, for the year ended June 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares of the Fund for the years indicated are as follows:

                                                                 Year ended June 30, 2005
                                              Class A      Class B        Class C         Class Y
Sold                                        4,113,351      241,118         97,433              --
Issued for reinvested distributions         1,823,936      222,273         34,973              --
Redeemed                                  (13,044,813)  (2,919,908)      (476,317)             --
                                          -----------   ----------       --------           -----
Net increase (decrease)                    (7,107,526)  (2,456,517)      (343,911)             --
                                           ----------   ----------       --------           -----

                                                                 Year ended June 30, 2004
                                              Class A      Class B        Class C         Class Y
Sold                                        5,716,834      892,278        386,295              --
Issued for reinvested distributions         2,399,454      345,436         54,504              --
Redeemed                                  (17,829,858)  (2,706,838)      (711,284)             --
                                          -----------   ----------       --------           -----
Net increase (decrease)                    (9,713,570)  (1,469,124)      (270,485)             --
                                           ----------   ----------       --------           -----

--------------------------------------------------------------------------------
29   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended June 30, 2005.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2005         2004         2003        2002      2001
Net asset value, beginning of period                                     $5.34        $5.62        $5.54       $5.48     $5.28
                                                                         -----        -----        -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .18          .19          .21         .23       .27
Net gains (losses) (both realized and unrealized)                          .19         (.22)         .22         .06       .20
                                                                         -----        -----        -----       -----     -----
Total from investment operations                                           .37         (.03)         .43         .29       .47
                                                                         -----        -----        -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.18)        (.19)        (.21)       (.23)     (.27)
Distributions from realized gains                                         (.03)        (.06)        (.14)         --        --
                                                                         -----        -----        -----       -----     -----
Total distributions                                                       (.21)        (.25)        (.35)       (.23)     (.27)
                                                                         -----        -----        -----       -----     -----
Net asset value, end of period                                           $5.50        $5.34        $5.62       $5.54     $5.48
                                                                         -----        -----        -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $323         $352         $426        $397      $387
Ratio of expenses to average daily net assets(b)                          .84%         .83%         .83%        .82%      .82%
Ratio of net investment income (loss) to average daily net assets        3.23%        3.51%        3.78%       4.18%     4.88%
Portfolio turnover rate (excluding short-term securities)                  34%          23%         141%         32%        4%
Total return(c)                                                          7.06%        (.62%)       8.03%       5.37%     8.98%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2005         2004         2003        2002      2001
Net asset value, beginning of period                                     $5.34        $5.63        $5.54       $5.48     $5.28
                                                                         -----        -----        -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .14          .15          .17         .19       .23
Net gains (losses) (both realized and unrealized)                          .19         (.23)         .23         .06       .20
                                                                         -----        -----        -----       -----     -----
Total from investment operations                                           .33         (.08)         .40         .25       .43
                                                                         -----        -----        -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.14)        (.15)        (.17)       (.19)     (.23)
Distributions from realized gains                                         (.03)        (.06)        (.14)         --        --
                                                                         -----        -----        -----       -----     -----
Total distributions                                                       (.17)        (.21)        (.31)       (.19)     (.23)
                                                                         -----        -----        -----       -----     -----
Net asset value, end of period                                           $5.50        $5.34        $5.63       $5.54     $5.48
                                                                         -----        -----        -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $47          $58          $70         $65       $56
Ratio of expenses to average daily net assets(b)                         1.59%        1.58%        1.58%       1.58%     1.58%
Ratio of net investment income (loss) to average daily net assets        2.47%        2.76%        2.99%       3.43%     4.13%
Portfolio turnover rate (excluding short-term securities)                  34%          23%         141%         32%        4%
Total return(c)                                                          6.26%       (1.54%)       7.40%       4.59%     8.17%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2005         2004         2003        2002      2001
Net asset value, beginning of period                                     $5.35        $5.64        $5.55       $5.49     $5.28
                                                                         -----        -----        -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .14          .15          .17         .19       .23
Net gains (losses) (both realized and unrealized)                          .19         (.23)         .23         .06       .21
                                                                         -----        -----        -----       -----     -----
Total from investment operations                                           .33         (.08)         .40         .25       .44
                                                                         -----        -----        -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.14)        (.15)        (.17)       (.19)     (.23)
Distributions from realized gains                                         (.03)        (.06)        (.14)         --        --
                                                                         -----        -----        -----       -----     -----
Total distributions                                                       (.17)        (.21)        (.31)       (.19)     (.23)
                                                                         -----        -----        -----       -----     -----
Net asset value, end of period                                           $5.51        $5.35        $5.64       $5.55     $5.49
                                                                         -----        -----        -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $6           $8           $9          $6        $2
Ratio of expenses to average daily net assets(b)                         1.59%        1.59%        1.58%       1.58%     1.58%
Ratio of net investment income (loss) to average daily net assets        2.48%        2.76%        2.98%       3.44%     4.16%
Portfolio turnover rate (excluding short-term securities)                  34%          23%         141%         32%        4%
Total return(c)                                                          6.25%       (1.54%)       7.39%       4.59%     8.40%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                              2005         2004         2003        2002      2001
Net asset value, beginning of period                                     $5.34        $5.62        $5.53       $5.47     $5.27
                                                                         -----        -----        -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .19          .21          .22         .24       .28
Net gains (losses) (both realized and unrealized)                          .19         (.23)         .23         .06       .20
                                                                         -----        -----        -----       -----     -----
Total from investment operations                                           .38         (.02)         .45         .30       .48
                                                                         -----        -----        -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.20)        (.20)        (.22)       (.24)     (.28)
Distributions from realized gains                                         (.03)        (.06)        (.14)         --        --
                                                                         -----        -----        -----       -----     -----
Total distributions                                                       (.23)        (.26)        (.36)       (.24)     (.28)
                                                                         -----        -----        -----       -----     -----
Net asset value, end of period                                           $5.49        $5.34        $5.62       $5.53     $5.47
                                                                         -----        -----        -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--          $--         $--       $--
Ratio of expenses to average daily net assets(b)                          .64%         .64%         .68%        .67%      .67%
Ratio of net investment income (loss) to average daily net assets        3.46%        3.78%        4.06%       4.39%     5.05%
Portfolio turnover rate (excluding short-term securities)                  34%          23%         141%         32%        4%
Total return(c)                                                          7.09%        (.40%)       8.46%       5.60%     9.22%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Insured Tax-Exempt Fund (a fund within AXP Special Tax-Exempt Series Trust) as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2005, and the financial highlights for each of the years in the five-year period ended June 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Insured Tax-Exempt Fund as of June 30, 2005, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 22, 2005

--------------------------------------------------------------------------------
34   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Insured Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 99.54% are tax-exempt.

Payable date                                                         Per share
July 26, 2004                                                         $0.01581
Aug. 25, 2004                                                          0.01492
Sept. 24, 2004                                                         0.01631
Oct. 25, 2004                                                          0.01665
Nov. 24, 2004                                                          0.01418
Dec. 22, 2004                                                          0.02944
Jan. 27, 2005                                                          0.01751
Feb. 24, 2005                                                          0.01367
March 30, 2005                                                         0.01672
April 28, 2005                                                         0.01333
May 26, 2005                                                           0.01260
June 29, 2005                                                          0.01652
Total                                                                 $0.19766

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01623
Total distributions                                                   $0.21389

--------------------------------------------------------------------------------
35   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Class B

Income distributions -- 99.54% are tax-exempt.

Payable date                                                         Per share
July 26, 2004                                                         $0.01232
Aug. 25, 2004                                                          0.01156
Sept. 24, 2004                                                         0.01292
Oct. 25, 2004                                                          0.01347
Nov. 24, 2004                                                          0.01077
Dec. 22, 2004                                                          0.02627
Jan. 27, 2005                                                          0.01344
Feb. 24, 2005                                                          0.01049
March 30, 2005                                                         0.01290
April 28, 2005                                                         0.01008
May 26, 2005                                                           0.00955
June 29, 2005                                                          0.01255
Total                                                                 $0.15632

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01623
Total distributions                                                   $0.17255

Class C

Income distributions -- 99.54% are tax-exempt.

Payable date                                                         Per share
July 26, 2004                                                         $0.01237
Aug. 25, 2004                                                          0.01156
Sept. 24, 2004                                                         0.01293
Oct. 25, 2004                                                          0.01349
Nov. 24, 2004                                                          0.01078
Dec. 22, 2004                                                          0.02628
Jan. 27, 2005                                                          0.01344
Feb. 24, 2005                                                          0.01049
March 30, 2005                                                         0.01291
April 28, 2005                                                         0.01008
May 26, 2005                                                           0.00955
June 29, 2005                                                          0.01256
Total                                                                 $0.15644

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01623
Total distributions                                                   $0.17267

--------------------------------------------------------------------------------
36   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Class Y

Income distributions -- 99.54% are tax-exempt.

Payable date                                                         Per share
July 26, 2004                                                         $0.01687
Aug. 25, 2004                                                          0.01591
Sept. 24, 2004                                                         0.01744
Oct. 25, 2004                                                          0.01763
Nov. 24, 2004                                                          0.01523
Dec. 22, 2004                                                          0.03037
Jan. 27, 2005                                                          0.01854
Feb. 24, 2005                                                          0.01454
March 30, 2005                                                         0.01786
April 28, 2005                                                         0.01435
May 26, 2005                                                           0.01355
June 29, 2005                                                          0.01774
Total                                                                 $0.21003

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2004                                                         $0.01623
Total distributions                                                   $0.22626

Source of distributions

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage as of June 30, 2005 was 5.21%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
37   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended June 30, 2005 are listed below.

Alabama                         3.070%    Nebraska                        0.695%
Alaska                          1.328     Nevada                          0.777
Arizona                         1.198     New Jersey                      0.478
Arkansas                        0.178     New Mexico                      0.124
California                     15.418     New York                       10.411
Colorado                        2.686     North Carolina                  1.923
Delaware                        0.339     Ohio                            2.926
Florida                         3.829     Oklahoma                        0.510
Georgia                         3.977     Oregon                          1.054
Illinois                        8.674     Pennsylvania                    2.840
Indiana                         2.557     Puerto Rico                     3.275
Kansas                          0.254     Rhode Island                    0.454
Kentucky                        0.380     South Carolina                  1.757
Louisiana                       0.887     Tennessee                       1.408
Maine                           1.024     Texas                           7.543
Maryland                        0.021     Utah                            1.196
Massachusetts                   3.301     Virginia                        2.922
Michigan                        2.435     Washington                      3.698
Minnesota                       0.044     Washington, D.C.                1.298
Mississippi                     0.320     West Virginia                   0.626
Missouri                        1.650     Wyoming                         0.070
Montana                         0.445

--------------------------------------------------------------------------------
38   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
39   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

                                                    Beginning          Ending         Expenses        Annualized
                                                  account value     account value   paid during         expense
                                                  Jan. 1, 2005      June 30, 2005   the period(a)        ratio
Class A
   Actual(b)                                          $1,000         $1,021.50          $4.21(c)          .84%
   Hypothetical (5% return before expenses)           $1,000         $1,020.63          $4.21(c)          .84%
Class B
   Actual(b)                                          $1,000         $1,017.70          $7.95(c)         1.59%
   Hypothetical (5% return before expenses)           $1,000         $1,016.91          $7.95(c)         1.59%
Class C
   Actual(b)                                          $1,000         $1,017.70          $8.00(c)         1.60%
   Hypothetical (5% return before expenses)           $1,000         $1,016.86          $8.00(c)         1.60%
Class Y
   Actual(b)                                          $1,000         $1,022.60          $2.91(c)          .58%
   Hypothetical (5% return before expenses)           $1,000         $1,021.92          $2.91(c)          .58%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended June 30, 2005: +2.15% for Class A, +1.77% for Class B, +1.77% for Class C and +2.26% for Class Y.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B; 1.55% for Class C; and 0.64% for Class Y. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.75 for Class B, $7.75 for Class C, and $3.21 for Class Y; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B, $7.75 for Class C and $3.21 for Class Y.

--------------------------------------------------------------------------------
40   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                     Position held      Principal occupation       Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ -------------------------- ---------------------------
Arne H. Carlson                        Board member       Chair, Board Services
901 S. Marquette Ave.                  since 1999         Corporation (provides
Minneapolis, MN 55402                                     administrative services
Age 70                                                    to boards). Former
                                                          Governor  of Minnesota
-------------------------------------- ------------------ -------------------------- ---------------------------
Philip J. Carroll, Jr.                 Board member       Retired Chairman and       Scottish Power PLC,
901 S. Marquette Ave.                  since 2002         CEO,  Fluor Corporation    Vulcan Materials Company,
Minneapolis, MN 55402                                     (engineering and           Inc. (construction
Age 67                                                    construction) since 1998   materials/chemicals)
-------------------------------------- ------------------ -------------------------- ---------------------------
Livio D. DeSimone                      Board member       Retired Chair of the       Cargill, Incorporated
30 Seventh Street East                 since 2001         Board and  Chief           (commodity merchants and
Suite 3050                                                Executive Officer,         processors), General
St. Paul, MN 55101-4901                                   Minnesota Mining and       Mills, Inc. (consumer
Age 71                                                    Manufacturing (3M)         foods), Vulcan Materials
                                                                                     Company (construction
                                                                                     materials/ chemicals),
                                                                                     Milliken & Company
                                                                                     (textiles and chemicals),
                                                                                     and Nexia Biotechnologies,
                                                                                     Inc.
-------------------------------------- ------------------ -------------------------- ---------------------------
Patricia M. Flynn                      Board member       Trustee Professor of       BostonFed Bancorp, Inc.
901 S. Marquette Ave.                  since 2004         Economics and              (holding company) and its
Minneapolis, MN 55402                                     Management, Bentley        subsidiary Boston Federal
Age 54                                                    College since 2002;        Savings Bank
                                                          former Dean, McCallum
                                                          Graduate School of
                                                          Business,  Bentley
                                                          College from 1999 to 2002
-------------------------------------- ------------------ -------------------------- ---------------------------
Anne P. Jones                          Board member       Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- ------------------ -------------------------- ---------------------------
Stephen R. Lewis, Jr.                  Board member       Retired President and      Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002         Professor of Economics,    (manufactures irrigation
Minneapolis, MN 55402                                     Carleton College           systems)
Age 66
-------------------------------------- ------------------ -------------------------- ---------------------------

--------------------------------------------------------------------------------
41   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
Catherine James Paglia                 Board member       Director, Enterprise        Strategic Distribution,
901 S. Marquette Ave.                  since 2004         Asset Management, Inc.      Inc. (transportation,
Minneapolis, MN 55402                                     (private real estate and    distribution and
Age 52                                                    asset management company)   logistics consultants)
                                                          since 1999
-------------------------------------- ------------------ --------------------------- ---------------------------
Alan K. Simpson                        Board member       Former three-term United
1201 Sunshine Ave.                     since 1997         States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------------- ------------------ --------------------------- ---------------------------
Alison Taunton-Rigby                   Board member       Founder and Chief           Hybridon, Inc.
901 S. Marquette Ave.                  since 2002         Executive Officer,          (biotechnology)
Minneapolis, MN 55402                                     RiboNovix, Inc. since
Age 61                                                    2004; President, Forester
                                                          Biotech since 2000;
                                                          prior to that,
                                                          President and CEO,
                                                          Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
-------------------------------------- ------------------ --------------------------- ---------------------------

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
William F. Truscott                    Board member       Senior Vice President -
53600 Ameriprise Financial Center      since 2001,        Chief Investment Officer
Minneapolis, MN 55474                  Vice President     of Ameriprise Financial,
Age 44                                 since 2002         Inc. and RiverSource
                                                          Investments, LLC since
                                                          2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director, Zurich
                                                          Scudder Investments
-------------------------------------- ------------------ --------------------------- ---------------------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
42   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                     Position held      Principal occupation        Other directorships
                                       with Fund and      during past five years
                                       length of service
-------------------------------------- ------------------ --------------------------- ---------------------------
Jeffrey P. Fox                         Treasurer          Vice President -
105 Ameriprise Financial Center        since 2002         Investment Accounting,
Minneapolis, MN 55474                                     Ameriprise Financial,
Age 50                                                    Inc., since 2002; Vice
                                                          President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          Ameriprise Financial,
                                                          Inc., 1996-2000
-------------------------------------- ------------------ --------------------------- ---------------------------
Paula R. Meyer                         President          Senior Vice President and
596 Ameriprise Financial Center        since 2002         General Manager - Mutual
Minneapolis, MN 55474                                     Funds, Ameriprise
Age 51                                                    Financial, Inc. since
                                                          2002; Vice President and
                                                          Managing Director -
                                                          American Express Funds,
                                                          Ameriprise Financial, Inc.
                                                          2000-2002; Vice
                                                          President, Ameriprise
                                                          Financial, Inc.
                                                          1998-2000
-------------------------------------- ------------------ --------------------------- ---------------------------
Leslie L. Ogg                          Vice President,    President of Board
901 S. Marquette Ave.                  General Counsel,   Services Corporation
Minneapolis, MN 55402                  and Secretary
Age 66                                 since 1978
-------------------------------------- ------------------ --------------------------- ---------------------------
Beth E. Weimer                         Chief Compliance   Vice President and Chief
172 Ameriprise Financial Center        Officer since      Compliance Officer,
Minneapolis, MN 55474                  2004               Ameriprise Financial,
Age 52                                                    Inc. since 2001; Vice
                                                          President and Chief
                                                          Compliance Officer,
                                                          Ameriprise Financial
                                                          Services, Inc. (formerly
                                                          American Express
                                                          Financial Advisors),
                                                          2001-2005; Partner,
                                                          Arthur Andersen
                                                          Regulatory Risk Services,
                                                          1998-2001
-------------------------------------- ------------------ --------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
43   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or
AEFC), (the investment manager), is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance, although below median, Ameriprise has implemented a new fixed income sector team approach to managing the Fund and performance has begun to improve.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
44   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability. The Board determined that the total expense ratio of the Fund is below median for its comparison group.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
45   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.ameriprise.com; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on www.ameriprise.com or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at
(612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
46   ---   AXP INSURED TAX-EXEMPT FUND   ---   2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD. American Express Company is separate from Ameriprise Financial Services, Inc. and is not a broker-dealer.

AXP(R) California Tax-Exempt Fund

AXP(R) Massachusetts Tax-Exempt Fund

AXP(R) Michigan Tax-Exempt Fund

AXP(R) Minnesota Tax-Exempt Fund

AXP(R) New York Tax-Exempt Fund

AXP(R) Ohio Tax-Exempt Fund

                                                               Annual Report
                                                        for the Period Ended
[pic]                                                          June 30, 2005

Each Fund seeks to provide
shareholders with a high level
of income generally exempt
from federal income tax as
well as from the respective
state and local income tax.

(This annual report is intended only for the information of shareholders or those who have received the offering prospectus of the Funds, which contains information about the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

Fund Snapshot                                                             4-9
   AXP California Tax-Exempt Fund                                           4
   AXP Massachusetts Tax-Exempt Fund                                        5
   AXP Michigan Tax-Exempt Fund                                             6
   AXP Minnesota Tax-Exempt Fund                                            7
   AXP New York Tax-Exempt Fund                                             8
   AXP Ohio Tax-Exempt Fund                                                 9
Performance Summary                                                     10-15
   AXP California Tax-Exempt Fund                                          10
   AXP Massachusetts Tax-Exempt Fund                                       11
   AXP Michigan Tax-Exempt Fund                                            12
   AXP Minnesota Tax-Exempt Fund                                           13
   AXP New York Tax-Exempt Fund                                            14
   AXP Ohio Tax-Exempt Fund                                                15
Questions & Answers
 with Portfolio Management                                                 16
The Fund's Long-term Performance                                        24-35
   AXP California Tax-Exempt Fund                                          24
   AXP Massachusetts Tax-Exempt Fund                                       26
   AXP Michigan Tax-Exempt Fund                                            28
   AXP Minnesota Tax-Exempt Fund                                           30
   AXP New York Tax-Exempt Fund                                            32
   AXP Ohio Tax-Exempt Fund                                                34
Investments in Securities                                               36-74
   AXP California Tax-Exempt Fund                                          36
   AXP Massachusetts Tax-Exempt Fund                                       44
   AXP Michigan Tax-Exempt Fund                                            49
   AXP Minnesota Tax-Exempt Fund                                           54
   AXP New York Tax-Exempt Fund                                            64
   AXP Ohio Tax-Exempt Fund                                                70
Financial Statements                                                       75
Notes to Financial Statements                                              82
Report of Independent Registered
 Public Accounting Firm                                                   112
Federal Income Tax Information                                            113
Fund Expense Examples                                                     126
Board Members and Officers                                                133
Approval of Investment Management
 Services Agreement                                                       136
Proxy Voting                                                              140

[DALBAR LOGO]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

------------------------------------------------------------------------------

2   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company (American Express) announced plans to pursue a spin off to American Express shareholders of its American Express Financial Advisors division. The separation from American Express is expected to be completed on or after Sept. 30, 2005, subject to certain regulatory and other approvals, including final approval by the board of directors of American Express. On Aug. 1, 2005, American Express Financial Corporation and several of its companies, through which the products and services of the American Express Financial Advisors division are offered, changed their names in anticipation of their separation from American Express. American Express Financial Corporation, which currently provides investment management services for the American Express Funds, changed its name to Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of the Ameriprise Financial family of companies. American Express Financial Advisors Inc., which is currently the distributor of the American Express Funds, changed its name to Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial and American Express will be independent companies, with separate public ownership, boards of directors and management. No changes in the management or operations of the funds or in the services provided to the funds are anticipated in connection with the reorganization.

After the expected separation from American Express, Ameriprise Financial and its subsidiaries will no longer be affiliated with American Express.

As part of a corporate reorganization, Ameriprise Financial will be introducing the RiverSource(SM) brand which, with the approval of the American Express Funds' Boards of Directors, will replace "American Express" as the name of the fund family. The RiverSource brand will also be used for certain subsidiaries of Ameriprise Financial that provide services to the funds. The transition to the RiverSource name, which began on Aug. 1, 2005, will be substantially completed in the fourth quarter 2005, and will be subsequently communicated to shareholders.

------------------------------------------------------------------------------

3   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Snapshot AT JUNE 30, 2005

AXP California Tax-Exempt Fund

PORTFOLIO MANAGER                                                           <

Portfolio manager      Since      Years in industry
David Kerwin, CFA*     8/04              20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE                                                              <

For California investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Inception dates by class
A: 8/18/86    B: 3/20/95    C: 6/26/00

Ticker symbols by class
A: ICALX      B: ACABX      C: --

Total net assets             $208.9 million

Number of holdings                      107

Effective maturity(1)            15.8 years

Effective duration(2)             6.8 years

Weighted average bond rating(3)          AA

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX                                                                <

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM   QUALITY
                   LOW

CREDIT QUALITY SUMMARY                                                      <

Percentage of bond portfolio assets

AAA bonds                             57.7%

AA bonds                               9.6

A bonds                               20.7

BBB bonds                              8.6

Non-investment grade bonds             3.4

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 4.4% of the portfolio rating above was determined through internal analysis.

SEC YIELDS                                                                  <

At June 30, 2005 by class
A: 2.74%    B: 2.13%    C: 2.12%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 10 for additional performance information.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

------------------------------------------------------------------------------

4   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Snapshot AT JUNE 30, 2005

AXP Massachusetts Tax-Exempt Fund

PORTFOLIO MANAGER                                                           <

Portfolio manager      Since     Years in industry
David Kerwin, CFA*     8/04            20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE                                                              <

For Massachusetts investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from respective state and local tax.

Inception dates by class
A: 7/2/87    B: 3/20/95    C: 6/26/00

Ticker symbols by class
A: IDMAX     B: AXMBX      C: --

Total net assets              $75.0 million

Number of holdings                       52

Effective maturity(1)            12.9 years

Effective duration(2)             6.6 years

Weighted average bond rating(3)         AA+

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX                                                                <

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM   QUALITY
                   LOW

CREDIT QUALITY SUMMARY                                                      <

Percentage of bond portfolio assets

AAA bonds                             69.7%

AA bonds                              23.1

A bonds                                1.5

BBB bonds                              4.2

Non-investment grade bonds             1.5

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 2.8% of the portfolio rating above was determined through internal analysis.

SEC YIELDS                                                                  <

At June 30, 2005 by class
A: 2.69%    B: 2.07%    C: 2.08%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 11 for additional performance information.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
5   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Snapshot AT JUNE 30, 2005

AXP Michigan Tax-Exempt Fund

PORTFOLIO MANAGER                                                           <

Portfolio manager      Since      Years in industry
David Kerwin, CFA*     8/04             20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE                                                              <

For Michigan investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local tax.

Inception dates by class
A: 7/2/87    B: 3/20/95    C: 6/26/00

Ticker symbols by class
A: INMIX     B: --         C: --

Total net assets              $60.6 million

Number of holdings                       60

Effective maturity(1)            12.9 years

Effective duration(2)             6.3 years

Weighted average bond rating(3)         AA+

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX                                                                <

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM   QUALITY
                   LOW

CREDIT QUALITY SUMMARY                                                      <

Percentage of bond portfolio assets

AAA bonds                             61.6%

AA bonds                              27.4

A bonds                                7.9

BBB bonds                              2.2

Non-investment grade bonds             0.9

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 2.4% of the portfolio rating above was determined through internal analysis.

SEC YIELDS                                                                  <

At June 30, 2005 by class
A: 2.73%    B: 2.11%    C: 2.11%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 12 for additional performance information.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
6   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Snapshot AT JUNE 30, 2005

AXP Minnesota Tax-Exempt Fund

PORTFOLIO MANAGER                                                           <

Portfolio manager      Since      Years in industry
David Kerwin, CFA*     8/04             20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE                                                              <

For Minnesota investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local tax.

Inception dates by class
A: 8/18/86    B: 3/20/95    C: 6/26/00

Ticker symbols by class
A: IMNTX      B: IDSMX      C: --

Total net assets             $399.1 million

Number of holdings                      147

Effective maturity(1)            12.7 years

Effective duration(2)             6.5 years

Weighted average bond rating(3)         AA+

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX                                                                <

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM   QUALITY
                   LOW

CREDIT QUALITY SUMMARY                                                      <

Percentage of bond portfolio assets

AAA bonds                             67.1%

AA bonds                              17.0

A bonds                                5.5

BBB bonds                              3.6

Non-investment grade bonds             6.8

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 6.8% of the portfolio rating above was determined through internal analysis.

SEC YIELDS                                                                  <

At June 30, 2005 by class
A: 2.85%    B: 2.24%   C: 2.24%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 13 for additional performance information.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
7   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Snapshot AT JUNE 30, 2005

AXP New York Tax-Exempt Fund

PORTFOLIO MANAGER                                                           <

Portfolio manager      Since      Years in industry
David Kerwin, CFA*     8/04             20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE                                                              <

For New York investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Inception dates by class
A: 8/18/86    B: 3/20/95    C: 6/26/00

Ticker symbols by class
A: INYKX      B: --         C: --

Total net assets              $84.9 million

Number of holdings                       72

Effective maturity(1)            14.7 years

Effective duration(2)             6.8 years

Weighted average bond rating(3)          AA

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX                                                                <

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM   QUALITY
                   LOW

CREDIT QUALITY SUMMARY                                                      <

Percentage of bond portfolio assets

AAA bonds                             55.0%

AA bonds                              24.3

A bonds                               13.9

BBB bonds                              2.9

Non-investment grade bonds             3.9

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 3.8% of the portfolio rating above was determined through internal analysis.

SEC YIELDS                                                                  <

At June 30, 2005 by class
A: 2.81%    B: 2.20%    C: 2.20%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 14 for additional performance information.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
8   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Snapshot AT JUNE 30, 2005

AXP Ohio Tax-Exempt Fund

PORTFOLIO MANAGER                                                           <

Portfolio manager      Since      Years in industry

David Kerwin, CFA*     8/04             20

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE                                                              <

For Ohio investors, this Fund seeks to provide a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

Inception dates by class
A: 7/2/87    B: 3/20/95    C: 6/26/00

Ticker symbols by class
A: IOHIX     B: --         C: --

Total net assets              $61.1 million

Number of holdings                       58

Effective maturity(1)            12.9 years

Effective duration(2)             6.7 years

Weighted average bond rating(3)         AA+

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX                                                                <

Shading within the style matrix indicates areas in which the Fund generally invests.

        DURATION
SHORT  INT.  LONG
        X     X    HIGH
        X     X    MEDIUM   QUALITY
                   LOW

CREDIT QUALITY SUMMARY                                                      <

Percentage of bond portfolio assets

AAA bonds                             61.9%

AA bonds                              31.8

A bonds                                3.8

BBB bonds                              2.3

Non-investment grade bonds             0.2

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.4% of the portfolio rating above was determined through internal analysis.

SEC YIELDS                                                                  <

At June 30, 2005 by class
A: 2.59%    B: 1.97%    C: 1.97%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 15 for additional performance information.

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
9   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Performance Summary

AXP California Tax-Exempt Fund

[bar chart]

                         AXP CALIFORNIA TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005
                       +8.53% +9.55% +9.21% +8.24% +8.91%

+8.53% = AXP California Tax-Exempt Fund Class A (excluding sales charge)
+9.55% = Lehman Brothers California 2 Plus Year Municipal Bond Index (unmanaged) +9.21% = Lehman Brothers California Municipal Bond Index (unmanaged)
+8.24% = Lehman Brothers Municipal Bond Index (unmanaged)
+8.91% = Lipper California Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS                                                                 <

                               Class A                  Class B                Class C
(Inception dates)             (8/18/86)                (3/20/95)              (6/26/00)
                           NAV(1)    POP(2)      NAV(1)  After CDSC(3)  NAV(1)   After CDSC(4)
at June 30, 2005

1 year                     +8.53%    +3.37%      +7.72%     +2.72%      +7.71%      +6.71%
3 years                    +5.28%    +3.59%      +4.49%     +3.26%      +4.48%      +4.48%
5 years                    +5.89%    +4.87%      +5.10%     +4.77%      +5.14%      +5.14%
10 years                   +5.49%    +4.98%      +4.70%     +4.70%         N/A         N/A
Since inception            +6.10%    +5.83%      +4.63%     +4.63%      +5.19%      +5.19%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

--------------------------------------------------------------------------------
10   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Performance Summary

AXP Massachusetts Tax-Exempt Fund

[bar chart]
                        AXP MASSACHUSETTS TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005
                       +7.42% +8.52% +7.94% +8.24% +7.97%

+7.42% = AXP Massachusetts Tax-Exempt Fund Class A (excluding sales charge) +8.52% = Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index
         (unmanaged)
+7.94% = Lehman Brothers Massachusetts Municipal Bond Index (unmanaged)
+8.24% = Lehman Brothers Municipal Bond Index (unmanaged)
+7.97% = Lipper Massachusetts Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS                                                                 <
                                Class A                 Class B                Class C
(Inception dates)              (7/2/87)                (3/20/95)              (6/26/00)
                           NAV(1)     POP(2)     NAV(1)  After CDSC(3)  NAV(1)   After CDSC(4)
at June 30, 2005

1 year                     +7.42%    +2.33%      +6.61%     +1.61%      +6.41%      +5.41%
3 years                    +4.58%    +2.90%      +3.79%     +2.54%      +3.73%      +3.73%
5 years                    +5.65%    +4.63%      +4.86%     +4.53%      +4.83%      +4.83%
10 years                   +5.18%    +4.67%      +4.39%     +4.39%         N/A         N/A
Since inception            +6.04%    +5.75%      +4.36%     +4.36%      +4.88%      +4.88%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

--------------------------------------------------------------------------------
11   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Performance Summary

AXP Michigan Tax-Exempt Fund

[bar chart]

                          AXP MICHIGAN TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005
                           +6.80% +7.72% +8.24% +7.19%

+6.80% = AXP Michigan Tax-Exempt Fund Class A (excluding sales charge) +7.72% = Lehman Brothers Michigan Municipal Bond Index (unmanaged) +8.24% = Lehman Brothers Municipal Bond Index (unmanaged)
+7.19% = Lipper Michigan Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS                                                                 <
                                Class A                 Class B                Class C
(Inception dates)              (7/2/87)                (3/20/95)              (6/26/00)
                           NAV(1)     POP(2)     NAV(1)  After CDSC(3)  NAV(1)   After CDSC(4)
at June 30, 2005

1 year                     +6.80%    +1.72%      +5.99%     +0.99%      +5.99%      +4.99%
3 years                    +4.94%    +3.25%      +4.15%     +2.90%      +4.14%      +4.14%
5 years                    +5.90%    +4.87%      +5.10%     +4.77%      +5.09%      +5.09%
10 years                   +5.23%    +4.72%      +4.44%     +4.44%         N/A         N/A
Since inception            +6.18%    +5.90%      +4.38%     +4.38%      +5.13%      +5.13%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

--------------------------------------------------------------------------------
12   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Performance Summary

AXP Minnesota Tax-Exempt Fund

[bar chart]

                          AXP MINNESOTA TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005
                       +6.73% +7.91% +7.42% +8.24% +7.39%

+6.73% = AXP Minnesota Tax-Exempt Fund Class A (excluding sales charge) +7.91% = Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index
         (unmanaged)
+7.42% = Lehman Brothers Minnesota Municipal Bond Index (unmanaged)
+8.24% = Lehman Brothers Municipal Bond Index (unmanaged)
+7.39% = Lipper Minnesota Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS                                                                 <
                                Class A                 Class B                Class C
(Inception dates)              (8/18/86)               (3/20/95)              (6/26/00)
                           NAV(1)     POP(2)     NAV(1)  After CDSC(3)  NAV(1)   After CDSC(4)
at June 30, 2005

1 year                     +6.73%     +1.67%     +5.94%     +0.94%      +5.94%      +4.94%
3 years                    +4.89%     +3.21%     +4.11%     +2.86%      +4.10%      +4.10%
5 years                    +5.86%     +4.84%     +5.07%     +4.74%      +5.07%      +5.07%
10 years                   +5.44%     +4.93%     +4.65%     +4.65%         N/A         N/A
Since inception            +6.19%     +5.92%     +4.61%     +4.61%      +5.12%      +5.12%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

--------------------------------------------------------------------------------
13   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Performance Summary

AXP New York Tax-Exempt Fund

[bar chart]

                          AXP NEW YORK TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005
                       +7.04% +9.07% +7.92% +8.24% +7.84%

+7.04% = AXP New York Tax-Exempt Fund Class A (excluding sales charge)
+9.07% = Lehman Brothers New York 4 Plus Year Municipal Bond Index (unmanaged) +7.92% = Lehman Brothers New York Municipal Bond Index (unmanaged)
+8.24% = Lehman Brothers Municipal Bond Index (unmanaged)
+7.84% = Lipper New York Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS                                                                 <
                                Class A                 Class B                Class C
(Inception dates)              (8/18/86)               (3/20/95)              (6/26/00)
                           NAV(1)     POP(2)     NAV(1)  After CDSC(3)  NAV(1)   After CDSC(4)
at June 30, 2005

1 year                     +7.04%     +1.96%     +6.23%     +1.23%      +6.23%      +5.23%
3 years                    +5.08%     +3.40%     +4.29%     +3.05%      +4.29%      +4.29%
5 years                    +5.95%     +4.92%     +5.15%     +4.82%      +5.15%      +5.15%
10 years                   +5.35%     +4.84%     +4.56%     +4.56%         N/A         N/A
Since inception            +5.96%     +5.69%     +4.46%     +4.46%      +5.20%      +5.20%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

--------------------------------------------------------------------------------
14   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Performance Summary

AXP Ohio Tax-Exempt Fund

[bar chart]

                            AXP OHIO TAX-EXEMPT FUND
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2005
                       +6.90% +8.64% +7.59% +8.24% +7.75%

+6.90% = AXP Ohio Tax-Exempt Fund Class A (excluding sales charge) +8.64% = Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index
         (unmanaged)
+7.59% = Lehman Brothers Ohio Municipal Bond Index (unmanaged)
+8.24% = Lehman Brothers Municipal Bond Index (unmanaged)
+7.75% = Lipper Ohio Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling
(800) 862-7919 or visiting www.ameriprise.com.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS                                                                 <
                                Class A                  Class B               Class C
(Inception dates)              (7/2/87)                 (3/20/95)             (6/26/00)
                           NAV(1)     POP(2)     NAV(1)   After CDSC(3) NAV(1)   After CDSC(4)
at June 30, 2005

1 year                     +6.90%     +1.83%     +6.10%     +1.10%      +6.10%      +5.10%
3 years                    +4.38%     +2.69%     +3.65%     +2.39%      +3.58%      +3.58%
5 years                    +5.38%     +4.36%     +4.59%     +4.25%      +4.57%      +4.57%
10 years                   +5.12%     +4.61%     +4.33%     +4.33%         N/A         N/A
Since inception            +6.01%     +5.72%     +4.26%     +4.26%      +4.62%      +4.62%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

--------------------------------------------------------------------------------
15   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers
              WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager David Kerwin discusses the Funds' positioning and results for the fiscal year. On Aug. 20, 2004, Mr. Kerwin assumed leadership of the Funds' portfolio management team.

Q:  How did the AXP State Tax-Exempt Funds perform for the fiscal year?

A: All Fund returns are for Class A shares, excluding sales charge. All returns are for the 12 months ended June 30, 2005.

    o AXP California Tax-Exempt Fund gained 8.53%, compared to the Lipper California Municipal Debt Funds Index, which rose 8.91%. The Lehman Brothers California 2 Plus Year Municipal Bond Index returned 9.55%. The Lehman Brothers California Municipal Bond Index returned 9.21% and the Lehman Brothers Municipal Bond Index returned 8.24% for the same period.

    o AXP Massachusetts Tax-Exempt Fund rose 7.42%, compared to the Lipper Massachusetts Municipal Debt Funds Index, which also rose 7.97%. The Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index returned 8.52%. The Lehman Brothers Massachusetts Municipal Bond Index returned 7.94% and the Lehman Brothers Municipal Bond Index returned 8.24% for the same period.

    o AXP Michigan Tax-Exempt Fund gained 6.80%, compared to the Lipper Michigan Municipal Debt Funds Index, which produced a total return of 7.19%. The Lehman Brothers Michigan Municipal Bond Index and the Lehman Brothers Municipal Bond Index returned 7.72% and 8.24%, respectively, for the same period.

    o AXP Minnesota Tax-Exempt Fund increased 6.73%, compared to the Lipper Minnesota Municipal Debt Funds Index, which gained 7.39%. The Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index returned 7.91%. The Lehman Brothers Minnesota Municipal Bond Index returned 7.42% and the Lehman Brothers Municipal Bond Index returned 8.24% for the same period.

    o AXP New York Tax-Exempt Fund advanced 7.04%, while the Lipper New York Municipal Debt Funds Index increased 7.84%. The Lehman Brothers New York 4 Plus Year Municipal Bond Index returned 9.07%. The Lehman Brothers New York Municipal Bond Index returned 7.92% and the Lehman Brothers Municipal Bond Index returned 8.24% for the same period.

--------------------------------------------------------------------------------
16   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

[BEGIN CALLOUT QUOTE]> The Funds underperformed due primarily to their strong exposure to the intermediate segment of the municipal yield curve.[END CALLOUT QUOTE]

    o AXP Ohio Tax-Exempt Fund rose 6.90%, while the Lipper Ohio Municipal Debt Funds Index gained 7.75%. The Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index returned 8.64%. The Lehman Brothers Ohio Municipal Bond Index returned 7.59% and the Lehman Brothers Municipal Bond Index returned 8.24% for the same period.

Q: What factors most significantly affected performance during the annual period?

A: Overall, the tax-exempt bond market had a relatively strong period, despite seven additional interest rate hikes by the Federal Reserve Board (the Fed) during the 12 months, following the initial rate hike of this tightening cycle made on June 30, 2004. The tax-exempt bond market, as measured by the Lehman Brothers Municipal Bond Index(1), provided an 8.24% return for the 12 months ended June 30, 2005, significantly outperforming the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index(2), which provided a 6.80% return for the annual period.

    The Funds underperformed due primarily to their strong exposure to the intermediate segment of the municipal yield curve. As in the taxable bond market, the municipal yield curve flattened, as the difference in yields between short- and long-term securities narrowed. This flattening of the yield curve had a greater positive price impact on the longer-term bonds than on intermediate bonds.

(1) The Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

--------------------------------------------------------------------------------
17   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

    Also detracting from performance was each Fund's duration positioning. We had somewhat extended the duration of most of the Funds during the period, but still maintained a duration shorter than that of their respective indices in anticipation of rising rates. Instead, rates across the municipal yield curve actually fell.

    AXP California Tax-Exempt Fund and AXP New York Tax-Exempt Fund were also hurt by their modest positions in non-enhanced municipal tobacco bonds. While we had added exposure to this sector toward the end of 2004 and added to it through the period, non-enhanced municipal tobacco bonds were among the best-performing sectors. Another factor detracting from these two Funds' performance, as well as that of AXP Ohio Tax-Exempt Fund, was a comparatively lower exposure to bonds rated BBB, which overall outperformed higher quality bonds during the fiscal year.

    On the positive side, each Fund's reduced exposure to shorter-term bonds (i.e., five years and under) and its exposure mix on the front-end of the yield curve helped returns. For example, we selectively added "mandatory put bonds" and high-quality zero coupon bonds as substitutes for the short-term bonds in order to increase yield without increasing risk. Mandatory put bonds, sometimes known as mandatory tenders, contain a provision that a holder of the security surrender the security to the issuer or its agent for purchase, usually at par, at some date or dates prior to the final stated maturity. Zero coupon municipal bonds are securities that make no periodic interest payments but are sold at a discount from their face value and mature at par. The accretion of the bonds' price from a discount to par is usually considered as tax-exempt income for the Funds.

    The Funds were further buoyed by positions in select non-investment grade or non-rated bonds. Also boosting the respective returns of each of the Funds, with the exceptions of AXP Michigan Tax-Exempt Fund and AXP California Tax-Exempt Fund, was exposure to bonds that were advance refunded during the fiscal year. This is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities, which, in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value -- sometimes significantly.

--------------------------------------------------------------------------------
18   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

    Significant positions in bonds rated BBB contributed positively to the returns of AXP Massachusetts Tax-Exempt Fund and AXP Minnesota Tax-Exempt Fund, for, as mentioned, these bonds overall outperformed higher quality bonds during the fiscal year. Results of AXP California Tax-Exempt Fund were further helped by its significant exposure to uninsured California general obligation tax-exempt bonds. Similarly, relative performance of AXP New York Tax-Exempt Fund was supported by its significant exposure to New York City general obligation bonds.

Q: What changes did you make to the portfolios and how are they currently positioned?

A: We made several strategic moves within the Funds during the annual period. We increased several of the Funds' exposure to bonds rated BBB, as we believe these bonds may continue to outperform in the coming months. We reduced the Funds' positions in below investment grade securities and non-rated securities and upgraded the quality of what we call the Funds' "credit baskets" with bonds rated BBB and A that offer enhanced liquidity and reduced risk.

    We focused on further diversifying the portfolios by bond maturity, coupon and call dates. We believe this disciplined approach to portfolio diversification -- across multiple parameters -- should help reduce the volatility and risks associated with interest rate movements and produce more consistent returns for the Funds over the long term. Indeed, over the second half of the fiscal year, the impact of the Funds' yield curve positioning on its results was mitigated, as we moved from a concentration in intermediate-term bonds to a more laddered structure, whereby maturities are staggered so that bonds in the portfolios come due periodically. At the same time, we sought opportunities to carry out tactical strategies wherever and whenever possible.

    Also, as indicated, we established a position in and then added exposure to non-enhanced municipal tobacco bonds in AXP California Tax-Exempt Fund and AXP New York Tax-Exempt Fund. While we did not move beyond a neutral position in these bonds relative to their respective indices due to concerns over lingering litigation risks, this municipal

--------------------------------------------------------------------------------
19   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

    fixed income sector offers significant yield currently. Furthermore, this position should help us to reduce portfolio volatility to both the Funds' benchmark indices and peer groups and to further diversify the structural attributes of the portfolios. In AXP California Tax-Exempt Fund, we reduced exposure to uninsured California general obligations, and in AXP New York Tax-Exempt Fund, we reduced exposure to New York City general obligations. We moved to more neutral positions, as these bonds became fairly valued in our view.

    In AXP Ohio Tax-Exempt Fund and AXP California Tax-Exempt Fund, we sought opportunities to add some lower coupon bonds at the long-term end of the curve. Often overlooked by the broad market, these lower coupon bonds performed well and contributed positively to the Funds' relative returns.

    Finally we adjusted several of the Funds' duration somewhat. This strategy was carried out as part of transitioning to new benchmarks that were approved in April.

    o AXP California Tax-Exempt Fund's comparative index is the Lehman Brothers California 2 Plus Year Municipal Bond Index.

    o AXP Massachusetts Tax-Exempt Fund's comparative index is the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index.

    o AXP Minnesota Tax-Exempt Fund's comparative index is the Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index.

    o AXP New York Tax-Exempt Fund's comparative index is the Lehman Brothers New York 4 Plus Year Municipal Bond Index.

    o AXP Ohio Tax-Exempt Fund's comparative index is the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index.

    We feel that these new benchmarks more precisely reflect the actual strategy of the Funds. AXP Michigan Tax-Exempt Fund is expected to maintain its current benchmark index.

--------------------------------------------------------------------------------
20   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Funds in the coming months?

A: We intend to position the Funds for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through the summer. Indeed, as nearly all signs of any material slowdown in U.S. growth have reversed or been revised away, we believe the market's focus will again return to our long-held reasons why the Fed will continue to raise interest rates, namely robust U.S. economic growth and building inflation pressures. In addition, the Fed has signaled some concern over "frothy" housing markets in certain regions. Thus, we believe the Fed is keenly aware that excess monetary stimulus has fueled speculation in the housing market and that its likely response is to raise rates until this market cools noticeably. We anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Typically, rising rates are negative for the bond market. However, municipal bonds have historically weathered this environment better than taxable bonds. It is important to note that we do not make significant Fund management decisions based on interest rate forecasts, but rather stick to our discipline of staying fully invested to maintain a high level of tax-exempt income and to diversify our portfolios.

    Given this view, we plan to maintain the Funds' durations moderately shorter than that of their respective Lehman benchmark index for the near term. We also intend to maintain our focus on seeking higher-quality securities with good structure and on further diversifying the portfolios. Each Fund's emphasis continues to be on generating a high level of income generally exempt from federal income tax as well as from the respective state and local taxes.

--------------------------------------------------------------------------------
21   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

AXP California Tax-Exempt Fund

DISTRIBUTION SUMMARY
The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                                      Class A
                                                  ----------------------------------------------
                                                            Short-term       Long-term
                                                  Income   capital gains   capital gains   Total
 Fiscal year ended
 June 30, 2005                                    $0.20         $--            $0.07       $0.27
 June 30, 2004                                     0.21          --             0.06        0.27
 June 30, 2003                                     0.23          --               --        0.23
 June 30, 2002                                     0.24          --               --        0.24
 June 30, 2001                                     0.25          --               --        0.25

AXP Massachusetts Tax-Exempt Fund

DISTRIBUTION SUMMARY
The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                                      Class A
                                                  ----------------------------------------------
                                                            Short-term       Long-term
                                                  Income   capital gains   capital gains   Total
 Fiscal year ended
 June 30, 2005                                    $0.17         $  --          $0.03       $0.20
 June 30, 2004                                     0.18          0.06             --        0.24
 June 30, 2003                                     0.19            --           0.02        0.21
 June 30, 2002                                     0.22            --             --        0.22
 June 30, 2001                                     0.27            --             --        0.27

AXP Michigan Tax-Exempt Fund

DISTRIBUTION SUMMARY
The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                                      Class A
                                                  ----------------------------------------------
                                                            Short-term       Long-term
                                                  Income   capital gains   capital gains   Total
 Fiscal year ended
 June 30, 2005                                    $0.18         $0.01          $0.02       $0.21
 June 30, 2004                                     0.19          0.05           0.03        0.27
 June 30, 2003                                     0.22            --           0.05        0.27
 June 30, 2002                                     0.24            --             --        0.24
 June 30, 2001                                     0.27            --             --        0.27

--------------------------------------------------------------------------------
22   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Questions & Answers

AXP Minnesota Tax-Exempt Fund

DISTRIBUTION SUMMARY
The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                                      Class A
                                                  ----------------------------------------------
                                                            Short-term       Long-term
                                                  Income   capital gains   capital gains   Total
 Fiscal year ended
 June 30, 2005                                    $0.18         $--            $0.02       $0.20
 June 30, 2004                                     0.19          --               --        0.19
 June 30, 2003                                     0.22          --               --        0.22
 June 30, 2002                                     0.25          --               --        0.25
 June 30, 2001                                     0.28          --               --        0.28

AXP New York Tax-Exempt Fund

DISTRIBUTION SUMMARY
The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                                      Class A
                                                  ----------------------------------------------
                                                            Short-term       Long-term
                                                  Income   capital gains   capital gains   Total
 Fiscal year ended
 June 30, 2005                                    $0.18         $  --          $0.06       $0.24
 June 30, 2004                                     0.18          0.05           0.06        0.29
 June 30, 2003                                     0.20            --           0.02        0.22
 June 30, 2002                                     0.22            --             --        0.22
 June 30, 2001                                     0.25            --             --        0.25

AXP Ohio Tax-Exempt Fund

DISTRIBUTION SUMMARY
The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                                      Class A
                                                  ----------------------------------------------
                                                            Short-term       Long-term
                                                  Income   capital gains   capital gains   Total
 Fiscal year ended
 June 30, 2005                                    $0.16         $  --          $  --       $0.16
 June 30, 2004                                     0.17          0.06           0.01        0.24
 June 30, 2003                                     0.18            --           0.11        0.29
 June 30, 2002                                     0.22            --             --        0.22
 June 30, 2001                                     0.27            --             --        0.27

--------------------------------------------------------------------------------
23   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP California Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of four widely cited performance indices, the Lehman Brothers California 2 Plus Year Municipal Bond Index, the Lehman Brothers California Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers California Municipal Bond Index to the Lehman Brothers California 2 Plus Year Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. Both indices are shown in this transition year. In the future, however, only the Lehman Brothers California 2 Plus Year Municipal Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at June 30, 2005
                                                                                                       Since
                                                                1 year  3 years  5 years  10 years  inception(5)
AXP California Tax-Exempt Fund (includes sales charge)
Class A   Cumulative value of $10,000                          $10,337  $11,116  $12,684   $16,258    $29,125
          Average annual total return                           +3.37%   +3.59%   +4.87%    +4.98%     +5.83%

Lehman Brothers California 2 Plus Year Municipal Bond Index(1)
          Cumulative value of $10,000                          $10,955  $11,998  $14,058   $19,090        N/A
          Average annual total return                           +9.55%   +6.26%   +7.05%    +6.68%        N/A

Lehman Brothers California Municipal Bond Index(2)
          Cumulative value of $10,000                          $10,921  $11,930  $13,934   $18,881        N/A
          Average annual total return                           +9.21%   +6.06%   +6.86%    +6.56%        N/A

Lehman Brothers Municipal Bond Index(3)
          Cumulative value of $10,000                          $10,824  $11,860  $13,947   $18,560    $36,664
          Average annual total return                           +8.24%   +5.85%   +6.88%    +6.38%     +7.11%

Lipper California Municipal Debt Funds Index(4)
          Cumulative value of $10,000                          $10,891  $11,789  $13,637   $17,838    $33,026
          Average annual total return                           +8.91%   +5.64%   +6.40%    +5.96%     +6.52%

See footnotes to the Comparative Results table on facing page.

--------------------------------------------------------------------------------
24   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

[LINE CHART]

        VALUE OF HYPOTHETICAL $10,000 IN AXP CALIFORNIA TAX-EXEMPT FUND

AXP California Tax-Exempt Fund Class A (includes sales charge) ($16,258)
 $9,525  $10,097  $10,882  $11,731  $11,947 $12,209  $13,186  $13,932  $14,943  $14,980 $16,258

Lehman Brothers California 2 Plus Year Municipal Bond Index(1) ($19,090)
$10,000  $10,730  $11,667  $12,739  $13,126 $13,580  $14,838  $15,911  $17,213  $17,426 $19,090

Lehman Brothers California Municipal Bond Index(2) ($18,881)
$10,000  $10,724  $11,649  $12,703  $13,093 $13,545  $14,779  $15,822  $17,077  $17,289 $18,881

Lehman Brothers Municipal Bond Index(3) ($18,560)
$10,000  $10,664  $11,544  $12,544  $12,890 $13,309  $14,637  $15,650  $17,018  $17,147 $18,560

Lipper California Municipal Debt Funds Index(4) ($17,838)
$10,000  $10,652  $11,544  $12,567  $12,827 $13,080  $14,252  $15,130  $16,278  $16,379 $17,838

 '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

Results for other share classes can be found on page 10.

(1) The Lehman Brothers California 2 Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of California investment-grade fixed-rate municipal bonds with maturities of two years or more.

(2) The Lehman Brothers California Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index is made up of investment-grade, tax-exempt, and fixed-rate bonds issued in the state Of California. All securities have effective maturities greater than one year and are selected from issues larger than $50 million.

(3) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Lipper California Municipal Debt Funds Index includes the 30 largest municipal debt funds in California tracked by Lipper Inc. The index's returns include net reinvested dividends.

(5) Fund data is from Aug. 18, 1986. Lehman Brothers Municipal Bond Index and Lipper peer group data is from Sept. 1, 1986. The Fund began operating before the inception of the Lehman Brothers California 2 Plus Year Municipal Bond Index and Lehman Brothers California Municipal Bond Index.

--------------------------------------------------------------------------------
25   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Massachusetts Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of four widely cited performance indices, the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index, the Lehman Brothers Massachusetts Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Massachusetts Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Massachusetts Municipal Bond Index to the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. Both indices are shown in this transition year. In the future, however, only the Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at June 30, 2005
                                                                                                                     Since
                                                                              1 year  3 years  5 years  10 years  inception(5)
AXP Massachusetts Tax-Exempt Fund (includes sales charge)
Class A   Cumulative value of $10,000                                        $10,233  $10,895  $12,540   $15,785    $27,351
          Average annual total return                                         +2.33%   +2.90%   +4.63%    +4.67%     +5.75%

Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index(1)
          Cumulative value of $10,000                                        $10,852  $11,957  $14,223       N/A        N/A
          Average annual total return                                         +8.52%   +6.14%   +7.30%       N/A        N/A

Lehman Brothers Massachusetts Municipal Bond Index(2)
          Cumulative value of $10,000                                        $10,794  $11,823  $13,993   $18,557        N/A
          Average annual total return                                         +7.94%   +5.74%   +6.95%    +6.38%        N/A

Lehman Brothers Municipal Bond Index(3)
          Cumulative value of $10,000                                        $10,824  $11,860  $13,947   $18,560    $35,249
          Average annual total return                                         +8.24%   +5.85%   +6.88%    +6.38%     +7.25%

Lipper Massachusetts Municipal Debt Funds Index(4)
          Cumulative value of $10,000                                        $10,797  $11,739  $13,707   $17,493        N/A
          Average annual total return                                         +7.97%   +5.49%   +6.51%    +5.75%        N/A

See footnotes to the Comparative Results table on facing page.

--------------------------------------------------------------------------------
26   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

[LINE CHART]

       VALUE OF HYPOTHETICAL $10,000 IN AXP MASSACHUSETTS TAX-EXEMPT FUND

AXP Massachusetts Tax-Exempt Fund Class A (includes sales charge) ($15,785)
 $9,525  $10,093  $10,881  $11,773  $11,986 $11,991  $13,027  $13,801  $14,730  $14,695 $15,785

Lehman Brothers Massachusetts Municipal Bond Index(2) ($18,557)
$10,000  $10,649  $11,529  $12,510  $12,832 $13,258  $14,638  $15,696  $17,113  $17,192 $18,557

Lehman Brothers Municipal Bond Index(3) ($18,560)
$10,000  $10,664  $11,544  $12,544  $12,890 $13,309  $14,637  $15,650  $17,018  $17,147 $18,560

Lipper Massachusetts Municipal Debt Funds Index(4) ($17,493)
$10,000  $10,612  $11,434  $12,390  $12,598 $12,764  $14,019  $14,902  $16,178  $16,202 $17,493

 '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

Results for other share classes can be found on page 11.

(1) The Lehman Brothers Massachusetts 3 Plus Year Enhanced Municipal Bond Index, an unmanaged index, is a market value-weighted index of Massachusetts investment-grade fixed-rate municipal bonds with maturities of three years or more.

(2) The Lehman Brothers Massachusetts Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index is made up of investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Massachusetts. All securities have effective maturities greater than one year and are selected from issues larger than $50 million.

(3) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Lipper Massachusetts Municipal Debt Funds Index includes the 10 largest municipal debt funds in Massachusetts tracked by Lipper Inc. The index's returns include net reinvested dividends.

(5) Fund data is from July 2, 1987. Lehman Brothers Municipal Bond Index is from July 1, 1987. The Fund began operating before the inception of the Lehman Brothers Massachusetts 3 Plus Enhanced Municipal Bond Index, Lehman Brothers Massachusetts Municipal Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
27   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Michigan Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of three widely cited performance indices, the Lehman Brothers Michigan Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Michigan Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

--------------------------------------------------------------------------------
28   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

[LINE CHART]

         VALUE OF HYPOTHETICAL $10,000 IN AXP MIGHIGAN TAX-EXEMPT FUND

AXP Michigan Tax-Exempt Fund Class A (includes sales charge) ($15,852)
 $9,525  $10,131  $10,852  $11,692  $11,920 $11,903  $12,962  $13,718  $14,815  $14,843 $15,852

Lehman Brothers Michigan Municipal Bond Index(1) ($18,694)
$10,000  $10,702  $11,601  $12,632  $12,947 $13,335  $14,743  $15,779  $17,280  $17,354 $18,694

Lehman Brothers Municipal Bond Index(2) ($18,560)
$10,000  $10,664  $11,544  $12,544  $12,890 $13,309  $14,637  $15,650  $17,018  $17,147 $18,560

Lipper Michigan Municipal Debt Funds Index(3) ($16,901)
$10,000  $10,591  $11,383  $12,274  $12,461 $12,618  $13,804  $14,643  $15,800  $15,767 $16,901

 '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

COMPARATIVE RESULTS
Results at June 30, 2005
                                                                                                Since
                                                       1 year   3 years  5 years  10 years   inception(4)
AXP Michigan Tax-Exempt Fund (includes sales charge)
Class A   Cumulative value of $10,000                  $10,172  $11,007  $12,684   $15,852     $28,058
          Average annual total return                   +1.72%   +3.25%   +4.87%    +4.72%      +5.90%

Lehman Brothers Michigan Municipal Bond Index(1)
          Cumulative value of $10,000                  $10,772  $11,850  $14,019   $18,694         N/A
          Average annual total return                   +7.72%   +5.82%   +6.99%    +6.46%         N/A

Lehman Brothers Municipal Bond Index(2)
          Cumulative value of $10,000                  $10,824  $11,860  $13,947   $18,560     $35,249
          Average annual total return                   +8.24%   +5.85%   +6.88%    +6.38%      +7.25%

Lipper Michigan Municipal Debt Funds Index(3)
          Cumulative value of $10,000                  $10,719  $11,540  $13,395   $16,901         N/A
          Average annual total return                   +7.19%   +4.89%   +6.02%    +5.39%         N/A

Results for other share classes can be found on page 12.

(1) The Lehman Brothers Michigan Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index is made up of investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Michigan. All securities have effective maturities greater than one year and are selected from issues larger than $50 million.

(2) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper Michigan Municipal Debt Funds Index includes the 10 largest municipal debt funds in Michigan tracked by Lipper Inc. The index's returns include net reinvested dividends.

(4) Fund data is from July 2, 1987. Lehman Brothers Municipal Bond Index is from July 1, 1987. The Fund began operating before the inception of the Lehman Brothers Michigan Municipal Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
29   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Minnesota Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of four widely cited performance indices, the Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index, the Lehman Brothers Minnesota Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Minnesota Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Minnesota Municipal Bond Index to the Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. Both indices are shown in this transition year. In the future, however, only the Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at June 30, 2005
                                                                                                                   Since
                                                                            1 year  3 years  5 years  10 years  inception(5)
AXP Minnesota Tax-Exempt Fund (includes sales charge)
Class A   Cumulative value of $10,000                                      $10,167  $10,994  $12,666   $16,180   $29,596
          Average annual total return                                       +1.67%   +3.21%   +4.84%    +4.93%    +5.92%

Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index(1)
          Cumulative value of $10,000                                      $10,791  $11,876  $13,973       N/A       N/A
          Average annual total return                                       +7.91%   +5.90%   +6.92%       N/A       N/A

Lehman Brothers Minnesota Municipal Bond Index(2)
          Cumulative value of $10,000                                      $10,742  $11,749  $13,785   $18,115       N/A
          Average annual total return                                       +7.42%   +5.52%   +6.63%    +6.12%       N/A

Lehman Brothers Municipal Bond Index(3)
          Cumulative value of $10,000                                      $10,824  $11,860  $13,947   $18,560   $36,664
          Average annual total return                                       +8.24%   +5.85%   +6.88%    +6.38%    +7.11%

Lipper Minnesota Municipal Debt Funds Index(4)
          Cumulative value of $10,000                                      $10,739  $11,696  $13,528   $17,000       N/A
          Average annual total return                                       +7.39%   +5.36%   +6.23%    +5.45%       N/A

See footnotes to the Comparative Results table on facing page.

--------------------------------------------------------------------------------
30   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

[LINE CHART]

         VALUE OF HYPOTHETICAL $10,000 IN AXP MINNESOTA TAX-EXEMPT FUND

AXP Minnesota Tax-Exempt Fund Class A (includes sales charge) ($16,180)
 $9,525  $10,096  $10,910  $11,787  $12,098 $12,171  $13,209  $14,021  $15,112  $15,160 $16,180

Lehman Brothers Minnesota Municipal Bond Index(2) ($18,115)
$10,000  $10,612  $11,454  $12,432  $12,765 $13,142  $14,459  $15,419  $16,717  $16,864 $18,115

Lehman Brothers Municipal Bond Index(3) ($18,560)
$10,000  $10,664  $11,544  $12,544  $12,890 $13,309  $14,637  $15,650  $17,018  $17,147 $18,560

Lipper Minnesota Municipal Debt Funds Index(4) ($17,000)
$10,000  $10,534  $11,307  $12,196  $12,470 $12,567  $13,703  $14,535  $15,701  $15,830 $17,000

 '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

Results for other share classes can be found on page 13.

(1) The Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index, an unmanaged index, is a market value-weighted index of Minnesota investment-grade fixed-rate municipal bonds with maturities of three years or more.

(2) The Lehman Brothers Minnesota Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index is made up of investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Minnesota. All securities have effective maturities greater than one year and are selected from issues larger than $50 million.

(3) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Lipper Minnesota Municipal Debt Funds Index includes the 10 largest municipal debt funds in Minnesota tracked by Lipper Inc. The index's returns include net reinvested dividends.

(5) Fund data is from Aug. 18, 1986. Lehman Brothers Municipal Bond Index is from Sept. 1, 1986. The Fund began operating before the inception of the Lehman Brothers Minnesota 3 Plus Year Enhanced Municipal Bond Index, Lehman Brothers Minnesota Municipal Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
31   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP New York Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of four widely cited performance indices, the Lehman Brothers New York 4 Plus Year Municipal Bond Index, the Lehman Brothers New York Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers New York Municipal Bond Index to the Lehman Brothers New York 4 Plus Year Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. Both indices are shown in this transition year. In the future, however, only the Lehman Brothers New York 4 Plus Year Municipal Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at June 30, 2005
                                                                                                            Since
                                                                  1 year   3 years  5 years   10 years   inception(5)
AXP New York Tax-Exempt Fund (includes sales charge)
Class A   Cumulative value of $10,000                            $10,196   $11,055  $12,714   $16,046      $28,406
          Average annual total return                             +1.96%    +3.40%   +4.92%    +4.84%       +5.69%

Lehman Brothers New York 4 Plus Year Municipal Bond Index(1)
          Cumulative value of $10,000                            $10,907   $12,046  $14,256   $19,392          N/A
          Average annual total return                             +9.07%    +6.40%   +7.35%    +6.85%          N/A

Lehman Brothers New York Municipal Bond Index(2)
          Cumulative value of $10,000                            $10,792   $11,819  $13,882   $18,765          N/A
          Average annual total return                             +7.92%    +5.73%   +6.78%    +6.50%          N/A

Lehman Brothers Municipal Bond Index(3)
          Cumulative value of $10,000                            $10,824   $11,860  $13,947   $18,560      $36,664
          Average annual total return                             +8.24%    +5.85%   +6.88%    +6.38%       +7.11%

Lipper New York Municipal Debt Funds Index(4)
          Cumulative value of $10,000                            $10,784   $11,682  $13,617   $17,246      $31,987
          Average annual total return                             +7.84%    +5.32%   +6.37%    +5.60%       +6.34%

See footnotes to the Comparative Results table on facing page.

--------------------------------------------------------------------------------
32   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

[LINE CHART]

         VALUE OF HYPOTHETICAL $10,000 IN AXP NEW YORK TAX-EXEMPT FUND

AXP New York Tax-Exempt Fund Class A (includes sales charge) ($16,046)
 $9,525  $10,023  $10,785  $11,673  $11,929 $12,021  $13,137  $13,828  $14,994  $14,991 $16,046

Lehman Brothers New York 4 Plus Year Municipal Bond Index(1) ($19,392)
$10,000  $10,688  $11,696  $12,835  $13,170 $13,602  $15,091  $16,099  $17,648  $17,779 $19,392

Lehman Brothers New York Municipal Bond Index(2) ($18,765)
$10,000  $10,676  $11,636  $12,705  $13,068 $13,516  $14,911  $15,877  $17,260  $17,388 $18,765

Lehman Brothers Municipal Bond Index(3) ($18,560)
$10,000  $10,664  $11,544  $12,544  $12,890 $13,309  $14,637  $15,650  $17,018  $17,147 $18,560

Lipper New York Municipal Debt Funds Index(4) ($17,246)
$10,000  $10,552  $11,379  $12,358  $12,538 $12,668  $13,970  $14,763  $15,935  $15,992 $17,246

  '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

Results for other share classes can be found on page 14.

(1) The Lehman Brothers New York 4 Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of New York investment-grade fixed-rate municipal bonds with maturities of four years or more.

(2) The Lehman Brothers New York Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index is made up of investment-grade, tax-exempt, and fixed-rate bonds issued in the state of New York. All securities have effective maturities greater than one year and are selected from issues larger than $50 million.

(3) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Lipper New York Municipal Debt Funds Index includes the 30 largest municipal debt funds in New York tracked by Lipper Inc. The index's returns include net reinvested dividends.

(5) Fund data is from Aug. 18, 1986. Lehman Brothers Municipal Bond Index and Lipper peer group is from Sept. 1, 1986. The Fund began operating before the inception of the Lehman Brothers New York 4 Plus Year Municipal Bond Index and Lehman Brothers New York Municipal Bond Index.

--------------------------------------------------------------------------------
33   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Ohio Tax-Exempt Fund Class A shares (from 7/1/95 to 6/30/05) as compared to the performance of four widely cited performance indices, the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, the Lehman Brothers Ohio Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Ohio Municipal Debt Funds Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Ohio Municipal Bond Index to the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. Both indices are shown in this transition year. In the future, however, only the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.ameriprise.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at June 30, 2005
                                                                                                              Since
                                                                      1 year   3 years  5 years  10 years  inception(5)
AXP Ohio Tax-Exempt Fund (includes sales charge)
Class A   Cumulative value of $10,000                                 $10,183  $10,829  $12,379   $15,694    $27,212
          Average annual total return                                  +1.83%   +2.69%   +4.36%    +4.61%     +5.72%

Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index(1)
          Cumulative value of $10,000                                 $10,864  $11,971  $14,157       N/A        N/A
          Average annual total return                                  +8.64%   +6.18%   +7.20%       N/A        N/A

Lehman Brothers Ohio Municipal Bond Index(2)
          Cumulative value of $10,000                                 $10,759  $11,749  $13,804   $18,015        N/A
          Average annual total return                                  +7.59%   +5.52%   +6.66%    +6.06%        N/A

Lehman Brothers Municipal Bond Index(3)
          Cumulative value of $10,000                                 $10,824  $11,860  $13,947   $18,560    $35,249
          Average annual total return                                  +8.24%   +5.85%   +6.88%    +6.38%     +7.25%

Lipper Ohio Municipal Debt Funds Index(4)
          Cumulative value of $10,000                                 $10,775  $11,666  $13,566   $17,256        N/A
          Average annual total return                                  +7.75%   +5.27%   +6.29%    +5.61%        N/A

See footnotes to the Comparative Results table on facing page.

--------------------------------------------------------------------------------
34   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

[LINE CHART]

           VALUE OF HYPOTHETICAL $10,000 IN AXP OHIO TAX-EXEMPT FUND

AXP Ohio Tax-Exempt Fund Class A (includes sales charge) ($15,694)
 $9,525  $10,074  $10,821  $11,673  $11,969 $12,078  $13,038  $13,803  $14,780  $14,681 $15,694

Lehman Brothers Ohio Municipal Bond Index(2) ($18,015)
$10,000  $10,622  $11,411  $12,304  $12,639 $13,049  $14,319  $15,331  $16,671  $16,744 $18,015

Lehman Brothers Municipal Bond Index(3) ($18,560)
$10,000  $10,664  $11,544  $12,544  $12,890 $13,309  $14,637  $15,650  $17,018  $17,147 $18,560

Lipper Ohio Municipal Debt Funds Index(4) ($17,256)
$10,000  $10,585  $11,383  $12,294  $12,535 $12,718  $13,924  $14,790  $15,978  $16,015 $17,256

 '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

Results for other share classes can be found on page 15.

(1) The Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, an unmanaged index, is a market value-weighted index of Ohio investment-grade fixed-rate municipal bonds with maturities of four years or more.

(2) The Lehman Brothers Ohio Municipal Bond Index, an unmanaged index, is a subset of the Lehman Brothers Municipal Bond Index. The index is made up of investment-grade, tax-exempt, and fixed-rate bonds issued in the state of Ohio. All securities have effective maturities greater than one year and are selected from issues larger than $50 million.

(3) Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(4) The Lipper Ohio Municipal Debt Funds Index includes the 10 largest municipal debt funds in Ohio tracked by Lipper Inc. The index's returns include net reinvested dividends.

(5) Fund data is from July 2, 1987. Lehman Brothers Municipal Bond Index is from July 1, 1987. The Fund began operating before the inception of the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, Lehman Brothers Ohio Municipal Bond Index and Lipper peer group.

--------------------------------------------------------------------------------
35   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Investments in Securities

AXP California Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (96.0%)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Abag Finance Authority for Nonprofit Corporations
  Certificate of Participation
  National Center for International Schools Project
  Series 1996
   05-01-26     7.38%      $2,200,000      $2,267,826
Abag Finance Authority for Nonprofit Corporations
  Revenue Bonds
  San Diego Hospital Association
  Series 2001A
   08-15-20     6.13        2,500,000       2,764,525
Alhambra City Elementary School District
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1999A (FSA)
   09-01-22      5.95       1,055,000(f)      489,288
Anaheim Union High School District
  Pre-refunded Unlimited General Obligation Bonds
  Series 2002A (FSA)
   08-01-16     5.38        1,550,000       1,764,908
Beaumont Financing Authority
  Revenue Bonds
  Series 2000A
   09-01-32     7.38        1,955,000       2,093,160
Beverly Hills Public Financing Authority
  Revenue Bonds
  Capital Improvements Project
  Series 1998A
   06-01-23     5.00        3,000,000       3,112,260
California Educational Facilities Authority
  Revenue Bonds
  Stanford University
  Series 1997N
   12-01-27     5.20        1,000,000       1,049,440
California Educational Facilities Authority
  Revenue Bonds
  University of Southern California
  Series 2003A
   10-01-33     5.00        2,000,000       2,119,540

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

California Health Facilities Financing Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004G
   07-01-23     5.25%      $3,500,000      $3,700,199
California Health Facilities Financing Authority
  Revenue Bonds
  Sutter Health
  Series 1999A (MBIA)
   08-15-28     5.35        2,500,000       2,669,650
California Pollution Control Financing Authority
  Revenue Bonds
  Waste Management Project
  Series 2005A-1 A.M.T.
   04-01-25     4.70        1,000,000       1,029,180
California Rural Home Mortgage Finance Authority
  Revenue Bonds
  Mortgage-backed Securities Program
  Series 1997A-2 (GNMA/FNMA/FHLMC) A.M.T.
   09-01-29     7.00          110,000         110,814
California Rural Home Mortgage Finance Authority Revenue Bonds
  Mortgage-backed Securities Program
  Series 1998B-5 (GNMA/FNMA/FHLMC) A.M.T.
   12-01-29     6.35           95,000          96,432
California State Department of Water Resources
  Revenue Bonds
  Series 2002A (MBIA)
   05-01-09     5.25        3,200,000       3,462,687
   05-01-10     5.25        3,000,000       3,289,380
   05-01-15     6.00        2,000,000       2,311,400
California State Public Works Board
  Revenue Bonds
  Department of General Services
  Capital East End
  Series 2002A
   12-01-06     5.00        1,000,000       1,029,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
36   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

California Statewide Communities Development Authority
  Revenue Bonds
  Daughters of Charity Health
  Series 2005A
   07-01-39     5.00%      $2,250,000      $2,306,903
California Statewide Communities Development Authority
  Revenue Bonds
  Daughters of Charity Health
  Series 2005G
   07-01-13     5.25          200,000         217,516
California Statewide Communities Development Authority
  Revenue Bonds
  Kaiser Permanente
  Series 2004E
   04-01-32     3.88          750,000         760,838
California Statewide Communities Development Authority
  Revenue Bonds
  Thomas Jefferson School of Law Project
  Series 2001
   10-01-31     7.75        2,500,000       2,761,600
City of San Jose
  Unlimited General Obligation Bonds
  Libraries & Public Safety Project
  Series 2005 (MBIA)
   09-01-35     4.50        2,000,000       1,990,080
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16     5.50        2,000,000(c)    2,358,220
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2004A
   07-01-24     5.00        1,000,000(c)    1,059,360
Contra Costa County
  Revenue Bonds
  Cypress Meadows Project
  Series 1998E A.M.T.
   09-01-28     7.00          236,638(b,h)     47,337
Contra Costa Water District
  Refunding Revenue Bonds
  Series 2003M (FSA)
   10-01-16     5.00        1,500,000       1,651,815

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

County of Riverside
  Certificate of Participation
  Series 1998 (MBIA)
   12-01-21     5.00%      $1,530,000      $1,609,514
County of San Diego
  Certificate of Participation
  Series 1993 Inverse Floater (AMBAC)
   09-01-07     8.52        3,200,000(i)    3,588,671
Desert Sands Unified School District
  Refunding Certificate of Participation
  Series 2003 (MBIA)
   03-01-17     5.25        1,135,000       1,268,090
Encinitas Union School District
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1996 (MBIA)
   08-01-15     5.85        2,500,000(f)    1,667,900
Fontana Unified School District
  Unlimited General Obligation Bonds
  Convertible Capital Appreciation
  Series 1997D (FGIC)
   05-01-22     5.75        2,000,000       2,216,560
Golden State Tobacco Securitization Corporation
  Revenue Bonds
  Enhanced Asset-backed
  Series 2003B (FGIC)
   06-01-28     5.38        2,500,000       2,659,575
Golden State Tobacco Securitization Corporation
  Revenue Bonds
  Series 2003A-1
   06-01-33     6.25        2,490,000       2,713,328
   06-01-39     6.75        1,250,000       1,407,113
   06-01-40     6.63          600,000         670,530
Grossmont-Cuyamaca Community College District
  Unlimited General Obligation Bonds
  Election of 2002
  Series 2005B (FGIC)
   08-01-26     5.00        3,000,000       3,238,830
Inglewood Redevelopment Agency
  Refunding Tax Allocation Bonds
  Merged Redevelopment Project
  Series 1998A (AMBAC)
   05-01-23     5.25        1,100,000       1,263,713

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
37   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Lake Elsinore Public Financing Authority
  Revenue Bonds
  Series 1997F
   09-01-20     7.10%        $815,000        $880,665
Lancaster Redevelopment Agency
  Refunding Tax Allocation Bonds
  Combined Redevelopment Project Areas
  Series 2003 (MBIA)
   08-01-17     5.13        1,840,000       2,085,658
Los Angeles County Public Works Financing Authority
  Pre-refunded Revenue Bonds
  Multiple Capital Facilities Project
  Series 1997V-B (AMBAC)
   12-01-29     5.13        1,000,000       1,067,820
Los Angeles County Sanitation Districts Financing Authority
  Revenue Bonds
  Capital Project
  Series 2003A (FSA)
   10-01-13     5.00        2,000,000       2,234,180
Los Angeles Department of Water & Power
  Revenue Bonds
  Power System
  Series 2003B (FSA)
   07-01-16     5.13        1,460,000       1,621,899
   07-01-17     5.13        2,315,000       2,559,834
Los Angeles Harbor Department
  Revenue Bonds
  Series 1988 Escrowed to Maturity
   10-01-18     7.60          965,000       1,224,508
Los Angeles Unified School District
  Certificate of Participation
  Multiple Properties Project
  Series 2002B (FSA)
   10-01-08     5.00        1,000,000       1,067,890
Los Angeles Unified School District
  Certificate of Participation
  Multiple Properties Project
  Series 2002B Escrowed to Maturity (FSA)
   10-01-06     5.00        1,000,000       1,029,340
Los Angeles Unified School District
  Unlimited General Obligation Bonds
  Series 1997A (FGIC)
   07-01-21     5.00        2,000,000       2,126,880

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Menlo Park
  Unlimited General Obligation Bonds
  Series 2002
   08-01-32     5.30%      $1,900,000      $2,066,326
Metropolitan Water District of Southern California
  Pre-refunded Revenue Bonds
  Series 1997A
   07-01-26     5.00        3,000,000       3,195,870
Mountain View Los Altos Union High School District
  Pre-refunded Unlimited General Obligation Bonds
  Series 1995A
   08-01-15     5.75        1,200,000       1,226,736
Oxnard School District
  Unlimited General Obligation Refunding Bonds
  Series 2001A (MBIA)
   08-01-30     5.75        2,575,000       3,121,673
Palomar Pomerado Health
  Unlimited General Obligation Bonds
  Election of 2004
  Series 2005A (AMBAC)
   08-01-29     4.50        2,500,000(g)    2,485,375
Pittsburg Redevelopment Agency
  Tax Allocation Bonds
  Los Medanos Community Development Project
  Zero Coupon
  Series 1999 (AMBAC)
   08-01-24     6.05        2,100,000(f)      864,318
Port of Oakland
  Revenue Bonds
  Series 1997G (MBIA) A.M.T.
   11-01-25     5.38        3,080,000       3,248,661
Port of Oakland
  Revenue Bonds
  Series 2000K (FGIC) A.M.T.
   11-01-18     5.63        1,000,000       1,077,340
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29     5.25        1,000,000(c)    1,111,180

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
38   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Sacramento Cogeneration Authority
  Pre-refunded Revenue Bonds
  Procter & Gamble Project
  Series 1995
   07-01-10     6.38%        $500,000        $510,000
Sacramento Municipal Utility District
  Refunding Revenue Bonds
  Series 2003S (FSA)
   11-15-10     5.00        2,500,000       2,748,300
San Diego Public Water Facilities Financing Authority
  Revenue Bonds
  Series 2002 (MBIA)
   08-01-26     5.00        2,500,000       2,639,950
San Diego Unified School District
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1999A (FGIC)
   07-01-12     3.70        3,420,000(f)    2,661,820
San Francisco Bay Area Transit Financing Authority
  Revenue Bonds
  Series 2001 (AMBAC)
   07-01-36     5.13        2,000,000       2,103,500
San Francisco City & County Airports Commission
  Refunding Revenue Bonds
  2nd Series 2001B-27 (FGIC)
   05-01-16     5.25        2,170,000       2,383,854
San Francisco State Building Authority
  Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC)
   12-01-16     5.25        2,000,000       2,104,500
San Juan Unified School District
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1999 (FSA)
   08-01-21     5.68          820,000(f)      402,989
   08-01-24     5.70        1,810,000(f)      756,146
San Mateo County Community College District
  Unlimited General Obligation Bonds
  Election of 2001
  Series 2002A (FGIC)
   09-01-18     5.38        1,000,000       1,121,720

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Santa Maria Joint Union High School District
  Unlimited General Obligation Bonds
  Election of 2000
  Series 2003B (FSA)
   08-01-27     5.00%      $3,000,000      $3,236,250
South Tahoe Joint Powers Financing Authority
  Refunding Revenue Bonds
  Redevelopment Project Area #1
  Series 1995B
   10-01-20     6.25        2,700,000       2,776,869
Southern California Public Power Authority
  Refunding Revenue Bonds
  San Juan Power Project
  Series 2005A (FSA)
   01-01-15     5.00        2,000,000       2,225,020
State of California
  Unlimited General Obligation Bonds
  Series 2000
   05-01-19     5.63        3,000,000       3,332,490
   10-01-25     5.38        2,500,000       2,688,900
State of California
  Unlimited General Obligation Bonds
  Series 2000 (MBIA)
   09-01-13     5.25        1,500,000       1,655,445
State of California
  Unlimited General Obligation Bonds
  Series 2001
   06-01-11     5.50        2,825,000       3,150,949
   03-01-31     5.13        2,500,000       2,640,900
   06-01-31     5.13        2,500,000       2,646,475
State of California
  Unlimited General Obligation Bonds
  Series 2002
   02-01-15     6.00        1,000,000       1,181,250
State of California
  Unlimited General Obligation Bonds
  Series 2003
   02-01-10     5.00        1,000,000       1,075,490
   02-01-21     5.25        2,500,000       2,733,475
   02-01-29     5.25        2,500,000       2,680,350
   02-01-32     5.00        2,500,000       2,625,125

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
39   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

State of California
  Unlimited General Obligation Bonds
  Series 2003 (FGIC)
   11-01-20     5.25%      $1,000,000      $1,104,790
State of California
  Unlimited General Obligation Bonds
  Series 2004
   03-01-14     5.25        2,000,000       2,248,140
   02-01-33     5.00        1,000,000       1,052,630
State of California
  Unlimited General Obligation Bonds
  Series 2004 (FGIC)
   02-01-33     5.00        2,500,000       2,655,550
State of California
  Unlimited General Obligation Bonds
  Series 2004A
   01-01-11     5.25        5,000,000       5,509,299
State of California
  Unlimited General Obligation Bonds
  Series 2004A (FGIC)
   07-01-17     5.00        2,000,000       2,161,860
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-22     5.00        2,000,000       2,127,140
   11-01-23     5.13        2,500,000       2,689,900
   11-01-24     5.13        2,000,000       2,146,080
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2004 (FSA)
   12-01-22     5.25        1,500,000       1,648,650
State of California
  Unlimited General Obligation Bonds
  Veterans
  Series 2000B A.M.T.
   12-01-12     4.95        2,250,000       2,341,890
   12-01-13     5.05        1,435,000       1,493,419
   12-01-14     5.15        2,535,000       2,637,845
Stockton
  Revenue Bonds
  Mortgage-backed Securities Program
  Series 1990A (GNMA/FNMA/FHLMC) A.M.T.
   02-01-23     7.50           30,000          30,867

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Tobacco Securitization Authority of Southern California
  Revenue Bonds
  Asset-backed Bonds
  Series 2002A
   06-01-43     5.63%      $1,000,000      $1,027,170
University of California
  Revenue Bonds
  Multiple Purpose
  Series 2000K (FGIC)
   09-01-20     5.00        1,010,000       1,068,833
University of California
  Revenue Bonds
  Multiple Purpose Projects
  Series 2003Q (FSA)
   09-01-18     5.00        2,000,000       2,158,920
University of California
  Revenue Bonds
  Series 2003B (AMBAC)
   05-15-16     5.25        1,500,000       1,676,730
Walnut Energy Center Authority
  Revenue Bonds
  Series 2004A (AMBAC)
   01-01-29     5.00        2,500,000       2,658,025
   01-01-34     5.00        1,000,000       1,061,010
West Contra Costa Unified School District
  Unlimited General Obligation Bonds
  Election of 2000
  Series 2003C (FGIC)
   08-01-06     3.00        1,985,000       1,994,131
Western Hills Water District
  Special Tax Bonds
  Diablo Grande Community Facilities #1
  Series 2001
   09-01-31     6.88        1,000,000       1,056,740
Whittier Union High School District
  Unlimited General Obligation Bonds
  Election of 1999
  Series 2003D (FSA)
   08-01-28     5.00        2,615,000       2,775,221
------------------------------------------------------

Total municipal bonds
(Cost: $191,241,354)                     $200,519,992
------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
40   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Municipal notes (3.9%)

Issue(d,e,j)  Effective      Amount          Value(a)
                yield      payable at
                            maturity

Abag Finance Authority for Nonprofit Corporations
  Revenue Bonds
  Jewish Community Center Project
  V.R.D.N. Series 2002 (Allied Irish Bank)
   11-15-31     2.22%      $2,700,000      $2,700,000
California Infrastructure & Economic Development Bank
  Revenue Bonds
  Rand Corporation
  V.R.D.N. Series 2002B (JP Morgan Chase Bank) AMBAC
   04-01-42     2.15        1,800,000       1,800,000
California State Department of Water Resources
  Revenue Bonds
  V.R.D.N. Series 2002B-3 (Bank of New York)
   05-01-22     2.15          800,000         800,000

Municipal notes (continued)

Issue(d,e,j)  Effective      Amount          Value(a)
                yield      payable at
                            maturity

California Statewide Communities Development Authority
  Refunding Revenue Bonds
  University Retirement Community at Davis
  V.R.D.N. Series 2003 (Bank of America)
  Radian Group Financial Guaranty
   11-15-30     2.23%      $2,900,000      $2,900,000
------------------------------------------------------

Total municipal notes
 (Cost: $8,200,000)                        $8,200,000
------------------------------------------------------

Total investments in securities
(Cost: $199,441,354)(k)                  $208,719,992
======================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
41   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 2.2% of net assets at June 30, 2005.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA        -- ACA Financial Guaranty Corporation
    AMBAC      -- Ambac Assurance Corporation
    BIG        -- Bond Investors Guarantee
    CGIC       -- Capital Guaranty Insurance Company
    FGIC       -- Financial Guaranty Insurance Company
    FHA        -- Federal Housing Authority
    FNMA       -- Federal National Mortgage Association
    FHLMC      -- Federal Home Loan Mortgage Corporation
    FSA        -- Financial Security Assurance
    GNMA       -- Government National Mortgage Association
    MBIA       -- MBIA Insurance Corporation
    XLCA       -- XL Capital Assurance

(e) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.     -- Alternative Minimum Tax -- At June 30, 2005, the value of securities subject to alternative minimum tax represented 5.8% of net assets.
    B.A.N.     -- Bond Anticipation Note
    C.P.       -- Commercial Paper
    R.A.N.     -- Revenue Anticipation Note
    T.A.N.     -- Tax Anticipation Note
    T.R.A.N.   -- Tax & Revenue Anticipation Note
    V.R.       -- Variable Rate
    V.R.D.B.   -- Variable Rate Demand Bond
    V.R.D.N.   -- Variable Rate Demand Note

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) At June 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,481,250.

(h) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at June 30, 2005, is as follows:

    Security                            Acquisition                    Cost
                                            date
    ------------------------------------------------------------------------
    Contra Costa County
      Revenue Bonds
      Cypress Meadows Project
      Series 1998E A.M.T.
         7.00% 2028                      09-21-98                  $236,638

(i) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2005. At June 30, 2005, the value of inverse floaters represented 1.7% of net assets.

--------------------------------------------------------------------------------
42   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

(j) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2005.

(k) At June 30, 2005, the cost of securities for federal income tax purposes was $199,418,806 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $9,632,315
    Unrealized depreciation                                         (331,129)
    -------------------------------------------------------------------------
    Net unrealized appreciation                                   $9,301,186
    -------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
43   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Investments in Securities

AXP Massachusetts Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (93.6%)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Boston Metropolitan District
  Unlimited General Obligation Refunding Bonds
  Series 2002A
   12-01-11     5.13%      $2,050,000      $2,261,786
City of Boston
  Revenue Bonds
  Series 2004A
   11-01-22     5.00        1,000,000       1,080,340
City of Boston
  Unlimited General Obligation Bonds
  Series 2005A
   01-01-14     5.00        1,000,000       1,114,740
City of Boston
  Unlimited General Obligation Refunding Bonds
  Series 2003A (MBIA)
   02-01-23     5.00        1,000,000       1,081,790
City of Springfield
  Limited General Obligation Bonds
  State Qualified
  Series 2003 (MBIA)
   01-15-20     5.25        1,405,000       1,551,738
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidated Loan
  Series 2002C (FSA)
   11-01-15     5.50        2,500,000       2,901,599
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Consolidated Loan
  Series 2002E
   01-01-10     5.50        3,000,000       3,298,049
Commonwealth of Massachusetts
  Limited General Obligation Refunding Bonds
  Series 1997A (AMBAC)
   08-01-10     5.75        2,185,000       2,452,466

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Commonwealth of Massachusetts
  Pre-refunded Limited General Obligation Bonds
  Consolidated Loan
  Series 2002A (FGIC)
   01-01-14     5.00%      $2,500,000      $2,664,325
Commonwealth of Massachusetts
  Pre-refunded Limited General Obligation Bonds
  Consolidated Loan
  Series 2002C
   11-01-30     5.25        2,000,000       2,222,820
Commonwealth of Massachusetts
  Pre-refunded Unlimited General Obligation Bonds
  Consolidated Loan
  Series 2003D
   10-01-22     5.25        1,000,000       1,122,700
Commonwealth of Massachusetts
  Revenue Bonds
  Grant Anticipation Notes
  Series 1998A (FSA)
   06-15-09     5.25        1,500,000       1,621,035
Commonwealth of Massachusetts
  Special Obligation Bonds Refunding Notes
  Federal Highway Grant Anticipation
  Series 2003A (FSA)
   12-15-14     5.00        1,000,000       1,103,620
Commonwealth of Massachusetts
  Unlimited General Obligation Bonds
  Consolidated Loan
  Series 2005A
   03-01-16     5.00          750,000         827,865
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16     5.50          500,000(c)      589,555

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
44   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Freetown Lakeville Regional School District
  Unlimited General Obligation Bonds
  Series 2003 (MBIA)
   01-01-13     5.00%      $1,865,000      $2,073,768
Massachusetts Bay Transportation Authority
  Refunding Revenue Bonds
  Series 1992B
   03-01-16     6.20        1,500,000       1,780,155
Massachusetts Development Finance Agency
  Pre-refunded Revenue Bonds
  Briarwood
  Series 2001B
   12-01-30     8.25          750,000         940,283
Massachusetts Development Finance Agency
  Revenue Bonds
  1st Mortgage Berkshire Retirement
  Series 1999
   07-01-29     5.63        1,250,000       1,261,088
Massachusetts Development Finance Agency
  Revenue Bonds
  Boston University
  Series 1999P
   05-15-29     6.00        1,400,000       1,654,814
Massachusetts Development Finance Agency
  Revenue Bonds
  Devens Electric System
  Series 2001
   12-01-30     6.00        1,000,000       1,086,740
Massachusetts Development Finance Agency
  Revenue Bonds
  May Institute
  Series 1999 (Radian Group Financial Guaranty)
   09-01-29     5.75        1,000,000       1,072,890
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Boston College
  Series 2003N
   06-01-21     5.25        1,000,000       1,101,740

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University
  Series 2001DD
   07-15-35     5.00%      $1,000,000      $1,046,520
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University
  Series 2002FF
   07-15-37     5.13        3,000,000       3,184,139
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Massachusetts Institute of Technology
  Series 2003L
   07-01-13     5.00        1,000,000       1,115,520
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Massachusetts Institute of Technology
  Series 2004M
   07-01-25     5.25        1,000,000       1,167,860
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  New England Medical Center Hospital
  Series 2002H (FGIC)
   05-15-08     5.00        1,655,000       1,748,690
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Williams College
  Series 2003H
   07-01-33     5.00        1,750,000       1,845,358
Massachusetts Housing Finance Agency
  Revenue Bonds
  Single Family
  Series 2003-98 A.M.T.
   06-01-23     4.88          985,000         989,827
Massachusetts Industrial Finance Agency
  Revenue Bonds
  TNG Marina Bay LLC Project
  Series 1997 A.M.T.
   12-01-27     7.50        1,000,000       1,037,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
45   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Massachusetts Industrial Finance Agency
  Revenue Bonds
  Tufts University
  Series 1998H (MBIA)
   02-15-28     4.75%      $1,000,000      $1,016,860
Massachusetts Municipal Wholesale Electric Company
  Revenue Bonds
  Nuclear Project #5
  Series 2001A (MBIA)
   07-01-10     5.00        1,000,000       1,081,870
Massachusetts Port Authority
  Revenue Bonds
  Series 2003A (MBIA)
   07-01-18     5.00        1,000,000       1,081,270
Massachusetts State College Building Authority
  Refunding Revenue Bonds
  Series 2003B (XLCA)
   05-01-08     5.00        1,130,000       1,192,184
Massachusetts State Water Pollution Abatement
  Pre-refunded Revenue Bonds
  Pool Program
  Series 2002-8
   08-01-20     5.00        1,475,000       1,620,214
Massachusetts State Water Pollution Abatement
  Revenue Bonds
  Pool Program
  Series 2004-10
   08-01-34     5.00        1,000,000       1,059,020
Massachusetts State Water Pollution Abatement
  Un-refunded Revenue Bonds
  Pool Program
  Series 2002-8
   08-01-20     5.00           25,000          26,844
Massachusetts Water Resources Authority
  Refunding Revenue Bonds
  Series 1998B (FSA)
   08-01-11     5.50        1,930,000       2,165,151
Massachusetts Water Resources Authority
  Revenue Bonds
  Series 1992A (FGIC)
   07-15-19     6.50        2,000,000       2,474,660

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Massachusetts Water Resources Authority
  Revenue Bonds
  Series 2004D (MBIA)
   08-01-27     4.75%      $1,000,000      $1,035,900
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 1998DD (FSA)
   07-01-13     5.13        1,000,000(c)    1,084,170
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 2002A Inverse Floater (MBIA)
   07-01-17     8.63        1,500,000(b,c)  2,047,710
Puerto Rico Public Buildings Authority
  Refunding Revenue Bonds
  Government Facilities
  Series 2004J (AMBAC)
   07-01-36     5.00          625,000(c)      688,756
University of Massachusetts Building Authority
  Refunding Revenue Bonds
  Series 2003-1 (AMBAC)
   11-01-21     5.25        1,000,000       1,113,100
University of Massachusetts Building Authority
  Revenue Bonds
  Series 1976 Escrowed to Maturity
   05-01-11     7.50           60,000          68,305
Westfield
  Limited General Obligation Refunding Bonds
  Series 2003 (MBIA)
   09-01-17     5.00          940,000       1,025,230
Woods Hole Martha's Vineyard & Nantucket Steamship
Authority
  Revenue Bonds
  Series 2004B
   03-01-20     5.00          750,000         816,428
Worcester
  Limited General Obligation Bonds
  Series 2001A (FGIC)
   08-15-12     5.50        1,400,000       1,567,440
------------------------------------------------------

Total municipal bonds
(Cost: $67,349,539)                       $70,166,682
------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
46   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Municipal notes (4.9%)

Issue(d,e,f)  Effective      Amount         Value(a)
                yield      payable at
                            maturity

Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Capital Asset Program
  V.R.D.N. Series 1985B MBIA
  07-01-10      2.29%      $1,200,000      $1,200,000
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Capital Asset Program
  V.R.D.N. Series 1985C MBIA
  07-01-10      2.29        1,700,000       1,700,000

Municipal notes (continued)

Issue(d,e,f)  Effective      Amount         Value(a)
                yield      payable at
                            maturity

Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Capital Asset Program
  V.R.D.N. Series 1985E (Fleet National Bank)
   01-01-35     2.25%        $760,000        $760,000
------------------------------------------------------

Total municipal notes
(Cost: $3,660,000)                         $3,660,000
------------------------------------------------------

Total investments in securities
(Cost: $71,009,539)(g)                    $73,826,682
======================================================

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2005. At June 30, 2005, the value of inverse floaters represented 2.7% of net assets.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 5.9% of net assets at June 30, 2005.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA      -- ACA Financial Guaranty Corporation
    AMBAC    -- Ambac Assurance Corporation
    BIG      -- Bond Investors Guarantee
    CGIC     -- Capital Guaranty Insurance Company
    FGIC     -- Financial Guaranty Insurance Company
    FHA      -- Federal Housing Authority
    FNMA     -- Federal National Mortgage Association
    FHLMC    -- Federal Home Loan Mortgage Corporation
    FSA      -- Financial Security Assurance
    GNMA     -- Government National Mortgage Association
    MBIA     -- MBIA Insurance Corporation
    XLCA     -- XL Capital Assurance

--------------------------------------------------------------------------------
47   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

(e) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.   -- Alternative Minimum Tax -- At June 30, 2005, the value of securities subject to alternative minimum tax represented 2.7% of net assets.
    B.A.N.   -- Bond Anticipation Note
    C.P.     -- Commercial Paper
    R.A.N.   -- Revenue Anticipation Note
    T.A.N.   -- Tax Anticipation Note
    T.R.A.N. -- Tax & Revenue Anticipation Note
    V.R.     -- Variable Rate
    V.R.D.B. -- Variable Rate Demand Bond
    V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2005.

(g) At June 30, 2005, the cost of securities for federal income tax purposes was $71,007,429 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                       $2,869,627
    Unrealized depreciation                                          (50,374)
    -------------------------------------------------------------------------
    Net unrealized appreciation                                   $2,819,253
    -------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
48   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Investments in Securities

AXP Michigan Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.1%)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

Allen Park Public School District
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-12     5.00%      $1,000,000      $1,098,520
   05-01-18     5.00        1,000,000       1,081,170
Anchor Bay School District
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-29     5.00        1,000,000       1,052,750
Chippewa Valley Schools
  Unlimited General Obligation Refunding Bonds
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-21     5.00          745,000         797,657
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16     5.50          500,000(c)      589,555
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2004A
   07-01-24     5.00          500,000(c)      529,680
Detroit
  Revenue Bonds
  Senior Lien
  Series 2003A (MBIA)
   07-01-34     5.00        1,375,000       1,453,746
Detroit
  Revenue Bonds
  Series 2003B (MBIA)
   07-01-32     5.25        1,500,000       1,616,459

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

Detroit
  Unlimited General Obligation Bonds
  Series 2001A-1 (MBIA)
   04-01-15     5.38%      $1,000,000      $1,112,460
Detroit City School District
  Unlimited General Obligation Bonds
  School Building & Site Improvement
  Series 2003B (FGIC)
  (Qualified School Bond Loan Fund)
   05-01-11     5.25        1,000,000       1,109,140
Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  International Paper Company Projects
  Series 2004A
   11-01-18     4.80          500,000         512,815
Eastern Michigan University
  Refunding Revenue Bonds
  Series 2003A (FGIC)
   06-01-28     5.00        1,000,000       1,056,730
Genesee County
  Pre-refunded Limited General Obligation Bonds
  Sewer Disposal System #3
  Series 1996A (AMBAC)
   04-01-15     5.40        1,000,000       1,040,020
Goodrich Area School District
  Unlimited General Obligation Bonds
  Series 2003B
  (Qualified School Bond Loan Fund)
   05-01-27     5.00        1,000,000       1,057,060
Grand Rapids Building Authority
  Revenue Bonds
  Series 2002A (AMBAC)
   10-01-17     5.50        1,270,000       1,436,256
Howell Public Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-29     5.00        1,000,000       1,052,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
49   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

Hudsonville Public Schools
  Unlimited General Obligation Refunding Bonds
  Series 1997 (FGIC)
  (Qualified School Bond Loan Fund)
   05-01-27     5.15%      $1,000,000      $1,031,390
Jackson
  Limited General Obligation Bonds
  Capital Appreciation
  Downtown Development
  Zero Coupon
  Series 2001 (FSA)
   06-01-21     5.58        1,450,000(b)      723,478
L'Anse Creuse Public Schools
  Unlimited General Obligation Refunding Bonds
  Building & Site
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-11     4.00        1,000,000       1,039,440
Lansing Community College
  Limited General Obligation Bonds
  Series 2002 (FGIC)
   05-01-12     5.00        1,000,000       1,103,650
Lawton Community Schools
  Unlimited General Obligation Bonds
  Series 2001
  (Qualified School Bond Loan Fund)
   05-01-31     5.00        1,000,000       1,037,760
Lincoln Park School District
  Pre-refunded Unlimited General Obligation Bonds
  Series 1996 (FGIC)
  (Qualified School Bond Loan Fund)
   05-01-26     5.90        1,000,000       1,036,500
Manchester Community Schools
  Unlimited General Obligation Refunding Bonds
  Building & Site
  Series 2001
  (Qualified School Bond Loan Fund)
   05-01-26     5.00        1,400,000       1,466,780
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water State Revolving Fund
  Series 2001
   10-01-14     5.00          500,000         545,765

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water State Revolving Fund
  Series 2002
   10-01-07     5.25%      $1,000,000      $1,054,930
   10-01-20     5.38        1,000,000       1,114,150
   10-01-21     5.38        1,000,000       1,113,480
Michigan Municipal Bond Authority
  Revenue Bonds
  State Revolving Fund
  Series 1997
   10-01-14     5.25          250,000         264,183
   10-01-15     5.25          250,000         264,183
Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-09     5.25        2,000,000       2,151,319
   01-01-14     5.25          500,000         562,980
Michigan State Building Authority
  Refunding Revenue Bonds
  Facilities Program
  Series 2003 II (MBIA)
   10-15-29     5.00        1,000,000       1,058,240
Michigan State Building Authority
  Revenue Bonds
  Facilities Program
  Series 2000 I
   10-15-16     5.25        1,000,000       1,086,080
Michigan State Building Authority
  Revenue Bonds
  Facilities Program
  Series 2001 I Escrowed to Maturity
   10-15-08     5.50          500,000         539,990
Michigan State Building Authority
  Revenue Bonds
  State Police Communications System
  Series 2002 Escrowed to Maturity
   10-01-07     4.00        1,000,000       1,026,900
Michigan State Hospital Finance Authority
  Revenue Bonds
  McLaren Health Care
  Series 2005C
   08-01-35     5.00        1,000,000       1,029,480

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
50   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

Michigan State Hospital Finance Authority
  Revenue Bonds
  Oakwood Obligated Group
  Series 2003
   11-01-18     5.50%      $1,000,000      $1,090,060
Michigan State South Central Power Agency
  Refunding Revenue Bonds
  Series 2002 (AMBAC)
   11-01-10     5.00        2,000,000       2,180,839
Michigan Strategic Fund
  Refunding Revenue Bonds
  Detroit Edison
  Series 1990BB (MBIA)
   07-15-08     7.00        1,000,000       1,115,150
Michigan Strategic Fund
  Refunding Revenue Bonds
  The Oxford Institute
  Series 1987A Escrowed to Maturity
   08-15-05     7.88           25,000          25,151
Plymouth-Canton Community School District
  Unlimited General Obligation Refunding Bonds
  Series 2003
  (Qualified School Bond Loan Fund)
   05-01-15     5.25          600,000         671,256
Pontiac Tax Increment Finance Authority
  Refunding Revenue Bonds
  Tax Increment
  Development Area #2
  Series 2002 (ACA)
   06-01-22     5.63        1,000,000       1,069,130
Puerto Rico Public Buildings Authority
  Refunding Revenue Bonds
  Government Facilities
  Series 2002C (XLCA)
   07-01-13     5.50        1,000,000(c)    1,154,100
Saline Area Schools
  Unlimited General Obligation Bonds
  Series 2000A
  (Qualified School Bond Loan Fund)
   05-01-09     4.75        1,000,000       1,062,670

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

South Lyon Community Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003 (FGIC)
   05-01-28     5.00%      $1,000,000      $1,056,360
Southfield Public Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003A
  (Qualified School Bond Loan Fund)
   05-01-22     5.25        1,025,000       1,121,043
State of Michigan
  Certificate of Participation
  Series 2004A (MBIA)
   09-01-31     4.25          750,000         781,710
State of Michigan
  Unlimited General Obligation Bonds
  Environmental Programs
  Series 2003A
   05-01-10     5.00        1,000,000       1,086,740
Summit Academy
  Certificate of Participation
  Series 1998
   08-01-18     7.00          500,000         500,915
Summit Academy North Public School Academy
  Certificate of Participation
  Series 2001
   07-01-30     7.38          750,000         791,333
Van Buren Township Downtown Development Authority
  Tax Allocation Bonds
  Series 1994
   10-01-16     8.40          920,000         936,670
Warren Consolidated School District
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2003 (FGIC)
   05-01-13     5.00          875,000         972,283
Waverly Community School
  Pre-refunded Unlimited General Obligation Bonds
  Series 2000 (FGIC)
   05-01-17     5.25        1,000,000       1,099,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
51   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d)

Wayne State University
  Revenue Bonds
  Series 1999 (FGIC)
   11-15-19     5.25%      $1,000,000      $1,077,040
Western Michigan University
  Refunding Revenue Bonds
  Series 2003 (MBIA)
   11-15-23     4.25        1,000,000       1,009,070
Western Township Utilities Authority
  Limited General Obligation Bonds
  Series 2002 (FGIC)
   01-01-08     5.00        1,500,000       1,579,080
Williamston Community School District
  Unlimited General Obligation Bonds
  Series 1996 (MBIA)
  (Qualified School Bond Loan Fund)
   05-01-25     5.50        1,000,000       1,202,350
Wyandotte City School District
  Unlimited General Obligation Refunding Bonds
  Building & Site
  Series 2002
  (Qualified School Bond Loan Fund)
   05-01-14     5.38        1,250,000       1,391,025
------------------------------------------------------

Total municipal bonds
(Cost: $56,641,910)                       $58,821,171
------------------------------------------------------

Municipal notes (1.7%)

Issue(d,e,f)  Effective      Amount         Value(a)
                yield      payable at
                            maturity

Detroit
  Revenue Bonds
  Senior Lien
  V.R.D.N. Series 2003B (Dexia Credit Local) FSA
   07-01-33     2.25%        $600,000        $600,000
University of Michigan
  Refunding Revenue Bonds
  University of Michigan Hospitals
  V.R.D.N. Series 1992A
   12-01-19     2.25          450,000         450,000
------------------------------------------------------

Total municipal notes
(Cost: $1,050,000)                         $1,050,000
------------------------------------------------------

Total investments in securities
(Cost: $57,691,910)(g)                    $59,871,171
======================================================
Notes to investments in securities
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.8% of net assets at June 30, 2005.

--------------------------------------------------------------------------------
52   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA      -- ACA Financial Guaranty Corporation
    AMBAC    -- Ambac Assurance Corporation
    BIG      -- Bond Investors Guarantee
    CGIC     -- Capital Guaranty Insurance Company
    FGIC     -- Financial Guaranty Insurance Company
    FHA      -- Federal Housing Authority
    FNMA     -- Federal National Mortgage Association
    FHLMC    -- Federal Home Loan Mortgage Corporation
    FSA      -- Financial Security Assurance
    GNMA     -- Government National Mortgage Association
    MBIA     -- MBIA Insurance Corporation
    XLCA     -- XL Capital Assurance

(e) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.   -- Alternative Minimum Tax
    B.A.N.   -- Bond Anticipation Note
    C.P.     -- Commercial Paper
    R.A.N.   -- Revenue Anticipation Note
    T.A.N.   -- Tax Anticipation Note
    T.R.A.N. -- Tax & Revenue Anticipation Note
    V.R.     -- Variable Rate
    V.R.D.B. -- Variable Rate Demand Bond
    V.R.D.N. -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2005.

(g) At June 30, 2005, the cost of securities for federal income tax purposes was $57,691,910 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                      $2,191,735
    Unrealized depreciation                                         (12,474)
    ------------------------------------------------------------------------
    Net unrealized appreciation                                  $2,179,261
    ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
53   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Investments in Securities

AXP Minnesota Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.2%)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Anoka County Housing & Redevelopment Authority
  Revenue Bonds
  Epiphany Assisted Living LLC Project
  Series 1999
   12-01-29     7.40%      $3,560,000(i)   $3,252,238
Anoka County Housing & Redevelopment Authority
  Unlimited General Obligation Bonds
  Housing Development
  Series 2004 (AMBAC)
   02-01-34     5.00        1,355,000       1,428,306
Anoka-Hennepin Independent School District #11
  Unlimited General Obligation Bonds
  Series 2001A
  (School District Credit Enhancement Program)
   02-01-09     5.00        2,415,000       2,582,360
   02-01-10     5.00        1,000,000       1,081,680
   02-01-13     5.00        4,175,000       4,506,829
   02-01-15     5.00        1,990,000       2,137,738
   02-01-16     5.00        2,000,000       2,147,420
Austin Housing & Redevelopment Authority
  Revenue Bonds
  Courtyard Residence Project
  Series 2000A
   01-01-32     7.25        2,000,000       2,135,820
Bloomington Independent School District #271
  Unlimited General Obligation Bonds
  Building
  Series 1999B
  (School District Credit Enhancement Program)
   02-01-15     5.00        1,500,000       1,600,740
Bloomington Independent School District #271
  Unlimited General Obligation Bonds
  Series 2001A (FSA)
  (School District Credit Enhancement Program)
   02-01-24     5.13        2,000,000       2,139,540

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

City of Breckenridge
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-30     5.00%      $4,000,000      $4,209,480
City of Brooklyn Center
  Refunding Revenue Bonds
  Four Courts Apartments Project
  Series 1995B A.M.T.
   06-15-09     7.58        1,745,000       1,738,735
City of Chaska
  Refunding Revenue Bonds
  Generating Facilities
  Series 2005A
   10-01-30     5.00        2,000,000       2,086,180
City of Minneapolis
  Revenue Bonds
  Fairview Health Services
  Series 2002B (MBIA)
   05-15-14     5.50        2,050,000       2,327,550
   05-15-15     5.50        2,160,000       2,448,187
   05-15-16     5.50        2,200,000       2,483,470
   05-15-17     5.50        1,295,000       1,455,956
City of Minneapolis
  Unlimited General Obligation Bonds
  Convention Center
  Series 2002
   12-01-12     5.00        1,500,000       1,625,970
City of Minneapolis
  Unlimited General Obligation Bonds
  Convention Center
  Series 2002A
   12-01-08     5.00        4,315,000       4,618,042
City of Minneapolis
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2001
   12-01-11     5.00        3,035,000       3,352,613

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
54   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

City of Sartell
  Revenue Bonds
  Foundation for Health Care Project
  Series 1999A
   09-01-29     6.63%      $1,000,000      $1,036,970
City of Sartell
  Revenue Bonds
  Foundation for Health Care Project
  Series 2001A
   09-01-30     8.00        1,000,000       1,079,580
City of St. Paul
  Refunding Revenue Bonds
  Series 2003D (AMBAC)
   12-01-08     4.00        3,500,000       3,624,985
City of St. Paul
  Unlimited General Obligation Bonds
  Capital Improvement
  Series 2003A
   03-01-09     3.50        1,875,000       1,910,419
City of Vadnais Heights
  Refunding Revenue Bonds
  Cottages of Vadnais Heights
  Series 1997 A.M.T.
   07-15-09     7.00        1,080,000       1,085,238
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16     5.50        1,500,000(c)    1,768,665
County of Anoka
  Limited General Obligation Refunding Bonds
  Capital Improvement
  Series 2001C (MBIA)
   02-01-09     4.60        2,960,000       3,128,365
County of Ramsey
  Unlimited General Obligation Refunding Bonds
  Capital Improvement Plan
  Series 2002B
   02-01-10     5.25        2,150,000       2,357,970
   02-01-13     5.25        3,560,000       3,900,977
   02-01-14     5.25        3,840,000       4,193,510

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

County of Washington
  Unlimited General Obligation Bonds
  Capital Improvement Plan
  Series 2000A
   02-01-20     5.50%      $1,000,000      $1,097,560
Eden Prairie
  Refunding Revenue Bonds
  Sterling Ponds Project
  Series 1999A A.M.T.
   12-01-29     6.25        5,240,000(i)    4,970,140
Eden Prairie
  Refunding Revenue Bonds
  Sterling Ponds Project
  Series 1999B A.M.T.
   12-01-29     6.25          505,000(i)      478,993
Edina Independent School District #273
  Unlimited General Obligation Bonds
  Series 2004
   02-01-12     4.00        3,700,000       3,860,654
   02-01-22     4.25        3,000,000       3,028,950
   02-01-23     4.50        3,000,000       3,087,180
   02-01-24     4.50        3,400,000       3,512,234
Elk River Independent School District #728
  Unlimited General Obligation Bonds
  Series 2002 II Inverse Floater (FSA)
  (School District Credit Enhancement Program)
   02-01-18    10.88        1,200,000(h)    1,597,980
   02-01-19    10.88        1,150,000(h)    1,516,942
   02-01-20    10.88          950,000(h)    1,239,247
   02-01-21    10.91        1,285,000(h)    1,661,222
Elk River Independent School District #728
  Unlimited General Obligation Bonds
  Series 2002A (FSA)
  (School District Credit Enhancement Program)
   02-01-16     5.00        3,000,000       3,290,640
Hennepin County
  Unlimited General Obligation Bonds
  Series 2003
   12-01-06     4.00        2,000,000       2,037,740
   12-01-23     4.75        2,000,000       2,083,920

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
55   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Hopkins Independent School District #270
  Unlimited General Obligation Refunding Bonds
  Series 2002B
  (School District Credit Enhancement Program)
   02-01-09     4.00%      $2,925,000      $3,029,276
   02-01-14     5.25        3,680,000       4,030,520
Lake Superior Independent School District #381
  Unlimited General Obligation Bonds
  Building
  Series 2002A (FSA)
  (School District Credit Enhancement Program)
   04-01-13     5.00        1,795,000       1,990,117
Lakeville Independent School District #194
  Unlimited General Obligation Bonds
  Series 1997A
  (School District Credit Enhancement Program)
   02-01-22     5.13        2,400,000       2,528,208
Maplewood
  Revenue Bonds
  Care Institute
  Series 1994
   01-01-24     7.75        3,775,000(b,i)  2,265,000
Marshall Independent School District #413
  Unlimited General Obligation Bonds
  Series 2003A (FSA)
  (School District Credit Enhancement Program)
   02-01-19     4.13        1,560,000       1,581,918
Metropolitan Council Minneapolis-St. Paul
  Metropolitan Area
  Unlimited General Obligation Bonds
  Transportation
  Series 2002C
   02-01-08     5.00        3,240,000       3,420,403
   02-01-09     5.00        3,240,000       3,474,770
Minneapolis & St. Paul
  Housing & Redevelopment Authority
  Revenue Bonds
  HealthPartners Obligation Group Project
  Series 2003
   12-01-12     5.25        1,000,000       1,088,050
   12-01-15     5.13        1,500,000       1,597,320
   12-01-16     5.25        1,250,000       1,340,238

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Minneapolis & St. Paul
  Housing & Redevelopment Authority
  Revenue Bonds
  HealthSpan
  Series 1993A (AMBAC)
   11-15-18     4.75%     $10,500,000     $10,588,934
Minneapolis & St. Paul
  Metropolitan Airports Commission
  Revenue Bonds
  Series 1998A (AMBAC)
   01-01-24     5.20        4,000,000       4,202,120
Minneapolis & St. Paul
  Metropolitan Airports Commission
  Revenue Bonds
  Series 1999B (FGIC) A.M.T.
   01-01-16     5.63        2,920,000       3,152,841
Minneapolis & St. Paul
  Metropolitan Airports Commission
  Revenue Bonds
  Series 2001B (FGIC) A.M.T.
   01-01-16     5.75        4,875,000       5,341,733
Minneapolis & St. Paul
  Metropolitan Airports Commission
  Revenue Bonds
  Series 2001C (FGIC)
   01-01-18     5.50        2,000,000       2,212,800
   01-01-32     5.25        7,000,000       7,430,709
Minneapolis & St. Paul
  Metropolitan Airports Commission
  Subordinated Refunding Revenue Bonds
  Series 2005C (FGIC)
   01-01-25     5.00        4,000,000       4,270,840
   01-01-26     5.00        4,000,000       4,270,840
Minneapolis Community Development Agency
  Revenue Bonds
  Limited Tax - Common Bond Fund
  Series 1996-1
   06-01-11     6.00          980,000       1,004,990
Minneapolis Community Development Agency
  Revenue Bonds
  Limited Tax - Common Bond Fund
  Series 1997A-7
   06-01-12     5.50          250,000         263,425

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
56   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Minneapolis Community Development Agency
Revenue Bonds
Limited Tax - Common Bond Fund
   Series 2001A-2 A.M.T.
   06-01-19     5.88%      $1,000,000      $1,086,720
Minneapolis Special School District #1
  Certificate of Participation
  Series 1998B
  (School District Credit Enhancement Program)
   02-01-07     4.10        1,000,000       1,021,820
Minneapolis Special School District #1
  Refunding Revenue Bonds
  Certificate of Participation
  Series 2002B (FSA)
  (School District Credit Enhancement Program)
   02-01-10     5.00        1,000,000       1,080,790
   02-01-11     5.00        1,040,000       1,134,224
Minneapolis Special School District #1
  Unlimited General Obligation Bonds
  Series 2001 (FSA)
  (School District Credit Enhancement Program)
   02-01-09     5.00        1,325,000       1,418,214
Minneapolis Special School District #1
  Unlimited General Obligation Refunding Bonds
  Series 2003 (FSA)
  (School District Credit Enhancement Program)
   02-01-07     3.00        2,000,000       2,010,980
Minnesota Agricultural & Economic Development Board
  Pre-refunded Revenue Bonds
  Health Care System
  Series 2000A
   11-15-22     6.38        4,845,000       5,661,092
   11-15-29     6.38        2,910,000       3,400,160
Minnesota Agricultural & Economic Development Board
  Revenue Bonds
  Health Care System - Benedictine Health
  Series 1999A (MBIA)
   02-15-16     4.75        1,000,000       1,054,700
Minnesota Agricultural & Economic Development Board
  Un-refunded Balance Revenue Bonds
  Health Care System
  Series 2000A
   11-15-22     6.38          155,000         175,604
   11-15-29     6.38           90,000         101,823

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Minnesota Business Academy
  Taxable Capital Appreciation Note
  Zero Coupon
  Series 2002
   06-30-07     6.00%        $292,000(b,g,i)  $58,400
Minnesota Higher Education Facilities Authority
  Revenue Bonds
  Macalester College
  6th Series 2004B
   03-01-17     5.00        2,395,000       2,619,914
Minnesota Higher Education Facilities Authority
  Revenue Bonds
  University of St. Thomas
  5th Series 2004Y
   10-01-34     5.25        2,800,000       2,998,604
Minnesota Housing Finance Agency
  Revenue Bonds
  Series 2002R II Inverse Floater A.M.T.
   07-01-33    11.68        1,430,000(h)    1,566,880
Minnesota Housing Finance Agency
  Revenue Bonds
  Single Family Mortgage
  Series 1996J A.M.T.
   07-01-21     5.60          125,000         128,384
Minnesota Housing Finance Agency
  Revenue Bonds
  Single Family Mortgage
  Series 1997K A.M.T.
   01-01-26     5.75        1,205,000       1,235,101
Minnesota Public Facilities Authority
  Revenue Bonds
  Series 1998A
   03-01-11     5.00        2,500,000       2,631,075
Minnesota Public Facilities Authority
  Revenue Bonds
  Series 2001A
   03-01-08     5.00        3,000,000       3,166,710
   03-01-20     5.00        4,000,000       4,248,320

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
57   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Minnesota Public Facilities Authority
  Revenue Bonds
  Series 2002B
   03-01-10     5.00%      $2,500,000      $2,714,400
   03-01-13     5.25        2,500,000       2,825,400
   03-01-14     5.25        2,500,000       2,840,050
Minnesota State Municipal Power Agency
  Revenue Bonds
  Series 2004A
   10-01-29     5.13        3,500,000       3,717,945
Monticello Big Lake Community Hospital District
  Revenue Bonds
  Health Care Facilities
  Series 1998A
  (Radian Group Financial Guaranty)
   12-01-19     5.75        1,600,000       1,738,176
Northern Municipal Power Agency
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1989A (AMBAC)
   01-01-10     3.80        2,000,000(g)    1,713,220
Northern Municipal Power Agency
  Refunding Revenue Bonds
  Series 1998B (AMBAC)
   01-01-20     4.75        5,000,000       5,179,600
Northern Municipal Power Agency
  Revenue Bonds
  Series 1997 (FSA)
   01-01-08     5.50        1,250,000       1,328,025
Northern Municipal Power Agency
  Revenue Bonds
  Series 1998 (FSA)
   01-01-14     5.38        1,100,000       1,200,309
Osseo Independent School District #279
  Unlimited General Obligation Bonds
  School Building
  Series 2000A
  (School District Credit Enhancement Program)
   02-01-13     5.75        3,200,000       3,585,344
   02-01-14     5.75        1,100,000       1,231,373

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Osseo Independent School District #279
  Unlimited General Obligation Bonds
  Series 2002A (FSA)
  (School District Credit Enhancement Program)
   02-01-11     5.00%      $1,570,000      $1,716,434
   02-01-12     5.00        3,455,000       3,807,859
   02-01-15     5.25        3,585,000       3,976,912
Osseo Independent School District #279
  Unlimited General Obligation Refunding Bonds
  Series 2001B
  (School District Credit Enhancement Program)
   02-01-09     5.00        2,860,000       3,058,198
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 1998DD (FSA)
   07-01-13     5.13        3,000,000(c)    3,252,510
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 2003NN (MBIA)
   07-01-32     5.00        2,820,000(c)    3,003,215
Puerto Rico Municipal Finance Agency
  Revenue Bonds
  Series 2002A (FSA)
   08-01-17     5.25        2,250,000(c)    2,508,075
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29     5.25        2,000,000(c)    2,222,360
Richfield
  Refunding Revenue Bonds
  Richfield Senior Housing Project
  Series 2004A
   12-01-39     6.63        1,650,000       1,688,907
Shakopee
  Revenue Bonds
  St. Francis Regional Medical Center Series 2004
   09-01-25     5.10        3,300,000       3,439,458

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
58   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1994A (MBIA)
   01-01-19     6.67%      $17,000,000(g)  $9,603,129
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Series 2002A (AMBAC)
   01-01-17     5.25        6,000,000       6,851,699
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Series 2003A (MBIA)
   01-01-11     5.00        5,500,000       6,000,279
St. Cloud Housing & Redevelopment Authority
  Revenue Bonds
  State University Foundation Project
  Series 2002
   05-01-18     5.13        3,000,000       3,253,530
St. Paul Housing & Redevelopment Authority
  Refunding Revenue Bonds
  FNMA Mortgage-backed Securities Program
  Series 1995 (FNMA)
   03-01-28     6.80          310,000         317,115
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Community of Peace Academy Project
  Series 2001A
   12-01-30     7.88        2,390,000       2,595,014
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Lyngblomsten Care Center Housing Project
  Series 1993
   11-01-06     7.13          380,000         382,212
   11-01-17     7.13        1,545,000       1,557,206
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Minnesota Business Academy Project
  Series 2000
   03-01-30     8.00        3,675,000(b,i)  2,900,751

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Rental - Lyngblomsten Housing Project
  Series 1993
   11-01-24     7.00%      $1,720,000      $1,724,678
St. Paul Port Authority
  Revenue Bonds
  Office Building at Cedar Street
  Series 2003
   12-01-23     5.00        5,000,000       5,342,600
   12-01-27     5.13        5,350,000       5,720,595
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2001
   10-01-10     5.00        5,000,000       5,470,850
   10-01-14     5.00        4,000,000       4,377,880
   10-01-15     5.00        4,455,000       4,841,872
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2002
   08-01-06     5.00        5,000,000       5,125,650
   08-01-10     5.00        4,075,000       4,451,530
   11-01-15     5.25        3,575,000       4,022,376
State of Minnesota
  Unlimited General Obligation Refunding Bonds
  Various Purpose
  Series 1998
   11-01-08     5.00        1,170,000       1,251,011
Steele County
  Revenue Bonds
  Elderly Housing Project
  Series 2000
   06-01-30     6.88        2,205,000       2,432,975
Stillwater
  Revenue Bonds
  Health System Obligation Group
  Series 2005
   06-01-25     5.00        1,750,000       1,833,475
   06-01-35     5.00        3,595,000       3,716,871

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
59   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

Todd Morrison Cass & Wadena Counties
  United Hospital District
  Unlimited General Obligation Bonds
  Health Care Facilities-Lakewood
  Series 2004
   12-01-34     5.00%      $2,500,000      $2,567,850
University of Minnesota
  Revenue Bonds
  Residual
  Inverse Floater Series 2002
   07-01-21    11.67        2,830,000(h)    4,334,088
University of Minnesota
  Revenue Bonds
  Series 1996A
   07-01-13     5.75        2,000,000       2,324,760
Virginia Housing & Redevelopment Authority
  Revenue Bonds
  Series 2005
   10-01-20     5.13        1,350,000       1,402,772
Western Minnesota Municipal Power Agency
  Refunding Revenue Bonds
  Series 1996A (AMBAC)
   01-01-06     6.25        1,285,000       1,307,629
Western Minnesota Municipal Power Agency
  Revenue Bonds
  Series 2003A (MBIA)
   01-01-26     5.00        7,250,000       7,690,944
   01-01-30     5.00        5,000,000       5,271,050
White Bear Lake Independent School District #624
  Unlimited General Obligation Refunding Bonds
  School Building
  Series 2002C (FSA)
  (School District Credit Enhancement Program)
   02-01-08     5.00        1,310,000       1,380,609
   02-01-09     5.00        1,375,000       1,471,731

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(d,e)

White Bear Lake Independent School District #624
  Unlimited General Obligation Refunding Bonds
  Series 2002B (FGIC)
  (School District Credit Enhancement Program)
   02-01-13     5.00%      $1,405,000      $1,541,524
   02-01-14     5.00        1,480,000       1,613,777
Willmar
  Unlimited General Obligation Bonds
  Rice Memorial Hospital Project
  Series 2002 (FSA)
   02-01-11     5.00        1,025,000       1,116,779
   02-01-12     5.00        1,120,000       1,229,525
   02-01-13     5.00        1,200,000       1,326,324
------------------------------------------------------

Total municipal bonds
(Cost: $373,274,435)                     $387,893,932
------------------------------------------------------

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
60   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Municipal notes (1.3%)

Issue(d,e,f)  Effective      Amount         Value(a)
                yield      payable at
                            maturity

Cohasset
  Refunding Revenue Bonds
  Minnesota Power & Light Company Project
  V.R.D.N. Series 1997A
  (ABN Amro Bank)
   06-01-20     2.30%      $1,300,000      $1,300,000
Cohasset
  Refunding Revenue Bonds
  Minnesota Power & Light Company Project
  V.R.D.N. Series 1997D
  (ABN Amro Bank)
   12-01-07     2.30          210,000         210,000
Minnesota Higher Education Facilities Authority
  Revenue Bonds
  St. Olaf College
  V.R.D.N. 5th Series 2000H (Harris Trust & Savings Bank)
   10-01-30     2.27          900,000         900,000

Municipal notes (continued)

Issue(d,e,f)  Effective      Amount         Value(a)
                yield      payable at
                            maturity

Robbinsdale
  Revenue Bonds
  North Memorial Healthcare
  V.R.D.N Series 2003 AMBAC
   05-15-33     2.70%      $1,950,000      $1,950,000
St. Paul Housing & Redevelopment Authority
  Revenue Bonds
  Minnesota Public Radio Project
  V.R.D.N. Series 2005 (Allied Irish Bank)
   10-01-25     2.30          770,000         770,000
------------------------------------------------------

Total municipal notes
(Cost: $5,130,000)                         $5,130,000
------------------------------------------------------
Total investments in securities
(Cost: $378,404,435)(j)                  $393,023,932
======================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
61   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.2% of net assets at June 30, 2005.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA       --  ACA Financial Guaranty Corporation
    AMBAC     --  Ambac Assurance Corporation
    BIG       --  Bond Investors Guarantee
    CGIC      --  Capital Guaranty Insurance Company
    FGIC      --  Financial Guaranty Insurance Company
    FHA       --  Federal Housing Authority
    FNMA      --  Federal National Mortgage Association
    FHLMC     --  Federal Home Loan Mortgage Corporation
    FSA       --  Financial Security Assurance
    GNMA      --  Government National Mortgage Association
    MBIA      --  MBIA Insurance Corporation
    XLCA      --  XL Capital Assurance

(e) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.    --  Alternative Minimum Tax -- At June 30, 2005, the value of securities subject to alternative minimum tax represented
                  5.2% of net assets.
    B.A.N.    --  Bond Anticipation Note
    C.P.      --  Commercial Paper
    R.A.N.    --  Revenue Anticipation Note
    T.A.N.    --  Tax Anticipation Note
    T.R.A.N.  --  Tax & Revenue Anticipation Note
    V.R.      --  Variable Rate
    V.R.D.B.  --  Variable Rate Demand Bond
    V.R.D.N.  --  Variable Rate Demand Note

(f) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2005.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2005. At June 30, 2005, the value of inverse floaters represented 3.0% of net assets.

(i) Identifies issues considered to be illiquid as to their marketability. Information concerning such security holdings at June 30, 2005, is as follows:

    Security                                            Acquisition                Cost
                                                           dates
    ---------------------------------------------------------------------------------------
    Anoka County Housing & Redevelopment Authority
      Revenue Bonds
      Epiphany Assisted Living LLC Project
      Series 1999
         7.40% 2029                                       11-22-99              $3,520,070

--------------------------------------------------------------------------------
62   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

 Notes to investments in securities (continued)

    Security                                            Acquisition                Cost
                                                           dates
    ---------------------------------------------------------------------------------------
    Eden Prairie
      Refunding Revenue Bonds
      Sterling Ponds Project
      Series 1999A A.M.T.
         6.25% 2029                                04-27-99 thru 12-02-04       $5,240,000
    Eden Prairie
      Refunding Revenue Bonds
      Sterling Ponds Project
      Series 1999B A.M.T.
         6.25% 2029                                       04-27-99                 505,000
    Maplewood
      Revenue Bonds
      Care Institute
      Series 1994
         7.75% 2024                                       03-02-94               3,677,432
    Minnesota Business Academy
      Taxable Capital Appreciation Note
      Zero Coupon Series 2002
         6.00% 2007                                       09-30-02                 258,394
    St. Paul Housing & Redevelopment Authority
      Revenue Bonds
      Minnesota Business Academy Project
      Series 2000
         8.00% 2030                                       03-09-00               3,581,001

(j) At June 30, 2005, the cost of securities for federal income tax purposes was $378,022,067 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                      $18,168,201
    Unrealized depreciation                                       (3,166,336)
    -------------------------------------------------------------------------
    Net unrealized appreciation                                  $15,001,865
    -------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
63   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Investments in Securities

AXP New York Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (97.7%)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Albany Municipal Water Finance Authority
  Revenue Bonds
  Series 2003A (MBIA)
   12-01-14     5.00%      $2,550,000      $2,681,987
Battery Park City Authority
  Revenue Bonds
  Series 2003A
   11-01-22     5.25        1,000,000       1,101,040
City of New York
  Unlimited General Obligation Bonds
  Series 2000II Inverse Floater (FGIC)
   05-15-16    12.82          830,000(g)    1,178,285
City of New York
  Unlimited General Obligation Bonds
  Series 2002C (XLCA)
   03-15-12     5.00        1,000,000       1,091,870
City of New York
  Unlimited General Obligation Bonds
  Series 2002E
   08-01-16     5.75        2,000,000       2,250,280
City of New York
  Unlimited General Obligation Bonds
  Series 2003I
   03-01-27     5.38        2,000,000       2,175,520
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-18     5.50        2,000,000       2,214,320
   06-01-20     5.50        2,000,000       2,204,320
City of New York
  Unlimited General Obligation Bonds
  Series 2004D
   11-01-34     5.00        1,000,000       1,054,010
City of New York
  Unlimited General Obligation Bonds
  Series 2004E (FSA)
   11-01-22     5.00          750,000         811,470

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2004A
   07-01-24     5.00%        $500,000(d)     $529,680
County of Erie
  Unlimited General Obligation Bonds
  Series 1995B (FGIC)
   06-15-25     5.50          700,000         718,907
County of Monroe
  Unlimited General Obligation
  Refunding Bonds
  Public Improvement
  Series 1996 (MBIA)
   03-01-15     6.00        1,250,000       1,487,113
Erie County Water Authority
  Refunding Revenue Bonds
  Series 1990A Escrowed to Maturity
  (AMBAC)
   12-01-08     6.00        1,765,000       1,874,889
Long Island Power Authority
  Revenue Bonds
  Series 1998-8 (AMBAC)
   04-01-09     5.25        1,000,000       1,079,280
Metropolitan Transportation Authority
  Pre-refunded Revenue Bonds
  Series 1998A (FGIC)
   04-01-28     4.75        1,000,000       1,103,090
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A
   01-01-16     5.75          500,000         585,095
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A (AMBAC)
   11-15-19     5.50        1,000,000       1,126,640
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002A (FSA)
   11-15-26     5.50        1,500,000       1,672,470

See accompanying notes to investments in securities.
-------------------------------------------------------------------------------

64   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

New York City Housing Development
  Revenue Bonds
  Capital Fund New York City Housing
  Authority Program
  Series 2005A (FGIC)
   07-01-25     5.00%      $1,500,000      $1,608,435
New York City Municipal Water Finance Authority
  Revenue Bonds
  Refunded Balance
  Series 1996B (MBIA)
   06-15-26     5.75          320,000         331,853
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2002A
   06-15-29     5.00        1,000,000       1,050,790
New York City Municipal Water Finance Authority
  Revenue Bonds
  Series 2004A
   06-15-39     5.00        1,000,000       1,058,330
New York City Transitional Finance Authority
  Pre-refunded Revenue Bonds
  Future Tax Secured
  Series 1999C
   05-01-25     5.50          440,000         485,844
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2003D
   02-01-31     5.00        1,000,000       1,052,050
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2004C
   02-01-33     5.00        1,000,000       1,056,310
New York City Transitional Finance Authority
  Un-refunded Revenue Bonds
  Future Tax
  Series 1999C
   05-01-25     5.50          560,000         608,787
New York City Trust for Cultural Resources
  Revenue Bonds
  Museum of American Folk Art
  Series 2000 (ACA)
   07-01-22     6.00        1,000,000       1,104,000

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

New York Counties Tobacco Trust II
  Revenue Bonds
  Tobacco Settlement Pass Thru Bonds
  Series 2001
   06-01-35     5.63%        $500,000        $519,475
New York Local Government Assistance Corporation
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993C (MBIA)
   04-01-14     3.65        1,000,000(f)      721,600
New York Mortgage Agency
  Revenue Bonds
  Series II 2002B
  Inverse Floater A.M.T.
   04-01-32    11.28        1,000,000(g)    1,071,430
New York Power Authority
  Revenue Bonds
  Series 2000A
   11-15-30     5.25        1,000,000       1,066,160
New York State Dormitory Authority
  Pre-refunded Revenue Bonds
  Series 1990B
   05-15-11     7.50          415,000         488,040
New York State Dormitory Authority
  Revenue Bonds
  Brooklyn Law School
  Series 2003B (XLCA)
   07-01-30     5.13        1,000,000       1,069,200
New York State Dormitory Authority
  Revenue Bonds
  Catholic Health L.I. Obligation Group
  Series 2004
   07-01-27     5.00        1,000,000       1,032,140
New York State Dormitory Authority
  Revenue Bonds
  City University System Consolidated
  4th Generation
  Series 2003A (MBIA)
   07-01-09     5.25        1,500,000       1,629,435
New York State Dormitory Authority
  Revenue Bonds
  City University System Consolidated
  Series 1993A
   07-01-13     5.75        3,000,000       3,390,869

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
65   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

New York State Dormitory Authority
  Revenue Bonds
  Hospital Insured Mortgage
  Series 2004A (FHA/FSA)
   02-15-13     5.25%        $500,000        $559,045
   08-15-13     5.25          500,000         562,415
New York State Dormitory Authority
  Revenue Bonds
  Memorial Sloan-Kettering Center
  Series 2003-1 (MBIA)
   07-01-21     5.00        1,000,000       1,075,570
New York State Dormitory Authority
  Revenue Bonds
  Montefiore Hospital
  Series 2004 (FGIC/FHA)
   08-01-19     5.00          735,000         802,723
New York State Dormitory Authority
  Revenue Bonds
  Pratt Institute
  Series 1999
  (Radian Group Financial Guaranty)
   07-01-20     6.00        1,500,000       1,675,245
New York State Dormitory Authority
  Revenue Bonds
  Series 2002B (AMBAC)
   11-15-26     5.25        1,000,000       1,107,120
New York State Dormitory Authority
  Un-refunded Revenue Bonds
  Series 1990B
   05-15-11     7.50        1,200,000       1,369,320
New York State Energy Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985B (MBIA)
   10-15-15     4.00        1,000,000       1,015,170
New York State Energy Research & Development Authority
  Revenue Bonds
  Residual Certificates
  Series 2000-379 Inverse Floater (MBIA)
   01-01-21    11.70          330,000(g)      362,541

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

New York State Environmental Facilities Corporation
  Revenue Bonds
  New York City Municipal Water Financing Project
  2nd Series 2004
   06-15-26     5.00%      $1,000,000      $1,078,430
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  New York City Municipal Water Project
  Series 2002B
   06-15-31     5.00        1,000,000       1,054,490
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  New York City Municipal Water Project
  Series 2002K
   06-15-28     5.00        1,000,000       1,060,070
New York State Environmental Facilities Corporation
  Revenue Bonds
  Revolving Funds
  Series 2003
   06-15-32     5.00        1,000,000       1,063,940
New York State Thruway Authority
  Revenue Bonds
  2nd Generation
  Series 2003B (FSA)
   04-01-21     4.75          835,000         879,105
New York State Thruway Authority
  Revenue Bonds
  2nd Generation
  Series 2004A (MBIA)
   04-01-19     5.00        1,000,000       1,089,220
New York State Thruway Authority
  Revenue Bonds
  Transportation
  Series 2003A (MBIA)
   03-15-22     5.00        1,000,000       1,072,440
New York State Urban Development Corporation
  Refunding Revenue Bonds
  Service Contract
  Series 2005 (FSA)
   01-01-17     5.00        1,000,000       1,111,240

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
66   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

New York State Urban Development Corporation
  Revenue Bonds
  Personal Income Tax
  Series 2002C-1
   03-15-11     5.25%      $1,000,000      $1,101,480
New York State Urban Development Corporation
  Revenue Bonds
  Series 2002A (XLCA)
   01-01-11     5.25        1,000,000       1,104,510
New York State Urban Development Corporation
  Revenue Bonds
  Series 2002C (XLCA)
   01-01-09     4.00        1,545,000       1,601,485
Niagara Falls Public Water Authority
  Revenue Bonds
  Series 2003A (MBIA)
   07-15-28     5.50        1,000,000       1,027,090
Port Authority of New York & New Jersey
  Revenue Bonds 5th Installment
  Special Project Series 1996-4 A.M.T.
   10-01-19     6.75        1,500,000       1,584,840
Port Authority of New York & New Jersey
  Revenue Bonds
  Consolidated 134th
  Series 2004
   07-15-34     5.00        1,000,000       1,063,100
Puerto Rico Municipal Finance Agency
  Revenue Bonds
  Series 2002A (FSA)
   08-01-17     5.25        1,000,000(d)    1,114,700
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29     5.25        1,000,000(d)    1,111,180
Sales Tax Asset Receivables Corporation
  Revenue Bonds
  Series 2004A (MBIA)
   10-15-23     5.00          750,000         816,698
Suffolk County Industrial Development Agency
  Revenue Bonds
  1st Mortgage Jeffersons Ferry
  Series 1999A
   11-01-28     7.25        1,500,000       1,627,995

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Tobacco Settlement Financing Authority
  Asset-backed Revenue Bonds
  Series 2003A-1
   06-01-16     5.50%        $500,000        $543,035
Tobacco Settlement Financing Authority
  Revenue Bonds
  Series 2003C-1
   06-01-14     5.50          500,000         536,735
   06-01-15     5.50        1,000,000       1,087,000
Triborough Bridge & Tunnel Authority
  Refunding Revenue Bonds
  General Purpose
  Series 2002B
   11-15-10     5.00        2,000,000       2,180,020
   11-15-29     5.13        1,000,000       1,064,490
Triborough Bridge & Tunnel Authority
  Revenue Bonds
  Convention Center Project
  Series 1990E
   01-01-11     6.00        1,145,000       1,296,518
Westchester Tobacco Asset Securitization
  Revenue Bonds
  Series 2005
   06-01-26     5.00          875,000         877,258
------------------------------------------------------

Total municipal bonds
(Cost: $78,787,018)                       $82,961,232
------------------------------------------------------

Municipal note (1.1%)

Issue(b,e)    Effective      Amount         Value(a)
                yield      payable at
                            maturity

City of New York
  Unlimited General Obligation Bond
  Series 1994B-2 (Bank of Nova Scotia) MBIA
   08-15-11     2.18%        $900,000        $900,000
------------------------------------------------------

Total municipal note
(Cost: $900,000)                             $900,000
------------------------------------------------------

Total investments in securities
(Cost: $79,687,018)(h)                    $83,861,232
======================================================

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
67   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA       --  ACA Financial Guaranty Corporation
    AMBAC     --  Ambac Assurance Corporation
    BIG       --  Bond Investors Guarantee
    CGIC      --  Capital Guaranty Insurance Company
    FGIC      --  Financial Guaranty Insurance Company
    FHA       --  Federal Housing Authority
    FNMA      --  Federal National Mortgage Association
    FHLMC     --  Federal Home Loan Mortgage Corporation
    FSA       --  Financial Security Assurance
    GNMA      --  Government National Mortgage Association
    MBIA      --  MBIA Insurance Corporation
    XLCA      --  XL Capital Assurance

(c) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.    --  Alternative Minimum Tax -- At June 30, 2005, the value of securities subject to alternative minimum tax represented
                  3.1% of net assets.
    B.A.N.    --  Bond Anticipation Note
    C.P.      --  Commercial Paper
    R.A.N.    --  Revenue Anticipation Note
    T.A.N.    --  Tax Anticipation Note
    T.R.A.N.  --  Tax & Revenue Anticipation Note
    V.R.      --  Variable Rate
    V.R.D.B.  --  Variable Rate Demand Bond
    V.R.D.N.  --  Variable Rate Demand Note

(d) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.2% of net assets at June 30, 2005.

(e) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2005. At June 30, 2005, the value of inverse floaters represented 3.1% of net assets.

--------------------------------------------------------------------------------
68   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

(h) At June 30, 2005, the cost of securities for federal income tax purposes was $79,677,832 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                     $4,191,316
    Unrealized depreciation                                         (7,916)
    -----------------------------------------------------------------------
    Net unrealized appreciation                                 $4,183,400
    -----------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
69   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Investments in Securities

AXP Ohio Tax-Exempt Fund

June 30, 2005

(Percentages represent value of investments compared to net assets)

Municipal bonds (98.6%)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Bowling Green State University
  Revenue Bonds
  Series 2003 (AMBAC)
   06-01-12     5.00%      $1,145,000      $1,264,996
Brookville Local School District
  Unlimited General Obligation Bonds
  Series 2003 (FSA)
   12-01-18     5.25        1,000,000       1,114,090
Cincinnati City School District
  Limited General Obligation Bonds
  School Improvement
  Series 2002 (FSA)
   06-01-09     5.00        1,355,000       1,456,652
   06-01-21     5.25        2,600,000       2,853,499
City of Cincinnati
  Unlimited General Obligation
  Refunding Bonds
  Police & Fire Pension
  Series 2005C
   12-01-30     4.50          500,000(d)      499,980
   12-01-35     4.50          500,000(d)      498,335
City of Cincinnati
  Unlimited General Obligation Bonds
  Series 2000
   12-01-16     5.25        1,000,000       1,098,860
City of Cleveland
  Revenue Bonds
  Series 2002K (FGIC)
   01-01-10     5.00        2,000,000       2,163,219
City of Hamilton
  Refunding Revenue Bonds
  Series 2002A (FSA)
   10-15-25     4.70        1,500,000       1,552,320
Cleveland State University
  Revenue Bonds
  Series 2003A (FGIC)
   06-01-15     5.00        1,000,000       1,098,400

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Cleveland State University
  Revenue Bonds
  Series 2004 (FGIC)
   06-01-24     5.25%        $500,000        $546,410
Columbus
  Pre-refunded Unlimited General Obligation Bonds
  Series 1999-2
   06-15-15     5.75        1,000,000       1,133,550
Columbus City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003 (FGIC)
   12-01-11     5.00        1,000,000       1,101,610
Commonwealth of Puerto Rico
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001 (FSA)
   07-01-16     5.50          500,000(e)      589,555
County of Coshocton
  Refunding Revenue Bonds
  Smurfit-Stone Container
  Series 2005
   08-01-13     5.13          100,000         101,298
County of Cuyahoga
  Limited General Obligation Bonds
  Series 1993
   05-15-13     5.60          500,000         547,540
County of Cuyahoga
  Refunding Revenue Bonds
  Judson Retirement Community
  Series 1996A
   11-15-18     7.25          250,000         266,118
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-17     6.00        1,000,000       1,160,020
   01-01-32     6.00        1,000,000       1,117,460

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
70   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

County of Cuyahoga
  Revenue Bonds
  Canton Project
  Series 2000
   01-01-30     7.50%      $1,000,000      $1,130,620
County of Montgomery
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-30     5.00          750,000         783,668
   05-01-32     5.00          500,000         521,705
Dayton City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003A (FGIC)
   12-01-27     5.00        1,250,000       1,326,975
   12-01-31     5.00        1,000,000       1,056,040
Dayton City School District
  Unlimited General Obligation Bonds
  School Facilities Construction & Improvement
  Series 2003D (FGIC)
   12-01-17     5.00        1,000,000       1,089,060
Franklin County
  Refunding Revenue Bonds
  OhioHealth Corporation
  Series 2003C
   05-15-24     5.25        1,000,000       1,074,460
Hamilton County Convention Facilities Authority
  Revenue Bonds
  First Lien
  Series 2004 (FGIC)
   12-01-33     5.00        1,000,000       1,056,590
Jackson
  Pre-refunded Revenue Bonds
  Consolidated Health System - Jackson Hospital
  Series 1999
  (Radian Group Financial Guaranty)
   10-01-20     6.13        1,000,000       1,133,060
Kenston Local School District
  Unlimited General Obligation Bonds
  School Improvement
  Series 2003 (MBIA)
   12-01-16     5.00        1,000,000       1,094,080

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Lakewood
  Limited General Obligation Bonds
  Series 2003
   12-01-19     5.00%      $1,515,000      $1,623,641
Licking Heights Local School District
  Unlimited General Obligation Bonds
  Series 2004 (FGIC)
   12-01-28     5.00        1,000,000       1,066,530
Miami University
  Refunding Revenue Bonds
  Series 2005 (AMBAC)
   09-01-23     4.75          500,000         530,155
Ohio Municipal Electric Generation Agency
  Refunding Revenue Bonds
  Joint Venture 5 Certificates
  Series 2004 (AMBAC)
   02-15-24     4.75          750,000         783,923
Ohio State Building Authority
  Pre-refunded Revenue Bonds
  State Facilities Adult Correctional
  Series 1999A
   10-01-16     5.50        1,000,000       1,108,360
Ohio State Building Authority
  Refunding Revenue Bonds
  State Facilities Adult Correction
  Series 2001A (FSA)
   10-01-14     5.50        1,000,000       1,117,650
Ohio State Building Authority
  Revenue Bonds
  Juvenile Correctional Building
  Series 2003
   04-01-08     4.00        1,580,000       1,628,285
Ohio State Building Authority
  Revenue Bonds
  State Facilities Administration
  Building Fund Projects
  Series 1993A
   10-01-07     5.60        1,500,000       1,593,375
Ohio State Building Authority
  Revenue Bonds
  State Facilities Adult Correction
  Series 2005A (FSA)
   04-01-22     5.00          750,000         813,098

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
71   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

Ohio State Higher Educational Facility Commission
  Revenue Bonds
  Oberlin College Series 1999
   10-01-29     5.00%      $1,000,000      $1,041,960
Ohio State Water Development Authority
  Revenue Bonds
  Water Quality
  Series 2004
   12-01-16     5.00          750,000         829,350
Puerto Rico Electric Power Authority
  Revenue Bonds
  Series 1998DD (FSA)
   07-01-13     5.13        1,000,000(e)    1,084,170
Puerto Rico Municipal Finance Agency
  Revenue Bonds
  Series 2002A (FSA)
   08-01-17     5.25          750,000(e)      836,025
Puerto Rico Public Buildings Authority
  Refunding Revenue Bonds
  Government Facilities
  Series 2004J (AMBAC)
   07-01-36     5.00          500,000(e)      551,005
State of Ohio
  Revenue Bonds
  Case Western Reserve University Project
  Series 2004A (AMBAC)
   12-01-27     5.00        1,000,000       1,069,260
State of Ohio
  Unlimited General Obligation Bonds
  Common Schools
  Series 2003C
   03-15-10     5.00        1,000,000       1,084,600
State of Ohio
  Unlimited General Obligation Bonds
  Common Schools Capital Facilities
  Series 2001A
   06-15-13     5.00        1,500,000       1,623,195

Municipal bonds (continued)

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

State of Ohio
  Unlimited General Obligation Bonds
  Common Schools Capital Facilities
  Series 2001B
   09-15-20     5.00%      $1,000,000      $1,074,730
State of Ohio
  Unlimited General Obligation Bonds
  Conservation Projects
  Series 2002A
   09-01-09     4.00        1,115,000       1,159,076
State of Ohio
  Unlimited General Obligation Bonds
  Higher Education
  Series 2003A
   05-01-11     5.00        1,000,000       1,095,400
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2002G
   05-01-12     5.25          750,000         838,133
State of Ohio
  Unlimited General Obligation Bonds
  Highway Capital Improvement
  Series 2005I
   05-01-14     5.00        1,000,000       1,120,180
Summit County
  Limited General Obligation Bonds
  Series 2003
   12-01-18     5.25        1,490,000       1,682,985
Toledo City School District
  Unlimited General Obligation Bonds
  School Facilities Improvement
  Series 2003 (FSA)
  (School District Credit Enhancement Program)
   12-01-15     5.00        1,000,000       1,103,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
72   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of        Coupon       Principal       Value(a)
issuer and      rate         amount
title of
issue(b,c)

University of Akron
  Revenue Bonds
  Series 2003A (AMBAC)
   01-01-22     5.00%      $1,595,000      $1,707,957
University of Cincinnati
  Revenue Bonds
  Series 2001A (FGIC)
   06-01-14     5.50        1,000,000       1,117,910
Warren County
  Limited General Obligation Bonds
  Series 1992
   12-01-12     6.10          500,000         558,265
------------------------------------------------------

Total municipal bonds
(Cost: $58,474,282)                       $60,273,138
------------------------------------------------------

Municipal notes (2.1%)

Issue(c,f)   Effective       Amount         Value(a)
               yield       payable at
                            maturity

State of Ohio
  Refunding Revenue Bonds
  Sohio Air Project
  V.R.D.N. Series 1995
   05-01-22     2.29%      $1,100,000      $1,100,000
State of Ohio
  Revenue Bonds
  BP Exploration & Oil Project
  V.R.D.N. Series 2001 A.M.T.
   08-01-34     2.36          200,000         200,000
------------------------------------------------------

Total municipal notes
(Cost: $1,300,000)                         $1,300,000
------------------------------------------------------

Total investments in securities
(Cost: $59,774,282)(g)                    $61,573,138
======================================================

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

    ACA       --  ACA Financial Guaranty Corporation
    AMBAC     --  Ambac Assurance Corporation
    BIG       --  Bond Investors Guarantee
    CGIC      --  Capital Guaranty Insurance Company
    FGIC      --  Financial Guaranty Insurance Company
    FHA       --  Federal Housing Authority
    FNMA      --  Federal National Mortgage Association
    FHLMC     --  Federal Home Loan Mortgage Corporation
    FSA       --  Financial Security Assurance
    GNMA      --  Government National Mortgage Association
    MBIA      --  MBIA Insurance Corporation
    XLCA      --  XL Capital Assurance

--------------------------------------------------------------------------------
73   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

(c) The following abbreviations may be used in the portfolio descriptions:

    A.M.T.    --  Alternative Minimum Tax -- At June 30, 2005, the value of securities subject to alternative minimum tax represented
                  0.3% of net assets.
    B.A.N.    --  Bond Anticipation Note
    C.P.      --  Commercial Paper
    R.A.N.    --  Revenue Anticipation Note
    T.A.N.    --  Tax Anticipation Note
    T.R.A.N.  --  Tax & Revenue Anticipation Note
    V.R.      --  Variable Rate
    V.R.D.B.  --  Variable Rate Demand Bond
    V.R.D.N.  --  Variable Rate Demand Note

(d) At June 30, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $998,750.

(e) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 5.0% of net assets at June 30, 2005.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2005.

(g) At June 30, 2005, the cost of securities for federal income tax purposes was $59,774,282 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                      $1,816,998
    Unrealized depreciation                                         (18,142)
    ------------------------------------------------------------------------
    Net unrealized appreciation                                  $1,798,856
    ------------------------------------------------------------------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.ameriprise.com.

--------------------------------------------------------------------------------
74   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP State Tax-Exempt Funds

                                                                        California    Massachusetts     Michigan
                                                                        Tax-Exempt      Tax-Exempt     Tax-Exempt
June 30, 2005                                                              Fund            Fund           Fund

 Assets

Investments in securities, at value (Note 1)
   (identified cost $199,441,354, $71,009,539
   and $57,691,910)                                                    $208,719,992    $73,826,682    $59,871,171
Cash in bank on demand deposit                                               87,662         30,539         81,779
Capital shares receivable                                                    26,808            500         11,592
Accrued interest receivable                                               2,673,031      1,176,926        703,695
------------------------------------------------------------------------------------------------------------------
Total assets                                                            211,507,493     75,034,647     60,668,237
------------------------------------------------------------------------------------------------------------------
 Liabilities

Dividends payable to shareholders                                            19,553          6,223          5,325
Capital shares payable                                                       11,133          1,816         12,317
Payable for investment securities purchased                               2,481,250             --             --
Accrued investment management services fee                                    2,682            964            778
Accrued distribution fee                                                     49,164         17,920         14,280
Accrued transfer agency fee                                                     248             67            101
Accrued administrative services fee                                             228             82             66
Other accrued expenses                                                       42,801         38,875         43,274
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         2,607,059         65,947         76,141
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                            $208,900,434    $74,968,700    $60,592,096
==================================================================================================================

 Represented by

Shares of beneficial interest -- $.01 par value (Note 1)               $    396,426    $   137,653    $   113,221
Additional paid-in capital                                              197,523,084     71,828,392     58,153,483
Undistributed net investment income                                          30,957         94,283             --
Accumulated net realized gain (loss)                                      1,671,329         91,229        146,131
Unrealized appreciation (depreciation) on investments                     9,278,638      2,817,143      2,179,261
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding shares      $208,900,434    $74,968,700    $60,592,096
==================================================================================================================
Net assets applicable to outstanding shares:         Class A           $189,684,740    $56,077,745    $53,273,688
                                                     Class B           $ 16,159,650    $17,522,009    $ 5,477,255
                                                     Class C           $  3,056,044    $ 1,368,946    $ 1,841,153
Outstanding shares of beneficial interest:           Class A shares      35,995,218     10,296,587      9,955,048
                                                     Class B shares       3,068,100      3,217,293      1,023,070
                                                     Class C shares         579,245        251,459        343,994
Net asset value per share:                           Class A           $       5.27    $      5.45    $      5.35
                                                     Class B           $       5.27    $      5.45    $      5.35
                                                     Class C           $       5.28    $      5.44    $      5.35
------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
75   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Statements of assets and liabilities
AXP State Tax-Exempt Funds

                                                                        Minnesota       New York         Ohio
                                                                        Tax-Exempt     Tax-Exempt     Tax-Exempt
June 30, 2005                                                              Fund           Fund           Fund

 Assets

Investments in securities, at value (Note 1)
   (identified cost $378,404,435, $79,687,018
   and $59,774,282)                                                    $393,023,932    $83,861,232    $61,573,138
Cash in bank on demand deposit                                                   --         28,288         16,810
Capital shares receivable                                                    51,780             96          1,380
Accrued interest receivable                                               6,014,032      1,066,294        576,642
Receivable for investment securities sold                                   824,967             --             --
------------------------------------------------------------------------------------------------------------------
Total assets                                                            399,914,711     84,955,910     62,167,970
------------------------------------------------------------------------------------------------------------------
 Liabilities

Disbursements in excess of cash on demand deposit                           189,187             --             --
Dividends payable to shareholders                                            35,073          8,664          4,922
Capital shares payable                                                       89,699         18,605          6,121
Payable for investment securities purchased                                 372,313             --        998,750
Accrued investment management services fee                                    5,024          1,089            785
Accrued distribution fee                                                     94,151         20,186         14,473
Accrued transfer agency fee                                                     600            149            109
Accrued administrative services fee                                             416             93             67
Other accrued expenses                                                       70,221         35,448         33,522
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           856,684         84,234      1,058,749
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                            $399,058,027    $84,871,676    $61,109,221
==================================================================================================================

 Represented by

Shares of beneficial interest -- $.01 par value (Note 1)               $    745,331    $   163,844    $   114,290
Additional paid-in capital                                              382,647,349     80,291,289     59,249,232
Undistributed net investment income                                         382,387          9,181         40,206
Accumulated net realized gain (loss)                                        663,463        233,148        (93,363)
Unrealized appreciation (depreciation) on investments                    14,619,497      4,174,214      1,798,856
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding shares      $399,058,027    $84,871,676    $61,109,221
==================================================================================================================
Net assets applicable to outstanding shares:  Class A                  $341,393,866    $72,589,870    $51,047,773
                                              Class B                  $ 48,659,135    $10,908,968    $ 8,148,165
                                              Class C                  $  9,005,026    $ 1,372,838    $ 1,913,283
Outstanding shares of beneficial interest:    Class A shares             63,764,004     14,013,395      9,547,336
                                              Class B shares              9,087,318      2,105,995      1,523,978
                                              Class C shares              1,681,783        265,013        357,731
Net asset value per share:                    Class A                  $       5.35    $      5.18    $      5.35
                                              Class B                  $       5.35    $      5.18    $      5.35
                                              Class C                  $       5.35    $      5.18    $      5.35
------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
76   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Statements of operations
AXP State Tax-Exempt Funds

                                                                         California    Massachusetts    Michigan
                                                                         Tax-Exempt     Tax-Exempt     Tax-Exempt
Year ended June 30, 2005                                                   Fund            Fund           Fund

 Investment income

Income:
Interest                                                                $ 9,826,257     $3,214,702     $2,709,443
------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                        1,010,591        372,649        294,025
Distribution fee
   Class A                                                                  483,557        147,943        136,742
   Class B                                                                  182,416        186,463         59,822
   Class C                                                                   33,536         14,622         18,779
Transfer agency fee                                                          81,792         47,716         33,540
Incremental transfer agency fee
   Class A                                                                    7,348          3,706          2,886
   Class B                                                                    1,561          1,805            688
   Class C                                                                      506            274            322
Administrative services fees and expenses                                    87,771         30,362         23,283
Compensation of board members                                                 9,206          9,206          9,206
Custodian fees                                                               20,645         11,067          8,835
Printing and postage                                                         31,303         15,065         11,463
Registration fees                                                            35,757         32,846         34,663
Audit fees                                                                   20,500         19,000         19,000
Other                                                                         6,676          6,359          5,302
------------------------------------------------------------------------------------------------------------------
Total expenses                                                            2,013,165        899,083        658,556
   Expenses waived/reimbursed by
   Ameriprise Financial (formerly AEFC) (Note 2)                                 --        (47,331)       (47,447)
------------------------------------------------------------------------------------------------------------------
                                                                          2,013,165        851,752        611,109
   Earnings credits on cash balances (Note 2)                                (7,647)        (3,100)        (4,290)
------------------------------------------------------------------------------------------------------------------
Total net expenses                                                        2,005,518        848,652        606,819
------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                           7,820,739      2,366,050      2,102,624
------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) -- net

Net realized gain (loss) on security transactions (Note 3)                2,843,277        522,273        545,582
Net change in unrealized appreciation (depreciation) on investments       6,675,883      2,650,326      1,522,358
------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            9,519,160      3,172,599      2,067,940
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $17,339,899     $5,538,649     $4,170,564
==================================================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
77   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Statements of operations
AXP State Tax-Exempt Funds

                                                                         Minnesota       New York         Ohio
                                                                         Tax-Exempt     Tax-Exempt     Tax-Exempt
Year ended June 30, 2005                                                   Fund            Fund           Fund

 Investment income

Income:
Interest                                                                $17,388,342     $4,018,928     $2,585,287
------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                        1,895,714        434,449        307,214
Distribution fee
   Class A                                                                  877,625        196,842        136,871
   Class B                                                                  517,111        120,762         84,836
   Class C                                                                   92,150         16,217         21,311
Transfer agency fee                                                         197,783         49,903         36,427
Incremental transfer agency fee
   Class A                                                                   17,007          4,290          2,998
   Class B                                                                    4,803          1,297            921
   Class C                                                                    1,329            260            378
Administrative services fees and expenses                                   163,503         36,031         24,486
Compensation of board members                                                10,673          9,206          9,206
Custodian fees                                                               31,044         12,105         10,380
Printing and postage                                                         75,405         15,335         11,290
Registration fees                                                            33,391         31,840         30,080
Audit fees                                                                   22,000         19,500         19,000
Other                                                                        17,277          5,456          4,758
------------------------------------------------------------------------------------------------------------------
Total expenses                                                            3,956,815        953,493        700,156
   Expenses waived/reimbursed by
   Ameriprise Financial (formerly AEFC) (Note 2)                                 --        (34,613)       (43,339)
------------------------------------------------------------------------------------------------------------------
                                                                          3,956,815        918,880        656,817
   Earnings credits on cash balances (Note 2)                               (28,254)        (3,884)        (3,019)
------------------------------------------------------------------------------------------------------------------
Total net expenses                                                        3,928,561        914,996        653,798
------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                          13,459,781      3,103,932      1,931,489
------------------------------------------------------------------------------------------------------------------
 Realized and unrealized gain (loss) -- net

Net realized gain (loss) on security transactions (Note 3)                1,307,808        571,057        618,488
Net change in unrealized appreciation (depreciation) on investments      11,874,424      2,623,197      1,820,601
------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                           13,182,232      3,194,254      2,439,089
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $26,642,013     $6,298,186     $4,370,578
==================================================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
78   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                         California Tax-Exempt Fund    Massachusetts Tax-Exempt Fund
Year ended June 30,                                          2005          2004             2005           2004

 Operations and distributions

Investment income (loss) -- net                          $  7,820,739  $  9,492,210     $  2,366,050   $  2,864,585
Net realized gain (loss) on investments                     2,843,277     4,271,954          522,273        118,188
Net change in unrealized appreciation
   (depreciation) on investments                            6,675,883   (13,639,192)       2,650,326     (3,402,425)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                               17,339,899       124,972        5,538,649       (419,652)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (7,236,425)   (8,492,465)      (1,880,881)    (2,172,737)
      Class B                                                (544,611)     (769,181)        (449,620)      (567,432)
      Class C                                                (100,096)     (139,214)         (35,315)       (44,866)
   Net realized gain
      Class A                                              (2,650,310)   (2,563,129)        (266,380)      (758,405)
      Class B                                                (248,451)     (291,280)         (82,558)      (259,092)
      Class C                                                 (42,061)      (48,764)          (6,105)       (20,647)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                       (10,821,954)  (12,304,033)      (2,720,859)    (3,823,179)
--------------------------------------------------------------------------------------------------------------------
 Share transactions (Note 4)

Proceeds from sales
   Class A shares (Note 2)                                 18,129,921    15,901,451        5,250,331      6,412,052
   Class B shares                                             964,281     1,083,627          643,022      1,359,509
   Class C shares                                             755,510     1,207,521          265,254        674,999
Reinvestment of distributions at net asset value
   Class A shares                                           7,334,232     8,050,801        1,789,144      2,473,261
   Class B shares                                             670,599       873,630          419,010        680,143
   Class C shares                                             132,696       177,893           38,737         61,014
Payments for redemptions
   Class A shares                                         (35,789,588)  (56,069,227)     (12,453,873)   (19,003,431)
   Class B shares (Note 2)                                 (7,417,183)   (6,190,835)      (4,843,199)    (4,718,999)
   Class C shares (Note 2)                                 (1,664,249)   (2,345,662)        (600,562)      (824,274)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                     (16,883,781)  (37,310,801)      (9,492,136)   (12,885,726)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (10,365,836)  (49,489,862)      (6,674,346)   (17,128,557)
Net assets at beginning of year                           219,266,270   268,756,132       81,643,046     98,771,603
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $208,900,434  $219,266,270     $ 74,968,700   $ 81,643,046
====================================================================================================================
Undistributed net investment income                      $     30,957  $     91,350     $     94,283   $     94,049
--------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
79   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                          Michigan Tax-Exempt Fund       Minnesota Tax-Exempt Fund
Year ended June 30,                                          2005         2004              2005          2004

 Operations and distributions

Investment income (loss) -- net                          $  2,102,624  $  2,515,023     $ 13,459,781   $ 15,515,294
Net realized gain (loss) on investments                       545,582       119,015        1,307,808      2,656,487
Net change in unrealized appreciation
   (depreciation) on investments                            1,522,358    (2,736,651)      11,874,424    (16,925,059)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                4,170,564      (102,613)      26,642,013      1,246,722
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (1,891,829)   (2,226,533)     (11,812,371)   (13,145,714)
      Class B                                                (159,945)     (231,859)      (1,350,479)    (1,780,915)
      Class C                                                 (50,776)      (56,704)        (240,632)      (262,576)
   Net realized gain
      Class A                                                (261,330)     (939,726)      (1,142,029)            --
      Class B                                                 (28,921)     (124,142)        (166,188)            --
      Class C                                                  (9,068)      (28,159)         (29,796)            --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (2,401,869)   (3,607,123)     (14,741,495)   (15,189,205)
--------------------------------------------------------------------------------------------------------------------
 Share transactions (Note 4)

Proceeds from sales
   Class A shares (Note 2)                                  5,810,522     3,929,167       40,052,864     31,708,550
   Class B shares                                             294,638       465,780        2,238,758      3,586,678
   Class C shares                                             335,521       626,081        2,013,530      3,068,043
Reinvestment of distributions at net asset value
   Class A shares                                           1,756,355     2,623,733       10,737,021     10,715,648
   Class B shares                                             131,427       261,994        1,294,698      1,489,197
   Class C shares                                              53,472        73,298          234,993        228,169
Payments for redemptions
   Class A shares                                         (11,580,469)  (17,160,945)     (66,760,048)   (76,911,886)
   Class B shares (Note 2)                                 (2,230,452)   (2,429,975)     (15,765,912)   (11,748,894)
   Class C shares (Note 2)                                   (559,800)     (819,029)      (2,730,362)    (3,005,495)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from share transactions                                 (5,988,786)  (12,429,896)     (28,684,458)   (40,869,990)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (4,220,091)  (16,139,632)     (16,783,940)   (54,812,473)
Net assets at beginning of year                            64,812,187    80,951,819      415,841,967    470,654,440
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 60,592,096  $ 64,812,187     $399,058,027   $415,841,967
====================================================================================================================
Undistributed (excess of distributions over)
   net investment income                                 $         --  $        (74)    $    382,387   $    326,088
--------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
80   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Statements of changes in net assets
AXP State Tax-Exempt Funds

                                                          New York Tax-Exempt Fund         Ohio Tax-Exempt Fund
Year ended June 30,                                          2005          2004             2005           2004

 Operations and distributions

Investment income (loss) -- net                          $  3,103,932   $ 3,491,957     $  1,931,489   $  2,294,258
Net realized gain (loss) on investments                       571,057     1,237,352          618,488       (246,174)
Net change in unrealized appreciation
   (depreciation) on investments                            2,623,197    (5,118,869)       1,820,601     (2,801,314)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                6,298,186      (389,560)       4,370,578       (753,230)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (2,732,716)   (2,982,840)      (1,682,964)    (1,917,434)
      Class B                                                (325,543)     (443,612)        (196,329)      (277,749)
      Class C                                                 (43,807)      (58,190)         (49,329)       (61,732)
   Net realized gain
      Class A                                                (958,527)   (1,792,067)              --       (822,499)
      Class B                                                (144,685)     (349,327)              --       (159,181)
      Class C                                                 (18,926)      (45,440)              --        (35,511)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                        (4,224,204)   (5,671,476)      (1,928,622)    (3,274,106)
--------------------------------------------------------------------------------------------------------------------
 Share transactions (Note 4)

Proceeds from sales
   Class A shares (Note 2)                                  6,562,422     5,308,394        3,342,352      5,179,041
   Class B shares                                             609,622     1,490,534          444,801        915,169
   Class C shares                                             300,146       860,606          251,354        463,974
Reinvestment of distributions at net asset value
   Class A shares                                           3,143,127     4,083,913        1,306,745      2,178,569
   Class B shares                                             374,395       611,810          152,859        347,672
   Class C shares                                              61,961        97,082           47,057         94,195
Payments for redemptions
   Class A shares                                         (17,872,425)  (22,699,309)     (12,063,570)   (14,186,759)
   Class B shares (Note 2)                                 (5,445,727)   (3,905,116)      (2,673,642)    (3,712,886)
   Class C shares (Note 2)                                   (999,298)   (1,130,447)        (755,439)    (1,192,556)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from share transactions                                (13,265,777)  (15,282,533)      (9,947,483)    (9,913,581)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (11,191,795)  (21,343,569)      (7,505,527)   (13,940,917)
Net assets at beginning of year                            96,063,471   117,407,040       68,614,748     82,555,665
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 84,871,676  $ 96,063,471     $ 61,109,221   $ 68,614,748
====================================================================================================================
Undistributed net investment income                      $      9,181      $  7,315         $ 40,206       $ 37,339
--------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Notes to Financial Statements

AXP State Tax-Exempt Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP California Tax-Exempt Trust and AXP Special Tax-Exempt Series Trust were organized as Massachusetts business trusts. AXP California Tax-Exempt Trust includes only AXP California Tax-Exempt Fund. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of individual state tax-exempt funds and one insured national tax-exempt fund, including AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (the Funds). The Funds are non-diversified, open-end management investment companies as defined in the Investment Company Act of 1940 (as amended). Each Fund has unlimited authorized shares of beneficial interest.

Each Fund's goal is to provide a high level of income generally exempt from federal income tax as well as from the respective state and local income tax. A portion of each Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. The Funds concentrate their investments in a single state and therefore may have more credit risk related to the economic conditions of the respective state than Funds that have a broader geographical diversification.

Each Fund offers Class A, Class B and Class C shares.

o   Class A shares are sold with a front-end sales charge.

o   Class B shares may be subject to a contingent deferred sales charge
    (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o   Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee and transfer agency fees (class specific expenses) differ among classes. Income, expenses (other than class-specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
82   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities
At June 30, 2005, investments in securities for California Tax-Exempt Fund and Minnesota Tax-Exempt Fund include issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at June 30, 2005, was $47,337 and $13,925,522 representing 0.02% and 3.49% of net assets for California Tax-Exempt Fund and Minnesota Tax-Exempt Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At June 30, 2005, the outstanding forward-commitments for the Funds are as follows:

                                                  When-issued                Other
Fund                                              securities          forward-commitments
-------------------------------------------------------------------------------------------
California Tax-Exempt Fund                        $2,481,250                  $--
Ohio Tax-Exempt Fund                                 998,750                   --

--------------------------------------------------------------------------------
83   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Swap transactions
To produce incremental earnings, to gain exposure to or protect itself from market changes, the Funds may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Funds may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

--------------------------------------------------------------------------------
84   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Funds will realize a gain or a loss when the swap is terminated. The Funds did not enter into any swap agreements for the year ended June 30, 2005.

Guarantees and indemnifications
Under each Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                                 2005            2004
-------------------------------------------------------------------------------------------
California Tax-Exempt Fund

Class A
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(a)   $7,236,561      $8,492,465
      Long-term capital gain                                     2,650,174       2,563,129

Class B
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(a)      544,611         769,181
      Long-term capital gain                                       248,451         291,280

Class C
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(a)       99,960         139,214
      Long-term capital gain                                        42,197          48,764

(a) Tax-exempt distributions were 98.70% and 98.76% for the years ended 2005 and 2004, respectively.

--------------------------------------------------------------------------------
85   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Year ended June 30,                                                 2005            2004
-------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund

Class A
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(b)   $1,880,881      $2,888,124
      Long-term capital gain                                       266,380          43,018

Class B
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(b)      449,620         811,827
      Long-term capital gain                                        82,558          14,697

Class C
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(b)       35,315          64,342
      Long-term capital gain                                         6,105           1,171

(b) Tax-exempt distributions were 97.10% and 74.21% for the years ended 2005 and 2004, respectively.

Michigan Tax-Exempt Fund

Class A
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(c)   $1,950,028      $2,833,949
      Long-term capital gain                                       203,131         332,310

Class B
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(c)      166,262         312,118
      Long-term capital gain                                        22,604          43,883

Class C
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions(c)       52,795          74,909
      Long-term capital gain                                         7,049           9,954

(c) Tax-exempt distributions were 95.09% and 78.22% for the years ended 2005 and 2004, respectively.

Minnesota Tax-Exempt Fund

Class A
Distributions paid from:
      Ordinary income -- tax-exempt distributions(d)            $11,812,371     $13,145,714
      Long-term capital gain                                      1,142,029              --

Class B
Distributions paid from:
      Ordinary income -- tax-exempt distributions(d)              1,350,479       1,780,915
      Long-term capital gain                                        166,188              --

Class C
Distributions paid from:
      Ordinary income -- tax-exempt distributions(d)                240,632         262,576
      Long-term capital gain                                         29,796              --

(d) Tax-exempt distributions were 100% and 99.97% for the years ended 2005 and 2004, respectively.

--------------------------------------------------------------------------------
86   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Year ended June 30,                                                 2005            2004
-------------------------------------------------------------------------------------------
New York Tax-Exempt Fund

Class A
Distributions paid from:
      Ordinary income -- tax-exempt distributions(e)            $2,774,686      $3,845,797
      Long-term capital gain                                       916,557         929,110

Class B
Distributions paid from:
      Ordinary income -- tax-exempt distributions(e)               331,878         611,845
      Long-term capital gain                                       138,350         181,094

Class C
Distributions paid from:
      Ordinary income -- tax-exempt distributions(e)                44,636          80,074
      Long-term capital gain                                        18,097          23,556

(e) Tax-exempt distributions were 97.38% and 75.85% for the years ended 2005 and 2004, respectively.


Ohio Tax-Exempt Fund

Class A
Distributions paid from:
      Ordinary income -- tax-exempt distributions(f)            $1,682,964      $2,567,342
      Long-term capital gain                                            --         172,591

Class B
Distributions paid from:
      Ordinary income -- tax-exempt distributions(f)               196,329         403,527
      Long-term capital gain                                            --          33,403

Class C
Distributions paid from:
      Ordinary income -- tax-exempt distributions(f)                49,329          89,791
      Long-term capital gain                                            --           7,452

(f) Tax-exempt distributions were 98.41% and 73.82% for the years ended 2005 and 2004, respectively.

At June 30, 2005, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                          Accumulated          Unrealized
                                     Undistributed         long-term          appreciation
Fund                                    income            gain (loss)        (depreciation)
-------------------------------------------------------------------------------------------
California Tax-Exempt Fund            $124,056           $1,768,843          $ 9,107,578
Massachusetts Tax-Exempt Fund           98,396              173,109            2,737,373
Michigan Tax-Exempt Fund                48,928              235,959            2,045,830
Minnesota Tax-Exempt Fund               35,092              726,191           14,939,137
New York Tax-Exempt Fund                43,695              404,358            3,977,154
Ohio Tax-Exempt Fund                    45,129              (87,465)           1,792,957

Dividends to shareholders
Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
87   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES
Each Fund has agreements with Ameriprise Financial, Inc. (formerly American Express Financial Corporation) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, Ameriprise Financial (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets that declines from 0.47% to 0.38% annually as each Fund's assets increase.

Under the current Administrative Services Agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines from 0.04% to 0.02% annually as each Fund's assets increase. It is expected that the fee schedule to the agreement will be revised effective Oct. 1, 2005. Under the new agreement, the fee percentage of each Fund's average daily net assets will decline from 0.07% to 0.04% annually as each Fund's assets increase. A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other American Express mutual funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (formerly American Express Client Service Corporation) (the Transfer Agent) maintains shareholder accounts and records. Each Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $20.50
o  Class B $21.50
o  Class C $21.00

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the base fee of $18.50.

Beginning May 20, 2005, the Transfer Agent implemented an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees were insignificant for the year ended June 30, 2005 and are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------
88   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Each Fund has agreements with Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate up to 0.25% of each Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

For the year ended June 30, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses as follows:

Fund                                      Class A              Class B             Class C
-------------------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund              0.88%                1.64%               1.64%
Michigan Tax-Exempt Fund                   0.88                 1.64                1.64
New York Tax-Exempt Fund                   0.88                 1.64                1.64
Ohio Tax-Exempt Fund                       0.88                 1.64                1.64

Of these waived fees and expenses, the transfer agency fees waived are as follows:

Fund                                                                              Amount
-----------------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund
   Class A                                                                       $27,257
   Class B                                                                         7,159
   Class C                                                                           694

The management fees waived at the Fund level were $12,221.

Michigan Tax-Exempt Fund
   Class A                                                                        21,065
   Class B                                                                         2,012
   Class C                                                                           738

The management fees waived at the Fund level were $23,632.

New York Tax-Exempt Fund
   Class A                                                                        30,198
   Class B                                                                         3,805
   Class C                                                                           610

Ohio Tax-Exempt Fund
   Class A                                                                        22,346
   Class B                                                                         2,981
   Class C                                                                           894

The management fees waived at the Fund level were $17,118.

In addition, Ameriprise Financial and its affiliates have agreed to extend the current agreement to waive certain fees and expenses through Sept. 30, 2005. It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until June 30, 2006, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B and 1.55% for Class C of the Fund's average daily net assets for Massachusetts Tax-Exempt Fund, Michigan Tax-Exempt Fund, New York Tax-Exempt Fund and Ohio Tax-Exempt Fund.

It is expected that a new agreement to waive certain fees and expenses will be effective on Oct. 1, 2005 until June 30, 2006, such that net expenses will not exceed 0.79% for Class A, 1.55% for Class B and 1.55% for Class C of the Fund's average daily net assets for California Tax-Exempt Fund and Minnesota Tax-Exempt Fund.

--------------------------------------------------------------------------------
89   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Sales charges received by the Distributor for distributing the Funds' shares for the year ended June 30, 2005, are as follows:

Fund                                  Class A              Class B              Class C
----------------------------------------------------------------------------------------
California Tax-Exempt Fund            $192,743             $23,790              $  961
Massachusetts Tax-Exempt Fund           63,249              31,698                 365
Michigan Tax-Exempt Fund                53,701              12,868               1,135
Minnesota Tax-Exempt Fund              407,587              49,706               1,798
New York Tax-Exempt Fund               102,178              28,142               2,370
Ohio Tax-Exempt Fund                    40,732              13,998                 277

During the year ended June 30, 2005, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                          Reduction
----------------------------------------------------------------------------------------
California Tax-Exempt Fund                                                     $ 7,647
Massachusetts Tax-Exempt Fund                                                    3,100
Michigan Tax-Exempt Fund                                                         4,290
Minnesota Tax-Exempt Fund                                                       28,254
New York Tax-Exempt Fund                                                         3,884
Ohio Tax-Exempt Fund                                                             3,019

3. SECURITIES TRANSACTIONS

For the year ended June 30, 2005, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                    Purchases            Proceeds
----------------------------------------------------------------------------------------
California Tax-Exempt Fund                             $56,071,475         $68,644,654
Massachusetts Tax-Exempt Fund                            6,519,907          18,234,372
Michigan Tax-Exempt Fund                                 5,734,389          12,730,258
Minnesota Tax-Exempt Fund                               58,169,766          77,796,976
New York Tax-Exempt Fund                                26,769,142          37,536,557
Ohio Tax-Exempt Fund                                    20,997,983          29,538,824

Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
90   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

4. SHARE TRANSACTIONS

Transactions in shares for each Fund for the years indicated are as follows:

                                                    California Tax-Exempt Fund
                                                     Year ended June 30, 2005
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    3,470,204             184,660              144,458
Issued for reinvested distributions     1,403,867             128,452               25,370
Redeemed                               (6,850,880)         (1,423,411)            (317,324)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,976,809)         (1,110,299)            (147,496)
-------------------------------------------------------------------------------------------
                                                     Year ended June 30, 2004
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    3,033,671             206,871              230,075
Issued for reinvested distributions     1,537,634             166,830               33,943
Redeemed                              (10,732,762)         (1,184,067)            (449,095)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (6,161,457)           (810,366)            (185,077)
-------------------------------------------------------------------------------------------
                                                   Massachusetts Tax-Exempt Fund
                                                     Year ended June 30, 2005
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                      973,442             118,798               49,187
Issued for reinvested distributions       330,855              77,493                7,167
Redeemed                               (2,306,644)           (898,813)            (111,173)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,002,347)           (702,522)             (54,819)
-------------------------------------------------------------------------------------------
                                                     Year ended June 30, 2004
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    1,191,577             251,911              124,956
Issued for reinvested distributions       459,165             126,234               11,326
Redeemed                               (3,531,720)           (876,712)            (154,180)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,880,978)           (498,567)             (17,898)
-------------------------------------------------------------------------------------------
                                                     Michigan Tax-Exempt Fund
                                                     Year ended June 30, 2005
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    1,092,631              55,503               63,091
Issued for reinvested distributions       329,971              24,678               10,044
Redeemed                               (2,177,836)           (420,994)            (105,325)
-------------------------------------------------------------------------------------------
Net increase (decrease)                  (755,234)           (340,813)             (32,190)
-------------------------------------------------------------------------------------------
                                                     Year ended June 30, 2004
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                      736,955              87,977              117,722
Issued for reinvested distributions       492,872              49,175               13,759
Redeemed                               (3,227,509)           (459,337)            (153,247)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,997,682)           (322,185)             (21,766)
-------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
91   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

                                                    Minnesota Tax-Exempt Fund
                                                    Year ended June 30, 2005
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    7,546,438             419,686              378,689
Issued for reinvested distributions     2,015,244             243,032               44,107
Redeemed                              (12,549,607)         (2,978,564)            (513,275)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (2,987,925)         (2,315,846)             (90,479)
-------------------------------------------------------------------------------------------
                                                    Year ended June 30, 2004
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    5,989,136             678,333              581,550
Issued for reinvested distributions     2,028,244             281,844               43,186
Redeemed                              (14,563,010)         (2,227,995)            (570,516)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (6,545,630)         (1,267,818)              54,220
-------------------------------------------------------------------------------------------
                                                     New York Tax-Exempt Fund
                                                     Year ended June 30, 2005
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    1,273,990             118,256               58,049
Issued for reinvested distributions       609,569              72,640               12,015
Redeemed                               (3,468,592)         (1,058,818)            (193,383)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,585,033)           (867,922)            (123,319)
-------------------------------------------------------------------------------------------
                                                     Year ended June 30, 2004
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                    1,018,559             285,671              164,025
Issued for reinvested distributions       784,799             117,555               18,658
Redeemed                               (4,372,625)           (752,175)            (218,063)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (2,569,267)           (348,949)             (35,380)
-------------------------------------------------------------------------------------------
                                                      Ohio Tax-Exempt Fund
                                                    Year ended June 30, 2005
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                      634,596              83,991               47,441
Issued for reinvested distributions       246,552              28,844                8,876
Redeemed                               (2,278,127)           (509,146)            (142,885)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,396,979)           (396,311)             (86,568)
-------------------------------------------------------------------------------------------
                                                     Year ended June 30, 2004
                                        Class A              Class B               Class C
-------------------------------------------------------------------------------------------
Sold                                      974,625             172,274               87,413
Issued for reinvested distributions       411,677              65,666               17,779
Redeemed                               (2,689,966)           (708,242)            (225,894)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (1,303,664)           (470,302)            (120,702)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
92   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

5. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. Each Fund had no borrowings outstanding during the year ended June 30, 2005.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at June 30, 2005 are as follows:

Fund                                                     Carry-over        Expiration date
-------------------------------------------------------------------------------------------
Ohio Tax-Exempt Fund                                       $87,465              2013

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
93   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP California Tax-Exempt Fund

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005    2004    2003    2002    2001

Net asset value, beginning of period                                       $5.11   $5.37   $5.23   $5.18   $5.03
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .20     .21     .23     .24     .25
Net gains (losses) (both realized and unrealized)                            .23    (.20)    .14     .05     .15
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .43     .01     .37     .29     .40
------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.20)   (.21)   (.23)   (.24)   (.25)
Distributions from realized gains                                           (.07)   (.06)     --      --      --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.27)   (.27)   (.23)   (.24)   (.25)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.27   $5.11   $5.37   $5.23   $5.18
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                     $190    $194    $237    $234    $231
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            .86%    .86%    .85%    .84%    .85%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.71%   4.03%   4.34%   4.56%   4.79%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    28%     30%     95%     16%     11%
------------------------------------------------------------------------------------------------------------------
Total return(c)                                                            8.53%    .25%   7.26%   5.66%   8.00%
------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
94   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005    2004    2003    2002    2001

Net asset value, beginning of period                                       $5.11   $5.37   $5.23   $5.17   $5.03
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .16     .17     .19     .20     .21
Net gains (losses) (both realized and unrealized)                            .23    (.20)    .14     .06     .14
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .39    (.03)    .33     .26     .35
------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.16)   (.17)   (.19)   (.20)   (.21)
Distributions from realized gains                                           (.07)   (.06)     --      --      --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.23)   (.23)   (.19)   (.20)   (.21)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.27   $5.11   $5.37   $5.23   $5.17
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $16     $21     $27     $27     $24
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.61%   1.61%   1.60%   1.59%   1.60%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.95%   3.28%   3.58%   3.81%   3.99%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    28%     30%     95%     16%     11%
------------------------------------------------------------------------------------------------------------------
Total return(c)                                                            7.72%   (.50%)  6.44%   5.07%   6.98%
------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
95   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005    2004    2003    2002    2001

Net asset value, beginning of period                                       $5.12   $5.38   $5.24   $5.18   $5.03
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .16     .17     .19     .20     .21
Net gains (losses) (both realized and unrealized)                            .23    (.20)    .14     .06     .15
------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .39    (.03)    .33     .26     .36
------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.16)   (.17)   (.19)   (.20)   (.21)
Distributions from realized gains                                           (.07)   (.06)     --      --      --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.23)   (.23)   (.19)   (.20)   (.21)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.28   $5.12   $5.38   $5.24   $5.18
------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $3      $4      $5      $3      $1
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.62%   1.62%   1.61%   1.60%   1.60%
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.94%   3.27%   3.56%   3.86%   4.04%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                    28%     30%     95%     16%     11%
------------------------------------------------------------------------------------------------------------------
Total return(c)                                                            7.71%   (.50%)  6.43%   5.07%   7.20%
------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
96   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.26     $5.51     $5.37     $5.28     $5.11
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .17       .18       .19       .22       .27
Net gains (losses) (both realized and unrealized)                            .22      (.19)      .16       .09       .17
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .39      (.01)      .35       .31       .44
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.17)     (.18)     (.19)     (.22)     (.27)
Distributions from realized gains                                           (.03)     (.06)     (.02)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.20)     (.24)     (.21)     (.22)     (.27)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.45     $5.26     $5.51     $5.37     $5.28
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $56       $59       $73       $66       $65
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            .88%(c)   .88%(c)   .88%(c)   .91%      .95%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          3.17%     3.35%     3.57%     4.11%     5.04%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     9%       14%      141%       53%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            7.42%     (.24%)    6.73%     5.94%     8.64%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 0.94%, 0.93% and 0.92% for the years ended
    June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
97   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.26     $5.51     $5.37     $5.28     $5.11
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .13       .14       .15       .18       .23
Net gains (losses) (both realized and unrealized)                            .22      (.19)      .16       .09       .17
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .35      (.05)      .31       .27       .40
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.13)     (.14)     (.15)     (.18)     (.23)
Distributions from realized gains                                           (.03)     (.06)     (.02)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)     (.20)     (.17)     (.18)     (.23)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.45     $5.26     $5.51     $5.37     $5.28
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $18       $21       $24       $24       $18
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.64%(c)  1.64%(c)  1.63%(c)  1.66%     1.70%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.41%     2.59%     2.81%      3.34%    4.28%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     9%       14%      141%       53%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            6.61%     (.99%)    5.92%     5.15%     7.83%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.69%, 1.69% and 1.68% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
98   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.26     $5.51     $5.37     $5.28     $5.11
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .13       .14       .15       .18       .23
Net gains (losses) (both realized and unrealized)                            .21      (.19)      .16       .09       .17
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .34      (.05)      .31       .27       .40
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.13)     (.14)     (.15)     (.18)     (.23)
Distributions from realized gains                                           (.03)     (.06)     (.02)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)     (.20)     (.17)     (.18)     (.23)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.44     $5.26     $5.51     $5.37     $5.28
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $1        $2        $2        $2        $1
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                           1.64%(c)  1.64%(c)  1.64%(c)  1.66%     1.70%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets          2.41%     2.58%     2.88%     3.32%     4.30%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     9%       14%      141%       53%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                            6.41%     (.97%)    5.91%     5.16%     7.84%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.70%, 1.69% and 1.68% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
99   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.21     $5.47     $5.33     $5.27     $5.09
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .18       .19       .22       .24       .27
Net gains (losses) (both realized and unrealized)                            .17      (.18)      .19       .06       .18
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .35       .01       .41       .30       .45
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.18)     (.19)     (.22)     (.24)     (.27)
Distributions from realized gains                                           (.03)     (.08)     (.05)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.21)     (.27)     (.27)     (.24)     (.27)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.21     $5.47     $5.33     $5.27
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $53       $56       $70       $70       $67
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                             .88%(c)   .88%(c)   .88%(c)   .92%      .95%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           3.45%     3.55%     4.06%     4.57%     5.09%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      9%       32%      113%       33%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             6.80%      .19%     8.00%     5.83%     8.90%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 0.96%, 0.94% and 0.93% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
100   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.21     $5.47     $5.33     $5.27     $5.09
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .14       .15       .18       .20       .23
Net gains (losses) (both realized and unrealized)                            .17      (.18)      .19       .06       .18
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.03)      .37       .26       .41
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.14)     (.15)     (.18)     (.20)     (.23)
Distributions from realized gains                                           (.03)     (.08)     (.05)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.17)     (.23)     (.23)     (.20)     (.23)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.21     $5.47     $5.33     $5.27
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $5        $7        $9        $8        $6
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.64%(c)  1.63%(c)  1.63%(c)  1.67%     1.70%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.69%     2.79%     3.28%     3.82%     4.34%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      9%       32%      113%       33%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             5.99%     (.56%)    7.18%     5.04%     8.09%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.71%, 1.70% and 1.69% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
101   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.21     $5.47     $5.33     $5.27     $5.09
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .14       .15       .18       .20       .22
Net gains (losses) (both realized and unrealized)                            .17      (.18)      .19       .06       .18
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.03)      .37       .26       .40
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.14)     (.15)     (.18)     (.20)     (.22)
Distributions from realized gains                                           (.03)     (.08)     (.05)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.17)     (.23)     (.23)     (.20)     (.22)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.21     $5.47     $5.33     $5.27
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $2        $2        $2        $1       $--
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.64%(c)  1.64%(c)  1.63%(c)  1.66%     1.70%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.70%     2.80%     3.27%     3.80%     4.36%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                      9%       32%      113%       33%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             5.99%     (.57%)    7.18%     5.05%     8.02%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.72%, 1.70% and 1.69% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
102   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.20     $5.37     $5.20     $5.14     $5.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .18       .19       .22       .25       .28
Net gains (losses) (both realized and unrealized)                            .17      (.17)      .17       .06       .14
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .35       .02       .39       .31       .42
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.18)     (.19)     (.22)     (.25)     (.28)
Distributions from realized gains                                           (.02)       --        --        --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.20)     (.19)     (.22)     (.25)     (.28)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.20     $5.37     $5.20     $5.14
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:

Net assets, end of period (in millions)                                     $341      $347      $393      $375      $357
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                             .85%      .84%      .84%      .83%      .84%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           3.37%     3.60%     4.26%     4.82%     5.45%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     15%       23%       73%       36%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                             6.73%      .32%     7.78%     6.15%     8.53%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
103   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.20     $5.37     $5.20     $5.14     $5.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .14       .15       .18       .21       .24
Net gains (losses) (both realized and unrealized)                            .17      (.17)      .17       .06       .14
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.02)      .35       .27       .38
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.14)     (.15)     (.18)     (.21)     (.24)
Distributions from realized gains                                           (.02)       --        --        --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)     (.15)     (.18)     (.21)     (.24)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.20     $5.37     $5.20     $5.14
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $49       $59       $68       $64       $53
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.60%     1.59%     1.59%     1.59%     1.60%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.62%     2.85%     3.48%     4.02%     4.70%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     15%       23%       73%       36%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                             5.94%     (.44%)    6.97%     5.36%     7.72%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
104   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.20     $5.37     $5.20     $5.14     $5.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .14       .15       .18       .21       .24
Net gains (losses) (both realized and unrealized)                            .17      (.17)      .17       .06       .14
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.02)      .35       .27       .38
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.14)     (.15)     (.18)     (.21)     (.24)
Distributions from realized gains                                           (.02)       --        --        --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)     (.15)     (.18)     (.21)     (.24)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.20     $5.37     $5.20     $5.14
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $9        $9        $9        $5        $2
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.61%     1.60%     1.60%     1.59%     1.59%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.62%     2.84%     3.44%     4.04%     4.74%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     15%       23%       73%       36%        4%
--------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                             5.94%     (.44%)    6.96%     5.36%     7.75%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
105   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.07     $5.36     $5.16     $5.12     $4.92
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .18       .18       .20       .22       .25
Net gains (losses) (both realized and unrealized)                            .17      (.18)      .22       .04       .20
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .35        --       .42       .26       .45
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.18)     (.18)     (.20)     (.22)     (.25)
Distributions from realized gains                                           (.06)     (.11)     (.02)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.24)     (.29)     (.22)     (.22)     (.25)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.18     $5.07     $5.36     $5.16     $5.12
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $73       $79       $97       $92       $88
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                             .88%(c)   .88%(c)   .88%(c)   .90%      .91%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           3.47%     3.44%     3.88%     4.38%     4.90%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     30%       36%       91%       44%       13%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             7.04%     (.02%)    8.43%     5.26%     9.28%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 0.92%, 0.93% and 0.90% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
106   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.07     $5.36     $5.16     $5.12     $4.92
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .14       .14       .16       .19       .21
Net gains (losses) (both realized and unrealized)                            .17      (.18)      .22       .04       .20
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.04)      .38       .23       .41
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.14)     (.14)     (.16)     (.19)     (.21)
Distributions from realized gains                                           (.06)     (.11)     (.02)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.20)     (.25)     (.18)     (.19)     (.21)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.18     $5.07     $5.36     $5.16     $5.12
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $11       $15       $18       $18       $16
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.64%(c)  1.63%(c)  1.63%(c)  1.65%     1.66%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.70%     2.69%     3.13%     3.60%     4.14%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     30%       36%       91%       44%       13%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             6.23%     (.78%)    7.61%     4.48%     8.47%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.67%, 1.69% and 1.66% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
107   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.07     $5.36     $5.16     $5.11     $4.92
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .14       .14       .16       .19       .21
Net gains (losses) (both realized and unrealized)                            .17      (.18)      .22       .05       .19
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.04)      .38       .24       .40
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.14)     (.14)     (.16)     (.19)     (.21)
Distributions from realized gains                                           (.06)     (.11)     (.02)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.20)     (.25)     (.18)     (.19)     (.21)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.18     $5.07     $5.36     $5.16     $5.11
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $1        $2        $2        $1       $--
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.64%(c)  1.63%(c)  1.64%(c)  1.66%     1.66%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.70%     2.68%     3.07%     3.69%     4.09%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     30%       36%       91%       44%       13%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             6.23%     (.78%)    7.60%     4.68%     8.26%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.68%, 1.69% and 1.66% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
108   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.16     $5.43     $5.35     $5.27     $5.13
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .16       .17       .18       .22       .27
Net gains (losses) (both realized and unrealized)                            .19      (.20)      .19       .08       .14
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .35      (.03)      .37       .30       .41
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.16)     (.17)     (.18)     (.22)     (.27)
Distributions from realized gains                                             --      (.07)     (.11)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.16)     (.24)     (.29)     (.22)     (.27)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.16     $5.43     $5.35     $5.27
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                      $51       $56       $67       $69       $67
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                             .88%(c)   .88%(c)   .88%(c)   .91%      .93%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           3.07%     3.13%     3.40%     4.22%     4.98%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     33%       17%      194%       33%        3%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             6.90%     (.67%)    7.08%     5.87%     7.95%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 0.95%, 0.95% and 0.92% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
109   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.16     $5.43     $5.34     $5.27     $5.13
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .12       .13       .14       .18       .23
Net gains (losses) (both realized and unrealized)                            .19      (.20)      .20       .07       .14
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.07)      .34       .25       .37
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.12)     (.13)     (.14)     (.18)     (.23)
Distributions from realized gains                                             --      (.07)     (.11)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.12)     (.20)     (.25)     (.18)     (.23)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.16     $5.43     $5.34     $5.27
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $8       $10       $13       $12        $8
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.64%(c)  1.63%(c)  1.63%(c)  1.66%     1.68%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.31%     2.38%     2.62%     3.46%     4.23%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     33%       17%      194%       33%        3%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             6.10%    (1.43%)    6.47%     4.89%     7.15%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.70%, 1.71% and 1.68% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
110   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                                2005      2004      2003      2002      2001

Net asset value, beginning of period                                       $5.16     $5.43     $5.35     $5.28     $5.13
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                                 .12       .13       .14       .18       .22
Net gains (losses) (both realized and unrealized)                            .19      (.20)      .19       .07       .15
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             .31      (.07)      .33       .25       .37
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                                        (.12)     (.13)     (.14)     (.18)     (.22)
Distributions from realized gains                                             --      (.07)     (.11)       --        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (.12)     (.20)     (.25)     (.18)     (.22)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $5.35     $5.16     $5.43     $5.35     $5.28
--------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data

Net assets, end of period (in millions)                                       $2        $2        $3        $1        $1
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                            1.64%(c)  1.63%(c)  1.63%(c)  1.66%     1.68%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets           2.31%     2.38%     2.54%     3.45%     4.26%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                     33%       17%      194%       33%        3%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                             6.10%    (1.44%)    6.26%     4.89%     7.27%
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial waived/reimbursed the Fund for certain expenses.
    Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.71%, 1.71% and 1.68% for the years ended June 30, 2005, 2004 and 2003, respectively.

(d) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
111   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Report of Independent
                 Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS
AXP CALIFORNIA TAX-EXEMPT TRUST
AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP California Tax-Exempt Fund (a fund within AXP California Tax-Exempt Trust) and AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (funds within AXP Special Tax-Exempt Series Trust) as of June 30, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2005, and the financial highlights for each of the years in the five-year period ended June 30, 2005. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund as of June 30, 2005, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 22, 2005

--------------------------------------------------------------------------------
112   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

Each Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP California Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 98.70% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01585
Aug. 25, 2004                                                         0.01517
Sept. 24, 2004                                                        0.01700
Oct. 25, 2004                                                         0.01623
Nov. 24, 2004                                                         0.01562
Dec. 22, 2004                                                         0.01465
Jan. 27, 2005                                                         0.01891
Feb. 24, 2005                                                         0.01507
March 30, 2005                                                        0.01950
April 28, 2005                                                        0.01527
May 26, 2005                                                          0.01584
June 29, 2005                                                         0.01825
Total                                                                $0.19736

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.07212
Total distributions                                                  $0.26948

--------------------------------------------------------------------------------
113   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class B

Income distributions -- 98.70% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01251
Aug. 25, 2004                                                         0.01227
Sept. 24, 2004                                                        0.01375
Oct. 25, 2004                                                         0.01286
Nov. 24, 2004                                                         0.01235
Dec. 22, 2004                                                         0.01160
Jan. 27, 2005                                                         0.01503
Feb. 24, 2005                                                         0.01201
March 30, 2005                                                        0.01583
April 28, 2005                                                        0.01214
May 26, 2005                                                          0.01291
June 29, 2005                                                         0.01454
Total                                                                $0.15780

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.07212
Total distributions                                                  $0.22992

--------------------------------------------------------------------------------
114   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class C

Income distributions -- 98.70% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01254
Aug. 25, 2004                                                         0.01226
Sept. 24, 2004                                                        0.01375
Oct. 25, 2004                                                         0.01285
Nov. 24, 2004                                                         0.01235
Dec. 22, 2004                                                         0.01158
Jan. 27, 2005                                                         0.01504
Feb. 24, 2005                                                         0.01200
March 30, 2005                                                        0.01584
April 28, 2005                                                        0.01214
May 26, 2005                                                          0.01290
June 29, 2005                                                         0.01453
Total                                                                $0.15778

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                      Per share
Dec. 22, 2004                                                        $0.07212
Total distributions                                                  $0.22990

Source of distributions
For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation
Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage at June 30, 2005 was 8.09%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
115   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 97.10% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01422
Aug. 25, 2004                                                         0.01421
Sept. 24, 2004                                                        0.01397
Oct. 25, 2004                                                         0.01435
Nov. 24, 2004                                                         0.01409
Dec. 22, 2004                                                         0.01326
Jan. 27, 2005                                                         0.01676
Feb. 24, 2005                                                         0.01322
March 30, 2005                                                        0.01601
April 28, 2005                                                        0.01358
May 26, 2005                                                          0.01319
June 29, 2005                                                         0.01636
Total                                                                $0.17322

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.02410
Total distributions                                                  $0.19732
Class B

Income distributions -- 97.10% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01084
Aug. 25, 2004                                                         0.01060
Sept. 24, 2004                                                        0.01060
Oct. 25, 2004                                                         0.01085
Nov. 24, 2004                                                         0.01071
Dec. 22, 2004                                                         0.01010
Jan. 27, 2005                                                         0.01264
Feb. 24, 2005                                                         0.01004
March 30, 2005                                                        0.01222
April 28, 2005                                                        0.01033
May 26, 2005                                                          0.01015
June 29, 2005                                                         0.01251
Total                                                                $0.13159

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.02410
Total distributions                                                  $0.15569

--------------------------------------------------------------------------------
116   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class C

Income distributions -- 97.10% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01124
Aug. 25, 2004                                                         0.01061
Sept. 24, 2004                                                        0.01062
Oct. 25, 2004                                                         0.01085
Nov. 24, 2004                                                         0.01068
Dec. 22, 2004                                                         0.01009
Jan. 27, 2005                                                         0.01266
Feb. 24, 2005                                                         0.01003
March 30, 2005                                                        0.01219
April 28, 2005                                                        0.01033
May 26, 2005                                                          0.01014
June 29, 2005                                                         0.01251
Total                                                                $0.13195

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.02410
Total distributions                                                  $0.15605

Source of distributions
For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation
Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage at June 30, 2005 was 4.83%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
117   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 95.09% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01582
Aug. 25, 2004                                                         0.01540
Sept. 24, 2004                                                        0.01509
Oct. 25, 2004                                                         0.01572
Nov. 24, 2004                                                         0.01513
Dec. 22, 2004                                                         0.01999
Jan. 27, 2005                                                         0.01826
Feb. 24, 2005                                                         0.01421
March 30, 2005                                                        0.01716
April 28, 2005                                                        0.01450
May 26, 2005                                                          0.01366
June 29, 2005                                                         0.01658
Total                                                                $0.19152

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.01986
Total distributions                                                  $0.21138
Class B

Income distributions -- 95.09% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01235
Aug. 25, 2004                                                         0.01204
Sept. 24, 2004                                                        0.01177
Oct. 25, 2004                                                         0.01228
Nov. 24, 2004                                                         0.01183
Dec. 22, 2004                                                         0.01689
Jan. 27, 2005                                                         0.01419
Feb. 24, 2005                                                         0.01109
March 30, 2005                                                        0.01341
April 28, 2005                                                        0.01132
May 26, 2005                                                          0.01056
June 29, 2005                                                         0.01280
Total                                                                $0.15053

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.01986
Total distributions                                                  $0.17039

--------------------------------------------------------------------------------
118   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class C

Income distributions -- 95.09% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01231
Aug. 25, 2004                                                         0.01203
Sept. 24, 2004                                                        0.01178
Oct. 25, 2004                                                         0.01228
Nov. 24, 2004                                                         0.01181
Dec. 22, 2004                                                         0.01690
Jan. 27, 2005                                                         0.01420
Feb. 24, 2005                                                         0.01109
March 30, 2005                                                        0.01338
April 28, 2005                                                        0.01131
May 26, 2005                                                          0.01056
June 29, 2005                                                         0.01280
Total                                                                $0.15045

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.01986
Total distributions                                                  $0.17031

Source of distributions
For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation
Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage at June 30, 2005 was 0%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
119   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 100% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01541
Aug. 25,2004                                                          0.01458
Sept. 24, 2004                                                        0.01462
Oct. 25, 2004                                                         0.01517
Nov. 24, 2005                                                         0.01452
Dec. 22, 2004                                                         0.01372
Jan. 27, 2005                                                         0.01776
Feb. 24, 2005                                                         0.01388
March 30, 2005                                                        0.01707
April 28, 2005                                                        0.01410
May 26, 2005                                                          0.01403
June 29, 2005                                                         0.01606
Total                                                                $0.18092

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.01719
Total distributions                                                  $0.19811
Class B

Income distributions -- 100% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01201
Aug. 25,2004                                                          0.01163
Sept. 24, 2004                                                        0.01133
Oct. 25, 2004                                                         0.01176
Nov. 24, 2005                                                         0.01122
Dec. 22, 2004                                                         0.01063
Jan. 27, 2005                                                         0.01379
Feb. 24, 2005                                                         0.01077
March 30, 2005                                                        0.01335
April 28, 2005                                                        0.01092
May 26, 2005                                                          0.01094
June 29, 2005                                                         0.01230
Total                                                                $0.14065

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.01719
Total distributions                                                  $0.15784
--------------------------------------------------------------------------------
120   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class C

Income distributions -- 100% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01203
Aug. 25,2004                                                          0.01161
Sept. 24, 2004                                                        0.01131
Oct. 25, 2004                                                         0.01174
Nov. 24, 2005                                                         0.01119
Dec. 22, 2004                                                         0.01061
Jan. 27, 2005                                                         0.01377
Feb. 24, 2005                                                         0.01075
March 30, 2005                                                        0.01333
April 28, 2005                                                        0.01090
May 26, 2005                                                          0.01093
June 29, 2005                                                         0.01227
Total                                                                $0.14044

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.01719
Total distributions                                                  $0.15763

Source of distributions
For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation
Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage at June 30, 2005 was 7.00%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
121   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 97.38% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01482
Aug. 25, 2004                                                         0.01461
Sept. 24, 2004                                                        0.01389
Oct. 25, 2004                                                         0.01500
Nov. 24, 2004                                                         0.01465
Dec. 22, 2004                                                         0.01680
Jan. 27, 2005                                                         0.01737
Feb. 24, 2005                                                         0.01386
March 30, 2005                                                        0.01703
April 28, 2005                                                        0.01412
May 26, 2005                                                          0.01407
June 29, 2005                                                         0.01757
Total                                                                $0.18379

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.05940
Total distributions                                                  $0.24319
Class B

Income distributions -- 97.38% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01147
Aug. 25, 2004                                                         0.01130
Sept. 24, 2004                                                        0.01073
Oct. 25, 2004                                                         0.01164
Nov. 24, 2004                                                         0.01141
Dec. 22, 2004                                                         0.01380
Jan. 27, 2005                                                         0.01354
Feb. 24, 2005                                                         0.01073
March 30, 2005                                                        0.01334
April 28, 2005                                                        0.01102
May 26, 2005                                                          0.01097
June 29, 2005                                                         0.01392
Total                                                                $0.14387

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.05940
Total distributions                                                  $0.20327

--------------------------------------------------------------------------------
122   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class C

Income distributions -- 97.38% are tax-exempt.

Payable date                                                      Per share
July 26, 2004                                                        $0.01152
Aug. 25, 2004                                                         0.01126
Sept. 24, 2004                                                        0.01073
Oct. 25, 2004                                                         0.01165
Nov. 24, 2004                                                         0.01145
Dec. 22, 2004                                                         0.01376
Jan. 27, 2005                                                         0.01350
Feb. 24, 2005                                                         0.01078
March 30, 2005                                                        0.01344
April 28, 2005                                                        0.01104
May 26, 2005                                                          0.01097
June 29, 2005                                                         0.01392
Total                                                                $0.14402

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2004                                                        $0.05940
Total distributions                                                  $0.20342

Source of distributions
For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation
Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage at June 30, 2005 was 5.33%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
123   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund
Fiscal year ended June 30, 2005

Class A

Income distributions -- 98.41% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01453
Aug. 25, 2004                                                         0.01360
Sept. 24, 2004                                                        0.01357
Oct. 25, 2004                                                         0.01379
Nov. 24, 2004                                                         0.01337
Dec. 22, 2004                                                         0.01264
Jan. 27, 2005                                                         0.01622
Feb. 24, 2005                                                         0.01233
March 30, 2005                                                        0.01452
April 28, 2005                                                        0.01240
May 26, 2005                                                          0.01243
June 29, 2005                                                         0.01528
Total distributions                                                  $0.16468
Class B

Income distributions -- 98.41% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01044
Aug. 25, 2004                                                         0.01029
Sept. 24, 2004                                                        0.01028
Oct. 25, 2004                                                         0.01038
Nov. 24, 2004                                                         0.01029
Dec. 22, 2004                                                         0.00957
Jan. 27, 2005                                                         0.01219
Feb. 24, 2005                                                         0.00920
March 30, 2005                                                        0.01082
April 28, 2005                                                        0.00921
May 26, 2005                                                          0.00933
June 29, 2005                                                         0.01150
Total distributions                                                  $0.12350
--------------------------------------------------------------------------------
124   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Class C

Income distributions -- 98.41% are tax-exempt.

Payable date                                                        Per share
July 26, 2004                                                        $0.01052
Aug. 25, 2004                                                         0.01032
Sept. 24, 2004                                                        0.01026
Oct. 25, 2004                                                         0.01037
Nov. 24, 2004                                                         0.01029
Dec. 22, 2004                                                         0.00955
Jan. 27, 2005                                                         0.01218
Feb. 24, 2005                                                         0.00921
March 30, 2005                                                        0.01081
April 28, 2005                                                        0.00922
May 26, 2005                                                          0.00933
June 29, 2005                                                         0.01150
Total distributions                                                  $0.12356

Source of distributions
For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation
Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage at June 30, 2005 was 1.26%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
125   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Fund Expense Examples

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2005.

Actual Expenses
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
126   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP California Tax-Exempt Fund

                                              Beginning       Ending         Expenses
                                            account value  account value    paid during    Annualized
                                            Jan. 1, 2005   June 30, 2005   the period(a)  expense ratio
 Class A
   Actual(b)                                   $1,000        $1,030.80        $4.38(c)         .87%
   Hypothetical (5% return before expenses)    $1,000        $1,020.48        $4.36(c)         .87%
 Class B
   Actual(b)                                   $1,000        $1,027.00        $8.14(c)        1.62%
   Hypothetical (5% return before expenses)    $1,000        $1,016.76        $8.10(c)        1.62%
 Class C
   Actual(b)                                   $1,000        $1,028.90        $8.20(c)        1.63%
   Hypothetical (5% return before expenses)    $1,000        $1,016.71        $8.15(c)        1.63%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended June 30, 2005:
     +3.08% for Class A, +2.70% for Class B and +2.89% for Class C.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B and 1.55% for Class C. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.98 for Class A, $7.79 for Class B and $7.80 for Class C; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C.

--------------------------------------------------------------------------------
127   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

                                              Beginning       Ending         Expenses
                                            account value  account value    paid during    Annualized
                                            Jan. 1, 2005   June 30, 2005   the period(a)  expense ratio
 Class A
   Actual(b)                                   $1,000        $1,023.40        $4.41(c)         .88%
   Hypothetical (5% return before expenses)    $1,000        $1,020.43        $4.41(c)         .88%
 Class B
   Actual(b)                                   $1,000        $1,019.60        $8.21(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%
 Class C
   Actual(b)                                   $1,000        $1,017.70        $8.20(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended June 30, 2005:
     +2.34% for Class A, +1.96% for Class B, and +1.77% for Class C.

(c) Pending final approval from the Fund's Board of Directors (Board), it expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B and 1.55% for Class C. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.76 for Class B and $7.75 for Class C; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C.

--------------------------------------------------------------------------------
128   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

                                              Beginning       Ending         Expenses
                                            account value  account value    paid during    Annualized
                                            Jan. 1, 2005   June 30, 2005   the period(a)  expense ratio
 Class A
   Actual(b)                                   $1,000        $1,022.80        $4.41(c)         .88%
   Hypothetical (5% return before expenses)    $1,000        $1,020.43        $4.41(c)         .88%
 Class B
   Actual(b)                                   $1,000        $1,019.00        $8.21(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%
 Class C
   Actual(b)                                   $1,000        $1,018.90        $8.21(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended June 30, 2005:
     +2.28% for Class A, +1.90% for Class B and +1.89% for Class C.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B and 1.55% for Class C. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.76 for Class B and $7.76 for Class C; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C.

--------------------------------------------------------------------------------
129   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

                                              Beginning       Ending         Expenses
                                            account value  account value    paid during    Annualized
                                            Jan. 1, 2005   June 30, 2005   the period(a)  expense ratio
 Class A
   Actual(b)                                   $1,000        $1,020.60        $4.21(c)         .84%
   Hypothetical (5% return before expenses)    $1,000        $1,020.63        $4.21(c)         .84%
 Class B
   Actual(b)                                   $1,000        $1,016.80        $7.95(c)        1.59%
   Hypothetical (5% return before expenses)    $1,000        $1,016.91        $7.95(c)        1.59%
 Class C
   Actual(b)                                   $1,000        $1,016.80        $8.00(c)        1.60%
   Hypothetical (5% return before expenses)    $1,000        $1,016.86        $8.00(c)        1.60%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended June 30, 2005:
     +2.06% for Class A, +1.68% for Class B and +1.68% for Class C.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B and 1.55% for Class C. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C.

--------------------------------------------------------------------------------
130   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP New York Tax-Exempt Fund

                                              Beginning       Ending         Expenses
                                            account value  account value    paid during    Annualized
                                            Jan. 1, 2005   June 30, 2005   the period(a)  expense ratio
 Class A
   Actual(b)                                   $1,000        $1,025.60        $4.42(c)         .88%
   Hypothetical (5% return before expenses)    $1,000        $1,020.43        $4.41(c)         .88%
 Class B
   Actual(b)                                   $1,000        $1,021.70        $8.22(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%
 Class C
   Actual(b)                                   $1,000        $1,021.70        $8.22(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended June 30, 2005:
     +2.56% for Class A, +2.17% for Class B and +2.17% for Class C.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B and 1.55% for Class C. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.97 for Class A, $7.77 for Class B and $7.77 for Class C; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C.

--------------------------------------------------------------------------------
131   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

                                              Beginning       Ending         Expenses
                                            account value  account value    paid during    Annualized
                                            Jan. 1, 2005   June 30, 2005   the period(a)  expense ratio
 Class A
   Actual(b)                                   $1,000        $1,022.70        $4.41(c)         .88%
   Hypothetical (5% return before expenses)    $1,000        $1,020.43        $4.41(c)         .88%
 Class B
   Actual(b)                                   $1,000        $1,018.90        $8.21(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%
 Class C
   Actual(b)                                   $1,000        $1,018.80        $8.21(c)        1.64%
   Hypothetical (5% return before expenses)    $1,000        $1,016.66        $8.20(c)        1.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)  Based on the actual return for the six months ended June 30, 2005:
     +2.27% for Class A, +1.89% for Class B, and +1.88% for Class C.

(c) Pending final approval from the Fund's Board of Directors (Board), it is expected that, effective Oct. 1, 2005, the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund will be revised. It is also expected that Ameriprise Financial and its affiliates will contractually agree to waive certain fees and to absorb certain expenses until June 30, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.79% for Class A; 1.55% for Class B and 1.55% for Class C. If the revised fee schedule under the Administrative Services Agreement and the cap/waiver agreement had been in place for the entire six-month period ended June 30, 2005, the actual expenses paid would have been $3.96 for Class A, $7.76 for Class B and $7.76 for Class C; the hypothetical expenses paid would have been $3.96 for Class A, $7.75 for Class B and $7.75 for Class C.

--------------------------------------------------------------------------------
132   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 90 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                              Position held
address,                           with Fund and        Principal occupation
age                                length of service    during past five years       Other directorships
----------------------------------------------------------------------------------------------------------------
Arne H. Carlson                    Board member         Chair, Board Services
901 S. Marquette Ave.              since 1999           Corporation (provides
Minneapolis, MN 55402                                   administrative services
Age 70                                                  to boards). Former
                                                        Governor of Minnesota
----------------------------------------------------------------------------------------------------------------
Philip J. Carroll, Jr.             Board member         Retired Chairman and         Scottish Power PLC,
901 S. Marquette Ave.              since 2002           CEO, Fluor Corporation       Vulcan Materials Company,
Minneapolis, MN 55402                                   (engineering and             Inc. (construction
Age 67                                                  construction) since 1998     materials/chemicals)
----------------------------------------------------------------------------------------------------------------
Livio D. DeSimone                  Board member         Retired Chair of the         Cargill, Incorporated
30 Seventh Street East             since 2001           Board and  Chief             (commodity merchants and
Suite 3050                                              Executive Officer,           processors), General
St. Paul, MN 55101-4901                                 Minnesota Mining and         Mills, Inc. (consumer
Age 71                                                  Manufacturing (3M)           foods), Vulcan Materials
                                                                                     Company (construction
                                                                                     materials/ chemicals),
                                                                                     Milliken & Company
                                                                                     (textiles and chemicals),
                                                                                     and Nexia
                                                                                     Biotechnologies, Inc.
----------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                  Board member         Trustee Professor of         BostonFed Bancorp, Inc.
901 S. Marquette Ave.              since 2004           Economics and                (holding company) and its
Minneapolis, MN 55402                                   Management, Bentley          subsidiary Boston Federal
Age 54                                                  College since 2002;          Savings Bank
                                                        former Dean, McCallum
                                                        Graduate School of
                                                        Business, Bentley
                                                        College from 1999
                                                        to 2002
----------------------------------------------------------------------------------------------------------------
Anne P. Jones                      Board member         Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 70
----------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.              Board member         Retired President and        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002           Professor of Economics,      (manufactures irrigation
Minneapolis, MN 55402                                   Carleton College             systems)
Age 66
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
133   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Independent Board Members (continued)

Name,                              Position held
address,                           with Fund and        Principal occupation
age                                length of service    during past five years       Other directorships
-------------------------------------------------------------------------------------------------------------
Catherine James Paglia             Board member         Director, Enterprise         Strategic Distribution,
901 S. Marquette Ave.              since 2004           Asset Management, Inc.       Inc. (transportation,
Minneapolis, MN 55402                                   (private real estate and     distribution and
Age 52                                                  asset management company)    logistics consultants)
                                                        since 1999
-------------------------------------------------------------------------------------------------------------
Alan K. Simpson                    Board member         Former three-term United
1201 Sunshine Ave.                 since 1997           States Senator for Wyoming
Cody, WY 82414
Age 73

-------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby               Board member         Founder and Chief            Hybridon, Inc.
901 S. Marquette Ave.              since 2002           Executive Officer,           (biotechnology)
Minneapolis, MN 55402                                   RiboNovix, Inc. since
Age 61                                                  2004; President, Forester
                                                        Biotech since 2000; prior
                                                        to that, President and
                                                        CEO, Aquila
                                                        Biopharmaceuticals, Inc.
-------------------------------------------------------------------------------------------------------------
Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

Name,                              Position held
address,                           with Fund and        Principal occupation
age                                length of service    during past five years       Other directorships
-------------------------------------------------------------------------------------------------------------
William F. Truscott                Board member         Senior Vice President -
53600 Ameriprise Financial Center  since 2001,          Chief Investment Officer
Minneapolis, MN 55474              Vice President       of Ameriprise Financial,
Age 44                             since 2002           Inc. and RiverSource
                                                        Investments, LLC since
                                                        2001. Former Chief
                                                        Investment Officer and
                                                        Managing Director, Zurich
                                                        Scudder Investments
------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

--------------------------------------------------------------------------------
134   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held
address,                           with Fund and        Principal occupation
age                                length of service    during past five years               Other directorships
-----------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer            Vice President - Investment
105 Ameriprise Financial Center    since 2002           Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                   Inc., since 2002; Vice President -
Age 50                                                  Finance, American Express Company,
                                                        2000-2002; Vice President -
                                                        Corporate Controller, Ameriprise
                                                        Financial, Inc., 1996-2000
-----------------------------------------------------------------------------------------------------------------
Paula R. Meyer                     President            Senior Vice President and General
596 Ameriprise Financial Center    since 2002           Manager - Mutual Funds, Ameriprise
Minneapolis, MN 55474                                   Financial, Inc. since 2002; Vice
Age 51                                                  President and Managing Director -
                                                        American Express Funds, Ameriprise
                                                        Financial, Inc. 2000-2002; Vice
                                                        President, Ameriprise Financial,
                                                        Inc. 1998-2000
-----------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                      Vice President,      President of Board Services
901 S. Marquette Ave.              General Counsel,     Corporation
Minneapolis, MN 55402              and Secretary
Age 66                             since 1978
-----------------------------------------------------------------------------------------------------------------
Beth E. Weimer                     Chief Compliance     Vice President and Chief
172 Ameriprise Financial Center    Officer since 2004   Compliance Officer, Ameriprise
Minneapolis, MN 55474                                   Financial, Inc. since 2001; Vice
Age 52                                                  President and Chief Compliance
                                                        Officer, Ameriprise Financial
                                                        Services, Inc. (formerly American
                                                        Express Financial Advisors),
                                                        2001-2005; Partner, Arthur
                                                        Andersen Regulatory Risk Services,
                                                        1998-2001
-----------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
135   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Approval of Investment Management Services Agreement

AXP California Tax-Exempt Fund
AXP Massachusetts Tax-Exempt Fund
AXP Michigan Tax-Exempt Fund
AXP Minnesota Tax-Exempt Fund
AXP New York Tax-Exempt Fund
AXP Ohio Tax-Exempt Fund

Ameriprise Financial, Inc. (formerly American Express Financial Corporation or AEFC), (the investment manager), is a wholly-owned subsidiary of American Express Company. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Trustees and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices.

For AXP California Tax-Exempt Fund

The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

--------------------------------------------------------------------------------
136   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

For AXP Massachusetts Tax-Exempt Fund

The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was below median. The Board also considered the fact that Ameriprise Financial has implemented a new fixed income sector team approach to managing the Fund and performance has begun to improve.

For AXP Michigan Tax-Exempt Fund

The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

For AXP Minnesota Tax-Exempt Fund

The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was below median. The Board also considered the fact that Ameriprise Financial has implemented a new fixed income sector team approach to managing the Fund and performance has begun to improve.

For AXP New York Tax-Exempt Fund

The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median. The Board also considered the fact that Ameriprise Financial has implemented a new fixed income sector team approach to managing the Fund and performance has begun to improve.

For AXP Ohio Tax-Exempt Fund

The Board considered that over time the Fund's investment performance should be above median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 was below median. The Board also considered the fact that Ameriprise Financial has implemented a new fixed income sector team approach to managing the Fund and performance has begun to improve.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
137   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability.

For AXP California Tax-Exempt Fund

The Board determined that while the Fund's expenses are slightly higher than the median for its comparison group, a fee waiver has been added to be consistent with other AXP state tax-exempt funds.

For AXP Massachusetts Tax-Exempt Fund

The Board determined that the total expense ratio of the Fund is below median of its comparison group. However, the fee waiver has been increased to be consistent with other AXP state tax-exempt funds.

For AXP Michigan Tax-Exempt Fund

The Board determined that while the Fund's expenses are somewhat higher than the median for its comparison group, the fee waiver has been increased to be consistent with other AXP state tax-exempt funds.

For AXP Minnesota Tax-Exempt Fund

The Board determined that the total expense ratio of the Fund is below the median of its comparison group. Subsequent to the Board's consideration of the annual renewal of the Agreement, Ameriprise Financial proposed a fee waiver that would be consistent with other AXP state tax-exempt funds.

For AXP New York Tax-Exempt Fund

The Board determined that while the Fund's expenses are slightly higher than the median for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

For AXP Ohio Tax-Exempt Fund

The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by the investment manager as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

--------------------------------------------------------------------------------
138   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
139   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling (800) 862-7919; by looking at the website www.ameriprise.com; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on www.ameriprise.com or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at
(612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
140   --   AXP STATE TAX-EXEMPT FUNDS   --   2005 ANNUAL REPORT

American Express Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by Ameriprise Financial Services, Inc. (formerly known as American Express Financial Advisors Inc.). Member NASD. American Express Company is separate from Ameriprise Financial Services, Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended June 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Special Tax-Exempt Series Trust were as follows:

                        2005 - $115,750;                      2004 - $109,652

(b) Audit - Related Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Special Tax-Exempt Series Trust were as follows:

                        2005 - $248;                          2004 - $254

(c) Tax Fees. The fees paid for the years ended June 30, to KPMG LLP for tax compliance related services for AXP Special Tax-Exempt Series Trust were as follows:

                        2005 - $15,300;                       2004 - $13,650

(d) All Other Fees. The fees paid for the years ended June 30, to KPMG LLP for additional professional services rendered for AXP Special Tax-Exempt Series Trust were as follows:

                        2005 - $207;                          2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended June 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2005 - None;                          2004 - None

         The fees paid for the years ended June 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $75,900;                       2004 - $71,000

(h) 100% of the services performed for item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 7/1/03 - 6/30/04
  2005 represents bills paid 7/1/04 - 6/30/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Special Tax-Exempt Series Trust


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          September 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          September 1, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          September 1, 2005